UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-7603
                        --------------------------------

                   MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                      -------------------------------------
               (Exact name of registrant as specified in charter)

     Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Barbara A. McCann
                          Vice President and Secretary
                       One Boston Place, Boston, MA 02108
                  --------------------------------------------
                     (Name and address of agent for service)

                                 with a copy to:

                           Christopher P. Harvey, Esq.
                    Wilmer Cutler Pickering Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109

       Registrant's telephone number, including area code: (617) 248-6000
           -----------------------------------------------------------

                      Date of fiscal year end: December 31
                       ----------------------------------

                   Date of reporting period: December 31, 2006
                          -----------------------------

Item 1.  Reports to Stockholders.


                                              [LOGO]  Mellon
                                                      --------------------------
                                                      Mellon Institutional Funds

Annual Report                   Standish Mellon
                                Fixed Income Fund
--------------------------------------------------------------------------------

Year Ended December 31, 2006

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[LOGO]  Mellon
        --------------------------
        Mellon Institutional Funds

February 2007

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2006.

Financial markets showed substantial resilience in 2006, shrugging off concerns that the slowdown in the housing market could drag the rest of the economy into recession. The U.S. Federal Reserve (Fed) paused in its tightening cycle in August, after 17 rate hikes since June 2004, as the Fed became convinced that inflationary forces, and expectations, were under control. Perhaps the most notable feature of this cycle is that the housing bubble is bursting at a time when rates are not high. In previous cycles, housing market declines typically follow a period of Fed tightenings that drive rates to extreme levels, choking off credit, including mortgage financing. In this environment, credit for housing and other sectors remains plentiful, with the housing pullback largely a function of prices soaring beyond affordable levels for many prospective buyers.

The stock market climbed the proverbial "wall of worry" during 2006, with the S&P 500 hitting new highs and providing a gain of 15.8%, including an 8.8% advance in the fourth quarter. With U.S. monetary policy moderating, energy prices in a swoon and the inflation threat receding, investors clearly feel that the case for a soft landing is being reinforced.

In the bond markets, short-term rates advanced steadily, for the most part, in cadence with the Fed's rate increases, with the 6-month Treasury bill ending the year at 4.9%, up about 70 basis points. Rates on longer-term bonds increased to a lesser degree, with the 10-year Treasury note ending about 30 basis points higher at 4.7%. This produced an inverted yield curve, which is often a leading indicator of recession.

Going forward, there is still much debate over the impact of the housing downturn on the overall economy. We believe that the housing market is in for prolonged weakness, because rates are already at relatively modest levels. Thus, the boost provided by lower mortgage rates in the future is likely to be smaller for housing than in it has been in previous cycles. However, there are other bullish factors that should mitigate the drag of the housing market. As noted, liquidity remains plentiful, and corporations are flush with cash. Spreads of high yield bonds above Treasuries remain tight - an indicator that credit is still available for riskier borrowers. High yield spreads tend to widen when the market perceives a recession is likely.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard
President and CEO
Mellon Institutional Funds

                    One Boston Place o Boston, MA 02108-4402
                        A Mellon Asset Management Company

                   Mellon Institutional Funds Investment Trust
                       Standish Mellon Fixed Income Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

With solid economic growth and rising inflation during the first half of 2006, the U.S. Federal Reserve (Fed) raised the federal funds rate 100 basis points to 5.25% between December 13, 2005 to June 29, 2006. By mid-year, significant deterioration in the U.S. housing market and related slowdown in growth pushed the Fed to pause in its rate hike cycle, and for the remainder of the year, the Fed left the federal funds rate unchanged. While measures of inflation and growth declined modestly during the second half of the year, the employment picture was strong. With low unemployment and solid job gains, the Fed is concerned that tightness in the labor market will result in higher wages and rising inflation. While their inflation outlook remains hawkish, the Fed's view on growth has softened due primarily to weakness in the U.S. housing market. With continued high inventories of unsold homes, the slowdown in U.S. housing activity continues to pose a significant risk for the economy into 2007. In this mixed economic environment, 10-year Treasury yields have ranged between 4.5% and 5.25%, closing the year at 4.70%. The yield curve flattened with both 2- and 30-year Treasuries yielding 4.80% at year-end.

For 2006, the Standish Mellon Fixed Income Fund (Fund) returned 4.38% compared to 4.33% for the Fund's benchmark, the Lehman Brothers U.S. Aggregate Index. Various sectors outperformed Treasuries, with below investment grade and emerging market bonds posting the strongest returns for the period. Amid low volatility, the environment for spreads across sectors has remained favorable. The Fund's allocation to high yield, emerging market and BBB-rated corporate bonds have contributed positively to performance. The portfolio's position in Treasury Inflation Protected Securities (TIPS) detracted from returns as negative inflation accruals resulted in underperformance as compared to nominal Treasuries. With the outperformance of high quality sectors, the underweight position of the Fund in mortgages was also a slight negative. The Fund's exposure to international bonds, both hedged and unhedged, benefited returns as a result of their yield advantage relative to domestic bonds.

As we begin the new year, we expect the Fed will leave the federal funds rate unchanged as it waits to see if moderating growth brings inflation down to a rate of approximately 2%. The risks to this view include inflationary pressures arising from a strong labor market or weaker growth due to further declines in housing activity. As the interplay between growth and inflation keeps the Fed on hold, we expect an environment of low volatility and a flat yield curve to persist over the short term. However, with the possibility of the Fed lowering the federal funds rate and a steeper yield curve, we continue to position the Fund to remain underweight the long end in favor of intermediate bonds.

The portfolio is well positioned to take advantage of this environment. We have increased the Fund's allocation to mortgages in order to capitalize on low volatility and favorable supply and demand conditions. We are likely to reduce the Fund's position in TIPS, as declining oil prices and a slowing economy are unlikely to result in higher inflation expectations. We see incremental opportunities to add international bonds in order to take advantage of the hedged yield advantage of some countries relative to the U.S., including Japan, Poland and Sweden.

As always, we look forward to serving you in 2007.

Catherine A. Powers                            Kent J. Wosepka
Senior Portfolio Manager                       Senior Portfolio Manager
Standish Mellon Asset Management               Standish Mellon Asset Management
   Company LLC                                    Company LLC

                   Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

     Comparison of Change in Value of $100,000 Investment in Standish Mellon
         Fixed Income Fund and the Lehman Brothers U.S. Aggregate Index
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                        Standish Mellon                Lehman Brothers
  PERIOD               Fixed Income Fund          U. S. Aggregate Index *

 12/31/96                   100,000                       100,000
 12/31/97                   109,544                       109,654
 12/31/98                   115,295                       119,180
 12/31/99                   114,484                       118,200
 12/31/00                   126,178                       131,942
 12/31/01                   135,213                       143,084
 12/31/02                   147,227                       157,757
 12/31/03                   154,944                       164,231
 12/31/04                   163,912                       171,357
 12/31/05                   168,841                       175,519
 12/31/06                   176,140                       183,125


                          Average Annual Total Returns
                          (for period ended 12/31/2006)
--------------------------------------------------------------------------------
                                                             Since
                                                           Inception
            1 Year     3 Years     5 Years     10 Years    3/30/1987
--------------------------------------------------------------------------------
             4.38%      4.35%       5.43%       5.82%        7.40%

*     Source: Lipper Inc.

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

                   Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

                     Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                 Expenses Paid
                               Beginning         Ending          During Period+
                             Account Value    Account Value     July 1, 2006 to
                             July 1, 2006   December 31, 2006  December 31, 2006
--------------------------------------------------------------------------------
Actual                         $1,000.00        $1,051.20            $2.59
Hypothetical (5% return
  per year before expenses)    $1,000.00        $1,022.68            $2.55

----------
+ Expenses are equal to the Fund's annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example reflects the combined expenses of the Fund and the master portfolio in which it invests all its assets.

                   Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

            Portfolio Information as of December 31, 2006 (Unaudited)
--------------------------------------------------------------------------------

      The Standish Mellon Fixed Income Fund invests all of its investable assets in an interest of the Standish Mellon Fixed Income Portfolio (See Note 1 of the Fund's Notes to Financial Statements). The Portfolio is actively managed. Current holdings may be different than those presented below.

                                                                   Percentage of
      Summary of Combined Ratings                                   Investments
      --------------------------------------------------------------------------
      Quality Breakdown
      --------------------------------------------------------------------------
      AAA and higher                                                   56.5%
      AA                                                                4.4
      A                                                                14.9
      BBB                                                              19.0
      BB                                                                4.1
      B                                                                 1.1
                                                                     ------
                                                                      100.0%

      Based on ratings from Standard & Poor's and/or Moody's Investors Services. If a security receives split (different) ratings from multiple rating organizations, the Portfolio treats the security as being rated in the higher rating category.

                                                                   Percentage of
      Top Ten Holdings*                       Rate     Maturity     Investments
      --------------------------------------------------------------------------
      FNMA (TBA)                             5.500%     1/1/2036        7.7%
      FNMA (TBA)                             5.000      1/1/2021        4.0
      FNMA (TBA)                             6.000      1/1/2036        3.1
      FHLMC Gold (TBA)                       5.500      1/1/2022        2.4
      U.S. Treasury Note                     4.625    11/15/2016        2.4
      Poland Government Bond                 5.750     6/24/2008        2.2
      FHLMC Gold (TBA)                       6.000      1/1/2022        2.2
      U.S. Treasury Bond                     4.500     2/15/2036        2.2
      U.S. Treasury Inflation-Indexed Bond   3.000     7/15/2012        1.8
      FHLMC Gold (TBA)                       5.000      1/1/2022        1.4
                                                                      -----
                                                                       29.4%

      *     Excluding short-term investments and investment of cash collateral.

                                                                   Percentage of
      Economic Sector Allocation                                    Investments
      --------------------------------------------------------------------------
      Treasury/Agency                                                  10.0%
      Mortgage Pass through                                            29.4
      Credit                                                           37.1
      ABS/CMO/CMBS                                                     17.5
      Emerging Markets                                                  4.7
      Municipal                                                         1.3
                                                                     ------
                                                                      100.0%

                   Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

                       Statement of Assets and Liabilities
                                December 31, 2006
--------------------------------------------------------------------------------

Assets
   Investment in Standish Mellon Fixed Income Portfolio (Portfolio), at value (Note 1A)                 $ 555,519,677
   Receivable for Fund shares sold                                                                          6,869,232
   Receivable from advisor                                                                                     18,699
   Prepaid expenses                                                                                             7,538
                                                                                                        -------------
      Total assets                                                                                        562,415,146
Liabilities
   Distributions payable                                                                 $  1,992,321
   Payable for Fund shares redeemed                                                           797,406
   Accrued administrative services expense (Note 2)                                            23,807
   Accrued professional fees                                                                   13,395
   Accrued transfer agent fees (Note 2)                                                         8,041
   Accrued shareholder reporting expense (Note 2)                                               4,350
   Accrued trustees' fees (Note 2)                                                                500
   Accrued chief compliance officer fee (Note 2)                                                  679
   Other accrued expenses and liabilities                                                       2,288
                                                                                         ------------
      Total liabilities                                                                                     2,842,787
                                                                                                        -------------
Net Assets                                                                                              $ 559,572,359
                                                                                                        =============
Net Assets consist of:
   Paid-in capital                                                                                      $ 745,610,369
   Accumulated net realized loss                                                                         (183,618,201)
   Distributions in excess of net investment income                                                          (752,376)
   Net unrealized depreciation                                                                             (1,667,433)
                                                                                                        -------------
Total Net Assets                                                                                        $ 559,572,359
                                                                                                        =============
Shares of beneficial interest outstanding                                                                  28,528,792
                                                                                                        =============
Net Asset Value, offering and redemption price per share
   (Net Assets/Shares outstanding)                                                                      $       19.61
                                                                                                        =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

                             Statement of Operations
                      For the Year Ended December 31, 2006
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Interest and security lending income allocated from Portfolio                                        $  24,185,967
   Dividend income allocated from Portfolio                                                                   837,086
   Expenses allocated from Portfolio                                                                       (2,105,209)
                                                                                                        -------------
   Net investment income allocated from Portfolio                                                          22,917,844

Expenses
   Administrative service fees (Note 2)                                                  $    144,015
   Professional fees                                                                           50,638
   Registration fees                                                                           25,741
   Transfer agent fees (Note 2)                                                                19,295
   Trustees' fees and expenses (Note 2)                                                         2,000
   Insurance expense                                                                            1,679
   Miscellaneous expenses                                                                      19,232
                                                                                         ------------
      Total expenses                                                                                          262,600
                                                                                                        -------------
         Net investment income                                                                             22,655,244
                                                                                                        -------------
Realized and Unrealized Gain (Loss)
   Net realized gain (loss) allocated from Portfolio on:
      Investments                                                                             688,522
      Financial futures transactions                                                         (694,568)
      Written options transactions                                                           (267,401)
      Foreign currency transactions and forward foreign currency exchange transactions       (582,162)
      Swap transactions                                                                       529,965
                                                                                         ------------
         Net realized gain (loss)                                                                            (325,644)
   Change in unrealized appreciation (depreciation) allocated from Portfolio on:
      Investments                                                                          (1,546,112)
      Financial futures contracts                                                             373,845
      Written options contracts                                                               (50,511)
      Foreign currency translation and forward foreign currency exchange contracts            176,205
      Swap contracts                                                                         (217,496)
                                                                                         ------------
         Net change in net unrealized appreciation (depreciation)                                          (1,264,069)
                                                                                                        -------------
      Net realized and unrealized gain (loss) on investments                                               (1,589,713)
                                                                                                        -------------
Net Increase in Net Assets from Operations                                                              $  21,065,531
                                                                                                        =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                              For the             For the
                                                                                            Year Ended           Year Ended
                                                                                         December 31, 2006   December 31, 2005
                                                                                         -----------------   -----------------
Increase (Decrease) in Net Assets:
From Operations
   Net investment income                                                                   $  22,655,244       $  18,867,149
   Net realized gain (loss)                                                                     (325,644)          3,077,515
   Change in net unrealized appreciation (depreciation)                                       (1,264,069)         (8,030,510)
                                                                                           -------------       -------------
   Net increase (decrease) in net assets from investment operations                           21,065,531          13,914,154
                                                                                           -------------       -------------
Distributions to Shareholders (Note 1C)
   From net investment income                                                                (22,263,301)        (22,878,370)
                                                                                           -------------       -------------
   Total distributions to shareholders                                                       (22,263,301)        (22,878,370)
                                                                                           -------------       -------------
Fund Share Transactions (Note 4)
   Net proceeds from sale of shares                                                          177,478,086          51,996,373
   Value of shares issued to shareholders in reinvestment of distributions                    15,312,591          15,442,638
   Cost of shares redeemed (net of redemption fees of $4,451 and $0,
      respectively)                                                                          (87,911,791)        (65,890,204)
                                                                                           -------------       -------------
   Net increase (decrease) in net assets from Fund share transactions                        104,878,886           1,548,807
                                                                                           -------------       -------------
Total Increase (Decrease) in Net Assets                                                      103,681,116          (7,415,409)

Net Assets
   At beginning of year                                                                      455,891,243         463,306,652
                                                                                           -------------       -------------
   At end of year (including distributions in excess of investment income of
      $752,376 and $282,143, respectively)                                                 $ 559,572,359       $ 455,891,243
                                                                                           =============       =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                               Year Ended December 31,
                                                             -----------------------------------------------------------
                                                                2006        2005        2004        2003          2002
                                                             ---------   ---------   ---------   ---------     ---------
Net Asset Value, Beginning of the Year                       $   19.66   $   20.08   $   20.08   $   19.70     $   18.93
                                                             ---------   ---------   ---------   ---------     ---------
From Operations:
   Net investment income * (a)                                    0.93        0.82        0.77        0.75          0.93
   Net realized and unrealized gains (loss) on investments       (0.10)      (0.23)       0.36        0.28          0.71
                                                             ---------   ---------   ---------   ---------     ---------
Total from investment operations                                  0.83        0.59        1.13        1.03          1.64
                                                             ---------   ---------   ---------   ---------     ---------
Less Distributions to Shareholders:
   From net investment income                                    (0.88)      (1.01)      (1.13)      (0.65)        (0.87)
                                                             ---------   ---------   ---------   ---------     ---------
Total distributions to shareholders                              (0.88)      (1.01)      (1.13)      (0.65)        (0.87)
                                                             ---------   ---------   ---------   ---------     ---------
Net Asset Value, End of Year                                 $   19.61   $   19.66   $   20.08   $   20.08     $   19.70
                                                             =========   =========   =========   =========     =========
Total Return                                                      4.38%       2.96%       5.74%       5.24%(b)      8.89%(b)
Ratios/Supplemental data:
   Expenses (to average daily net assets) * (c)                   0.50%       0.49%       0.48%       0.42%         0.38%
   Net Investment Income (to average daily net assets) *          4.75%       4.09%       3.77%       3.76%         4.86%
   Net Assets, End of Year (000's omitted)                   $ 559,572   $ 455,891   $ 463,307   $ 595,789     $ 941,240

----------
* For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

Net investment income per share (a)                                N/A         N/A         N/A   $    0.73     $    0.93
Ratios (to average daily net assets):
   Expenses (c)                                                    N/A         N/A         N/A        0.45%         0.42%
   Net investment income                                           N/A         N/A         N/A        3.73%         4.82%

(a)   Calculated based on average shares outstanding.

(b)   Total return would have been lower in the absence of expense waivers.

(c)   Includes the Fund's share of the Portfolio's allocated expenses.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                       Standish Mellon Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Fixed Income Fund (the "Fund") is a separate diversified investment series of the Trust.

      The object of the Fund is primarily to achieve a high level of current income, consistent with conserving principal and liquidity, and secondarily to seek capital appreciation when changes in interest rates and economic conditions indicate that capital appreciation may be available without significant risk to principal. The Fund invests all of its investable assets in an interest of Standish Mellon Fixed Income Portfolio (the "Portfolio"), a subtrust of Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust and has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in fixed income securities issued by U.S. and foreign governments and companies. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (100% at December 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. The Fund records its investment in the Portfolio at value. The Portfolio values its securities at value as discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. Securities transactions and income

      The Fund's investment in the Portfolio is recorded on settlement date. The Portfolio's securities transactions are recorded as of the trade date as discussed in Note 1B of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Fund represent pro rata shares of gains and losses of the Portfolio.

      C. Distributions to shareholders

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses are declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash.

      Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences which may result in reclassifications, are primarily due to wash sales, foreign currency gains and losses, post-October losses, capital loss carryovers, and the timing of recognition of realized and unrealized gains and losses on futures contracts.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income(loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      D. Expenses

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among funds of the Trust and/or portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

                   Mellon Institutional Funds Investment Trust
                       Standish Mellon Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      E. Commitments and contingencies

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

      F. Federal Income Taxes

      Each year the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

      G. New Accounting Requirements

      In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

      In addition, on September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

(2)   Investment Advisory Fee and other Transactions With Affiliates:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Standish Mellon voluntarily agreed to limit the total operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.50% of the Fund's average daily net assets.

      On December 4, 2006, Mellon Financial Corporation ("MFC") and The Bank of New York Company, Inc. ("BNY") announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Standish Mellon would become an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY's and MFC's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, MFC and BNY expect the transaction to be completed in the third quarter of 2007.

      The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly owned subsidiary of The Dreyfus Corporation, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services, the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $19,295, for the year ended December 31, 2006.

      The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $4,850 for the year ended December 31, 2006.

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended December 31, 2006, the Fund was charged $4,000. No other director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee.

                   Mellon Institutional Funds Investment Trust
                       Standish Mellon Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      The Fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the year ended December 31, 2006, the Fund was charged $161,161 for fees payable to Mellon Private Wealth Management.

(3)   Investment Transactions:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2006, aggregated $186,365,938 and $109,974,249, respectively. The Fund receives a proportionate share of the Portfolio's income, expenses, and realized and unrealized gains and losses based on applicable tax allocation rules.

(4)   Shares of Beneficial Interest:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                For the             For the
                                              Year Ended          Year Ended
                                           December 31, 2006   December 31, 2005
                                           -----------------   -----------------
      Shares sold                              9,061,206           2,590,559
      Shares issued to shareholders for
         reinvestment of distributions           788,837             777,096
      Shares redeemed                         (4,504,759)         (3,260,750)
                                              ----------          ----------
      Net increase (decrease)                  5,345,284            (106,905)
                                              ==========          ==========

      At December 31, 2006, two shareholders of record held in the aggregate approximately 21% of the total outstanding shares of the Fund. Investment activities of these shareholders could have a material impact on the Fund.

      The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended December 31, 2006, the Fund received $4,451 in redemption fees.

(5)   Federal Taxes:

      As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

               Undistributed ordinary income      $            --
               Undistributed capital gains                     --
               Total distributable earnings                    --
               Capital loss carry forward             182,759,530

      Tax character of distributions paid during the fiscal year ended December 31, 2006, were as follows:

                                               2006                     2005
                                           ------------             ------------
               Ordinary income             $ 22,263,301             $ 22,878,370

                  Mellon Institutional Funds Investment Trust
                       Standish Mellon Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      At December 31, 2006, the Fund, for federal income tax purposes, has capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

                         Capital Loss         Expiration
                          Carryover              Date
                         ------------         ----------
                         $ 27,099,636         12/31/2007
                          118,614,149         12/31/2008
                           36,020,187         12/31/2009
                            1,025,558         12/31/2014
                         ------------
                          182,759,530
                         ============

      It is uncertain whether the Fund will be able to realize the benefits of the losses before they expire.

      The Fund elected to defer to its fiscal year ending December 31, 2007, $252,518 of capital losses and $227,501 of currency losses recognized during the period November 1, 2006 to December 31, 2006.

      See the corresponding master portfolio for tax basis unrealized appreciation (depreciation) information.

                   Mellon Institutional Funds Investment Trust
                       Standish Mellon Fixed Income Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of Standish Mellon Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Fixed Income Fund (the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included agreement of the amount of the investment in the Standish Mellon Fixed Income Portfolio (the "Portfolio") at December 31, 2006 to the Portfolio's records, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 2, 2007

                   Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                  Schedule of Investments -- December 31, 2006
--------------------------------------------------------------------------------

                                                                                                             Par          Value
Security Description                                                           Rate    Maturity             Value       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--143.4%

BONDS AND NOTES--132.3%

Asset Backed--14.4%
Accredited Mortgage Loan Trust 2005-3 A2 (a)                                  5.450%   9/25/2035   USD      257,588   $     257,611
Accredited Mortgage Loan Trust 2006-1 A1 (a)                                  5.410    4/25/2036            931,153         931,258
ACE Securities Corp. 2006-ASL1 A (a)                                          5.490    2/25/2036            468,888         468,933
American Express Credit Account Master Trust 2004-C 144A (a)                  5.850    2/15/2012          2,219,137       2,223,131
American General Mortgage Loan Trust 2006-1 A1 144A                           5.750   12/25/2035             93,688          93,520
Americredit Automobile Receivables Trust 2005-DA A2                           4.750    11/6/2008            278,432         278,377
Bayview Financial Acquisition Trust 2005-B 1A6                                5.208    4/28/2039            200,000         194,721
Capital Auto Receivables Asset Trust 2004-2 D 144A                            5.820    5/15/2012          1,950,000       1,924,433
Capital One Multi-Asset Execution Trust 2004-C1 C1                            3.400   11/16/2009          3,138,000       3,135,324
Carrington Mortgage Loan Trust (a)                                            5.390    5/25/2036          1,231,396       1,231,482
Centex Home Equity 2005-D AV1 (a)                                             5.460   10/25/2035            179,401         179,416
Centex Home Equity 2005-D M2 (a)                                              5.810   10/25/2035             40,000          40,212
Centex Home Equity 2005-D M3 (a)                                              5.830   10/25/2035             70,000          70,418
Centex Home Equity 2006-A AV1 (a)                                             5.400    6/25/2036            636,910         636,921
Chase Credit Card Master Trust 2004-2 C (a)                                   5.900    9/15/2009          1,000,000       1,001,404
Chase Manhattan Auto Owner Trust 2005-B A2                                    4.770    3/15/2008            620,610         620,374
Citigroup Mortgage Loan Trust, Inc. 2005-WF1 A5                               5.010    2/25/2035            145,000         140,313
Citigroup Mortgage Loan Trust, Inc. 2005-WF2 AF2                              4.922    8/25/2035            899,989         893,038
Citigroup Mortgage Loan Trust, Inc. 2005-WF2 AF7                              5.249    8/25/2035          1,955,000       1,915,995
Citigroup Mortgage Loan Trust, Inc. 2006-WF1 A2A                              5.701    3/25/2036            484,701         483,318
Countrywide Asset-Backed Certificates 2004-3 M3 (a)                           6.220    5/25/2034            380,000         382,118
Countrywide Asset-Backed Certificates 2006-SPS1 A (a)                         5.460   12/25/2025          2,415,435       2,416,088
Countrywide Asset-Backed Certificates 2006-SPS2 A (a)                         5.510    5/25/2026          4,556,611       4,558,608
Credit-Based Asset Servicing and Securitization 2005-CB8 AF5                  5.653   12/25/2035            300,000         298,294
Credit-Based Asset Servicing and Securitization 2005-CB4 AV1 (a)              5.450    8/25/2035            309,204         309,201
Credit-Based Asset Servicing and Securitization 2005-CB7 AF1                  5.208   11/25/2035            837,371         833,363
Credit-Based Asset Servicing and Securitization 2005-CB8 AF1B                 5.451   12/25/2035            927,141         923,135
Credit-Based Asset Servicing and Securitization 2006-CB1 AF1                  5.457    1/25/2036          1,382,422       1,375,755
Credit-Based Asset Servicing and Securitization 2006-CB2 AF1                  5.717   12/25/2036            466,577         464,864
CS First Boston Mortgage Securities Corp. 2002-HE4                            6.940    8/25/2032            513,703         517,298
CSAB Mortgage Backed Trust 2006-3 A1A                                         6.000   11/25/2036          4,694,654       4,698,560
First NLC Trust 2005-3 AV2 (a)                                                5.580   12/25/2035          1,174,193       1,174,603
Ford Credit Auto Owner Trust 2004-A C                                         4.190    7/15/2009             75,000          74,271
Ford Credit Auto Owner Trust 2005-B B                                         4.640    4/15/2010          1,465,000       1,452,775
Ford Credit Auto Owner Trust 2006-C C                                         5.470    9/15/2012            590,000         590,000
GMAC Mortgage Corp. Loan Trust 2006-HE3 A1 (a)                                5.420   10/25/2036          1,910,421       1,910,631
Green Tree Financial Corp. 1994-7 M1                                          9.250    3/15/2020            641,280         663,560
GSAA Home Equity Trust 2006-7 AV1 (a)                                         5.430    3/25/2046          1,759,923       1,759,923
GSAMP Trust 2006-S4 A1 (a)                                                    5.410    5/25/2036          1,153,154       1,153,096
Home Equity Asset Trust 2005-4 2A1 (a)                                        5.440   10/25/2035             50,497          50,502
Home Equity Asset Trust 2005-5 2A1 (a)                                        5.460   11/25/2035            677,861         677,943
Home Equity Asset Trust 2005-8 2A1 (a)                                        5.460    2/25/2036            425,831         425,928
Home Equity Asset Trust 2005-8 M4 (a)                                         5.930    2/25/2036            160,000         160,592
Home Equity Mortgage Trust 2006-3 A1                                          5.472    9/25/2036          1,195,134       1,194,884
Home Equity Mortgage Trust 2006-4 A1                                          5.671   11/25/2036            479,147         479,618
Home Equity Mortgage Trust 2006-5 A1                                          5.500    1/25/2037          3,213,650       3,212,110
Honda Auto Receivables Owner Trust 2004-1 A3                                  2.400    2/21/2008            183,899         183,355
Hyundai Auto Receivables Trust 2004-A B                                       3.460    8/15/2011             53,845          52,845
Hyundai Auto Receivables Trust 2006-A A2                                      5.130    2/16/2009             96,323          96,265

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                  Schedule of Investments -- December 31, 2006
--------------------------------------------------------------------------------

                                                                                                             Par          Value
Security Description                                                           Rate    Maturity             Value       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Asset Backed (continued)
JP Morgan Acquisition Corp. 2006-CW1 A2 (a)                                   5.390%   5/25/2036   USD      617,172   $     617,215
JP Morgan Mortgage Acquisition Corp. 2005-FRE1 A2F1                           5.375   10/25/2035            269,854         268,850
MBNA Credit Card Master Note Trust 2002-C1 C1                                 6.800    7/15/2014             65,000          69,145
Morgan Stanley ABS Capital I 2005-WMC6 A2A (a)                                5.460    7/25/2035            231,300         231,336
Morgan Stanley ABS Capital I 2006-HE3 A2A (a)                                 5.390    4/25/2036            543,298         543,307
Morgan Stanley Home Equity Loans 2005-2 A2A (a)                               5.440    5/25/2035             69,603          69,603
Morgan Stanley Home Equity Loans 2006-1 B1 (a)                                6.900   12/25/2035            175,000         177,576
Morgan Stanley Home Equity Loans 2006-3 A1 (a)                                5.400    4/25/2036          1,049,169       1,049,186
Newcastle Mortgage Securities Trust 2006-1 A1 (a)                             5.420    3/25/2036          1,403,172       1,403,422
Nissan Auto Receivables Owner Trust 2006-B A1                                 5.081    5/15/2007             47,457          47,463
Nomura Asset Acceptance Corp. 2005-WF1 2A5                                    5.159    3/25/2035            983,000         959,864
Origen Manufactured Housing 2004-B A2                                         3.790   12/15/2017             94,690          92,740
Origen Manufactured Housing 2005-A A1                                         4.060    7/15/2013            477,728         475,643
Origen Manufactured Housing 2005-B A1                                         5.250    2/15/2014          1,196,745       1,192,241
Origen Manufactured Housing 2005-B A2                                         5.247   12/15/2018            200,000         198,902
Origen Manufactured Housing 2005-B A3                                         5.605    5/15/2022            100,000          99,505
Ownit Mortgage Loan Asset-Backed Certification 2006-1 AF1                     5.424   12/25/2036          1,585,423       1,576,998
Popular ABS Mortgage Pass--Through Trust 2005-5 AF6                           5.331   11/25/2035             25,000          24,685
Popular ABS Mortgage Pass--Through Trust 2005-D AF1                           5.361    1/25/2036          1,044,063       1,038,660
Popular ABS Mortgage Pass--Through Trust 2005-6 M1                            5.910    1/25/2036            150,000         150,169
Renaissance Home Equity Loan Trust 2006-2 AF1                                 5.999    8/25/2036          1,982,287       1,978,028
Renaissance Home Equity Loan Trust 2006-2 M1                                  6.252    8/25/2036          1,750,000       1,781,243
Renaissance Home Equity Loan Trust 2006-2 M2                                  6.301    8/25/2036            170,000         172,876
Renaissance Home Equity Loan Trust 2006-3 AF1                                 5.917   11/25/2036          2,326,552       2,323,807
Residential Asset Mortgage Products, Inc. 2003-RS9 MI1                        5.800   10/25/2033             25,000          24,778
Residential Asset Mortgage Products, Inc. 2004-RS12 AI6                       4.547   12/25/2034             80,000          77,820
Residential Asset Mortgage Products, Inc. 2005-EFC5 A1 (a)                    5.450   10/25/2035            694,136         694,256
Residential Asset Mortgage Products, Inc. 2005-RZ1 A1 (a)                     5.450    4/25/2035             11,402          11,403
Residential Asset Securities Corp. 2003-KS7 MI3                               5.750    9/25/2033            384,662         375,022
Residential Asset Securities Corp. 2005-AHL2 A1 (a)                           5.450   10/25/2035            359,887         359,934
Residential Asset Securities Corp. 2005-EMX3 AI1 (a)                          5.460    9/25/2035            467,336         467,409
Residential Asset Securities Corp. 2005-EMX3 M1 (a)                           5.780    9/25/2035            145,000         145,658
Residential Asset Securities Corp. 2005-EMX3 M2 (a)_                          5.800    9/25/2035            165,000         165,626
Residential Funding Mortgage Securities 2005-HI3 A4                           5.490    9/25/2035            100,000          98,859
Residential Funding Mortgage Securities II 2006-HSA2 AI2                      5.500    3/25/2036            300,000         299,159
Saxon Asset Securities Trust 2005-3 A2A (a)                                   5.470   11/25/2035             89,341          89,347
Soundview Home Equity Loan Trust 2005-B M2                                    5.725    5/25/2035            270,000         267,529
Soundview Home Equity Loan Trust 2005-M M3                                    5.825    5/25/2035            540,000         533,300
Specialty Underwriting & Residential Finance 2005-BC2 A2A (a)                 5.450   12/25/2035              2,686           2,686
Specialty Underwriting & Residential Finance 2006-BC2 A2A (a)                 5.410    2/25/2037          1,675,376       1,675,585
Specialty Underwriting & Residential Finance 2006-BC2 A2B                     5.573    2/25/2037            350,000         349,566
Structured Asset Securities Corp. 2005-S3 M1 (a)                              5.850    6/25/2035          1,425,000       1,433,100
Structured Asset Securities Corporation 2006-WF2 A1 (a)                       5.380    7/25/2036            396,619         396,602
Terwin Mortgage Trust 2006-9HGA A1 (a) (b)                                    5.430   10/25/2037            523,361         523,271
USAA Auto Owner Trust 2004-1 A3                                               2.060    4/15/2008                620             619
Vanderbilt Mortgage Finance 1999-A 1A6                                        6.750     3/7/2029          1,110,000       1,149,860
Wells Fargo Home Equity Trust 2006-1 A1 (a)                                   5.350    5/25/2036          1,200,276       1,200,276
Wells Fargo Mortgage Backed Securities Trust 2003-1 2A9                       5.750    2/25/2033            195,000         191,796
WFS Financial Owner Trust 2004-3 B                                            3.510    2/17/2012             12,919          12,727
WFS Financial Owner Trust 2003-3 A4                                           3.250    5/20/2011          1,630,257       1,613,451
WFS Financial Owner Trust 2004-1 D                                            3.170    8/22/2011            571,033         566,104
WFS Financial Owner Trust 2004-4 C                                            3.210    5/17/2012            822,494         806,591

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                  Schedule of Investments -- December 31, 2006
--------------------------------------------------------------------------------

                                                                                                             Par          Value
Security Description                                                           Rate    Maturity             Value       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Asset Backed (continued)
WFS Financial Owner Trust 2005-2 B                                            4.570%  11/19/2012   USD      911,000   $     902,000
Whole Auto Loan Trust 2004-1 A3                                               2.960    6/15/2008              8,898           8,849
                                                                                                                      -------------
Total Asset Backed (Cost $79,942,316)                                                                                    79,796,031
                                                                                                                      -------------
Collateralized Mortgage Obligations--11.6%
Banc of America Mortgage Securities 2004-F 2A7 (a)                            4.147    7/25/2034             33,928          33,130
Chaseflex Trust 2006-2 A1A (a)                                                5.590    9/25/2036            856,259         855,354
Citicorp Residential Mortgage Securities 2006-1 A1                            5.956    7/25/2036          3,969,988       3,968,960
Citicorp Residential Mortgage Securities 2006-2 A1A                           5.872    9/25/2036          2,174,414       2,172,001
Citicorp Residential Mortgage Securities 2006-2 A2                            5.557    9/25/2036          2,600,000       2,599,662
Countrywide Home Loans 2005-31 2A1                                            5.515    1/25/2036          4,452,252       4,429,753
First Horizon Alternative Mortgage Securities 2004-FA1 1A1                    6.250   10/25/2034            259,053         260,577
GNMA 2004-9 A                                                                 3.360    8/16/2022             48,572          46,843
GNMA 2003-48 AC                                                               2.712    2/16/2020          1,888,493       1,826,851
GNMA 2003-72 A                                                                3.206    4/16/2018          1,160,135       1,133,449
GNMA 2003-88 AC                                                               2.914    6/16/2018          1,265,434       1,223,760
GNMA 2003-96 B                                                                3.607    8/16/2018            375,796         368,958
GNMA 2004-12A                                                                 3.110    1/16/2019            870,585         838,888
GNMA 2004-23 B                                                                2.946    3/16/2019          4,680,357       4,491,469
GNMA 2004-25 AC                                                               3.377    1/16/2023            851,353         822,459
GNMA 2004-43 A                                                                2.822   12/16/2019          1,252,902       1,203,506
GNMA 2004-51 A                                                                4.145    2/16/2018          1,421,956       1,394,428
GNMA 2004-57 A                                                                3.022    1/16/2019            810,619         781,711
GNMA 2004-67 A                                                                3.648    9/16/2017            612,654         598,265
GNMA 2004-77 A                                                                3.402    3/16/2020            722,381         700,459
GNMA 2004-97 AB                                                               3.084    4/16/2022          1,859,248       1,793,919
GNMA 2005-12 A                                                                4.044    5/16/2021             19,364          18,948
GNMA 2005-14 A                                                                4.130    2/16/2027             51,564          50,599
GNMA 2005-32 B                                                                4.385    8/16/2030          1,399,000       1,374,894
GNMA 2005-50 A                                                                4.015   10/16/2026             36,544          35,668
GNMA 2005-52 A                                                                4.287    1/16/2030             17,772          17,437
GNMA 2005-87 A                                                                4.449    3/16/2025          1,251,866       1,229,759
GNMA 2005-9 A                                                                 4.026    5/16/2022          1,652,791       1,617,504
GNMA 2005-90 A                                                                3.760    9/16/2028          1,805,988       1,747,383
GNMA 2006-5 A                                                                 4.241    7/16/2029          1,676,604       1,638,615
GNMA 2006-55 A                                                                4.248    7/16/2029          2,340,427       2,279,356
GNMA 2006-6 A                                                                 4.045   10/16/2023            238,660         233,490
GNMA 2006-9 A                                                                 4.201    8/16/2026          2,372,650       2,315,606
GNR 2005-29 A                                                                 4.016    7/16/2027          1,089,941       1,060,944
GNR 2006-3 A                                                                  4.212    1/16/2028          2,223,106       2,171,997
GNR 2006-66 A                                                                 4.087    8/16/2030          2,740,826       2,670,387
GNMA 2006-67 A                                                                3.947   11/16/2030          2,775,000       2,684,813
Indymac Index Mortgage Loan Trust 2006-AR25 4A2 (a)                           6.199    9/25/2036          2,790,069       2,806,349
Indymac Index Mortgage Loan Trust 2006-AR9 B1 (a)                             6.074    6/25/2036            124,934         125,153
Indymac Index Mortgage Loan Trust 2006-AR9 B2 (a)                             6.074    6/25/2036            249,854         248,139
JP Morgan Alternative Loan Trust 2006-S4 A6                                   5.710   12/25/2036          1,265,000       1,262,799
JP Morgan Mortgage Trust 2005-A1 5A1(a)                                       4.484    2/25/2035             43,459          42,251
JP Morgan Mortgage Trust 2005-A7 1A2 (a)                                      4.994   10/25/2035            150,000         147,897
Morgan Stanley Mortgage Loan Trust 2006-15XS A6B                              5.830   11/25/2036            800,000         806,308
Nomura Asset Acceptance Corp. 2005-AP2 A5                                     4.976    5/25/2035          1,128,000       1,093,131
Structured Asset Mortgage Investments, Inc. 1998-2 B (a)                      5.988    4/30/2030             41,827          41,750
Washington Mutual 2003-AR10 A5 (a)                                            4.062   10/25/2033             72,000          70,570

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                  Schedule of Investments -- December 31, 2006
--------------------------------------------------------------------------------

                                                                                                             Par          Value
Security Description                                                          Rate     Maturity             Value       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations (continued)
Washington Mutual 2003-AR10 A6 (a)                                            4.062%  10/25/2033   USD    2,089,000   $   2,049,087
Washington Mutual 2004-AR7 A6 (a)                                             3.943    7/25/2034            221,000         214,650
Washington Mutual 2004-AR9 A7 (a)                                             4.159    8/25/2034          1,442,000       1,403,569
Washington Mutual 2005-AR4 A4B (a)                                            4.673    4/25/2035            706,000         693,499
Wells Fargo Mortgage Backed Securities Trust 2005-AR1 1A1 (a)                 4.544    2/25/2035            581,408         570,175
                                                                                                                      -------------
Total Collateralized Mortgage Obligations (Cost $64,725,463)                                                             64,267,129
                                                                                                                      -------------
Corporate--34.1%

Banking--4.7%
Capital One Financial Co. (a)                                                 5.633    9/10/2009          2,500,000       2,511,295
Chevy Chase Bank FSB                                                          6.875    12/1/2013          1,500,000       1,500,000
City National Corp.                                                           5.125    2/15/2013            640,000         626,760
Colonial Bank                                                                 8.000    3/15/2009            460,000         478,542
Colonial Bank NA                                                              6.375    12/1/2015          1,100,000       1,128,659
Compass Bank                                                                  5.500     4/1/2020             15,000          14,715
Countrywide Home Loan                                                         2.875    2/15/2007            150,000         149,580
Greater Bay Bancorp.                                                          5.250    3/31/2008             50,000          49,854
JPMorgan Chase & Co. (c)                                                      5.125    9/15/2014          1,644,000       1,616,573
Manuf & Traders Trust Co. (a)                                                 5.585   12/28/2020            625,000         620,513
MBNA Corp.                                                                    6.125     3/1/2013          1,590,000       1,650,973
Popular North America, Inc. (a)                                               5.706   12/12/2007            130,000         130,276
PP&L Capital Funding, Inc.                                                    8.375    6/15/2007            190,000         192,373
Regions Financial Corp. (a)                                                   5.455     8/8/2008          1,725,000       1,727,003
SB Treasury Co. 144A (a) (c)                                                  9.400    6/30/2049            235,000         247,342
Sovereign Bancorp. 144A (a)                                                   5.649     3/1/2009            215,000         215,519
Sovereign Bancorp. 144A                                                       4.800     9/1/2010          1,175,000       1,149,759
Suntrust Capital II                                                           7.900    6/15/2027             59,000          61,527
Suntrust Preferred Capital I (a)                                              5.853   12/15/2036          1,245,000       1,254,503
Tokai PFD Capital Co. 144A CVT (a)                                            9.980    6/30/2049            240,000         254,527
USB Capital IX (a) (c)                                                        6.189    4/15/2042          1,785,000       1,822,997
Wachovia Bank NA                                                              5.000    8/15/2015          1,130,000       1,094,590
Washington Mutual, Inc.                                                       4.625     4/1/2014          2,470,000       2,312,295
Washington Mutual, Inc. (a)                                                   5.674    1/15/2010          1,195,000       1,200,253
Wells Fargo & Co.                                                             6.375     8/1/2011            850,000         890,134
Western Financial Bank FSB                                                    9.625    5/15/2012            920,000       1,005,168
Zions Bancorporation                                                          6.000    9/15/2015          1,341,000       1,365,572
Zions Bancorporation (a)                                                      5.494    4/15/2008            835,000         835,538
                                                                                                                      -------------
                                                                                                                         26,106,840
                                                                                                                      -------------
Basic Materials--1.3%
Cabot Corp. 144A                                                              5.250     9/1/2013            960,000         932,800
Equistar Chemicals LP/ Equistar Funding Corp.                                10.125     9/1/2008            530,000         563,125
Georgia-Pacific Corp.                                                         7.000    1/15/2015            990,000         987,525
Georgia-Pacific Corp.                                                         8.000    1/15/2024            980,000         994,700
ICI Wilmington, Inc.                                                          4.375    12/1/2008            589,000         577,920
Lubrizol Corp.                                                                4.625    10/1/2009            930,000         912,276
Lubrizol Corp.                                                                6.500    10/1/2034             70,000          70,440
Lubrizol Corp. (c)                                                            5.500    10/1/2014            650,000         633,664
Reliance Steel & Alum 144A (b)                                                6.200   11/15/2016            750,000         744,495
Weyerhaeuser Co.                                                              7.125    7/15/2023            543,000         542,851
                                                                                                                      -------------
                                                                                                                          6,959,796
                                                                                                                      -------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                  Schedule of Investments -- December 31, 2006
--------------------------------------------------------------------------------

                                                                                                             Par          Value
Security Description                                                           Rate    Maturity             Value       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Communications--1.8%
AT&T Corp.                                                                    7.300%  11/15/2011   USD    1,055,000   $   1,142,223
AT&T, Inc. (a)                                                                5.464    5/15/2008            820,000         820,435
Comcast Corp. (a)                                                             5.674    7/14/2009            450,000         451,001
Comcast Corp. (c)                                                             5.500    3/15/2011            360,000         361,518
COX Communications, Inc. (c)                                                  7.125    10/1/2012             75,000          79,955
New Cingular Wireless Services, Inc.                                          8.750     3/1/2031            442,000         574,408
News America Holdings, Inc.                                                   7.700   10/30/2025          1,020,000       1,147,109
Nextel Communications, Inc.                                                   5.950    3/15/2014            635,000         618,373
Nextel Partners, Inc.                                                         8.125     7/1/2011            750,000         780,938
Qwest Corp.                                                                   7.875     9/1/2011            120,000         127,800
Qwest Corp.                                                                   8.875    3/15/2012             90,000         100,238
Qwest Corp. (a)                                                               8.610    6/15/2013             85,000          92,013
TCI Communications, Inc.                                                      7.875    2/15/2026            825,000         942,127
Time Warner, Inc. (c)                                                         6.750    4/15/2011          1,123,000       1,175,565
Verizon Communications (a)                                                    5.504    8/15/2007            760,000         759,999
Verizon Global Funding Corp.                                                  7.750    6/15/2032             11,000          12,907
Verizon Global Funding Corp. (c)                                              5.850    9/15/2035            735,000         703,944
Viacom, Inc.                                                                  5.625     5/1/2007            125,000         125,064
                                                                                                                      -------------
                                                                                                                         10,015,617
                                                                                                                      -------------
Consumer Cyclical--0.9%
Caesars Entertainment, Inc.                                                   8.875    9/15/2008            900,000         938,250
Coors Brewing Co.                                                             6.375    5/15/2012             10,000          10,348
Daimler Chrysler NA Holding Corp. (a)                                         5.790    3/13/2009            150,000         150,143
DaimlerChrysler NA Holding Corp.                                              4.875    6/15/2010            460,000         448,409
DaimlerChrysler NA Holding Corp.                                              8.500    1/18/2031            334,000         397,605
Erac USA Finance Co. 144A                                                     7.350    6/15/2008             70,000          71,752
Harrahs Operating Co., Inc.                                                   7.125     6/1/2007            110,000         110,516
Heinz (H.J.) Co. 144A                                                         6.428    12/1/2008            700,000         712,488
Hewlett-Packard Co. (a)                                                       5.496    5/22/2009            870,000         871,375
May Department Stores Co.                                                     3.950    7/15/2007             30,000          29,708
May Department Stores Co.                                                     5.950    11/1/2008             40,000          40,272
May Department Stores Co.                                                     4.800    7/15/2009             30,000          29,521
Mohegan Tribal Gaming Authority                                               6.125    2/15/2013             80,000          79,400
Mohegan Tribal Gaming Authority                                               8.000     4/1/2012            840,000         874,650
Yum! Brands, Inc.                                                             6.250    4/15/2016            315,000         322,758
                                                                                                                      -------------
                                                                                                                          5,087,195
                                                                                                                      -------------
Consumer Noncyclical--0.8%
Aramark Services, Inc.                                                        7.000     5/1/2007            185,000         185,510
Aramark Services, Inc.                                                        6.375    2/15/2008            113,000         112,996
Safeway, Inc.                                                                 4.125    11/1/2008             85,000          83,022
Safeway, Inc.                                                                 5.625    8/15/2014            935,000         922,622
Stater Brothers Holdings                                                      8.125    6/15/2012            925,000         938,875
Temple-Inland                                                                 6.625    1/15/2018            995,000       1,031,769
Westvaco Corp.                                                                7.950    2/15/2031            544,000         595,613
Wyeth                                                                         5.500     2/1/2014            571,000         573,930
                                                                                                                      -------------
                                                                                                                          4,444,337
                                                                                                                      -------------
Energy--0.2%
Amerada Hess Corp.                                                            6.650    8/15/2011          1,105,000       1,150,608
Amoco Co.                                                                     6.500     8/1/2007             50,000          50,274
Chevron Phillips                                                              7.000    3/15/2011             18,000          18,895
                                                                                                                      -------------
                                                                                                                          1,219,777
                                                                                                                      -------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                  Schedule of Investments -- December 31, 2006
--------------------------------------------------------------------------------

                                                                                                             Par          Value
Security Description                                                           Rate    Maturity             Value       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Financial--14.7%
Aegon Funding Corp.                                                           5.750%  12/15/2020   USD    1,215,000   $   1,228,044
American Express (a)                                                          6.800     9/1/2066            540,000         575,823
American International Group, Inc. 144A                                       5.050    10/1/2015            595,000         578,563
Ameriprise Financial, Inc. (a)                                                7.518     6/1/2066          1,190,000       1,306,823
Amvescap PLC                                                                  5.900    1/15/2007             55,000          55,005
Amvescap PLC                                                                  4.500   12/15/2009            135,000         131,611
Amvescap PLC                                                                  5.375    2/27/2013          1,125,000       1,113,343
Amvescap PLC                                                                  5.375   12/15/2014            175,000         171,845
AON Corp.                                                                     6.950    1/15/2007            170,000         170,075
AON Corp.                                                                     8.205     1/1/2027            760,000         878,053
Archstone-Smith Operating Trust REIT                                          5.625    8/15/2014             85,000          85,495
Archstone-Smith Operating Trust REIT                                          3.000    6/15/2008             60,000          57,974
Archstone-Smith Operating Trust REIT                                          5.000    8/15/2007            866,000         863,804
Archstone-Smith Operating Trust REIT                                          5.250     5/1/2015            251,000         246,276
Arden Realty LP REIT                                                          5.250     3/1/2015            111,000         109,556
Arden Realty LP REIT                                                          5.200     9/1/2011            820,000         818,353
Assurant, Inc.                                                                6.750    2/15/2034            676,000         726,317
Bear Stearns Co., Inc.                                                        5.500    8/15/2011          1,120,000       1,131,035
Bear Stearns Co., Inc.                                                        3.250    3/25/2009          2,710,000       2,599,849
Boeing Capital Corp.                                                          7.375    9/27/2010          1,055,000       1,131,068
Boston Properties, Inc.                                                       5.625    4/15/2015            695,000         697,474
Boston Properties, Inc.                                                       6.250    1/15/2013             58,000          60,362
Brandywine Operation Partners (a)                                             5.814     4/1/2009            815,000         815,000
Caterpillar Financial Service Corp.                                           3.100    5/15/2007             35,000          34,708
Chubb Corp.                                                                   5.472    8/16/2008          2,525,000       2,531,651
CIT Group Funding Co. Canada                                                  5.600    11/2/2011          1,225,000       1,233,723
CIT Group, Inc. (c)                                                           4.750    8/15/2008            985,000         976,637
CIT Group, Inc. (a)                                                           5.524    8/15/2008            135,000         135,279
Citigroup, Inc.                                                               4.750   12/15/2010             20,000          19,587
Commercial Net Lease Realtor REIT                                             6.150   12/15/2015            585,000         591,480
Countrywide Financial Corp. (a)                                               5.501     1/5/2009          3,800,000       3,799,122
Countrywide Home Loan, Inc.                                                   4.125    9/15/2009            125,000         121,398
Countrywide Home Loans, Inc. (c)                                              4.000    3/22/2011            624,000         592,399
Credit Suisse USA, Inc.                                                       5.500    8/16/2011          1,740,000       1,758,964
Credit Suisse, Inc.                                                           4.125    1/15/2010          2,665,000       2,585,514
DaimlerChrysler Holding Corp. (a)                                             5.901   10/31/2008            265,000         266,026
Duke Really LP                                                                5.875    8/15/2012          1,150,000       1,167,942
Duke Realty Corp REIT                                                         5.250    1/15/2010            160,000         159,210
Duke Realty Corp REIT                                                         3.500    11/1/2007          1,219,000       1,198,659
Duke Realty Corp REIT                                                         7.750   11/15/2009            929,000         983,325
Duke Realty Corp REIT                                                         6.950    3/15/2011             40,000          42,220
EOP Operating LP                                                              7.000    7/15/2011          1,397,000       1,511,804
Erac USA Finance Co. 144A                                                     7.950   12/15/2009          1,088,000       1,159,963
Erac USA Finance Co. 144A (a)                                                 5.626    4/30/2009            345,000         345,668
ERP Operating LP REIT                                                         4.750    6/15/2009             58,000          57,062
ERP Operating LP REIT                                                         5.125    3/15/2016            830,000         806,077
ERP Operating LP REIT (c)                                                     6.625    3/15/2012            200,000         210,881
ERP Operating LP REIT                                                         5.375     8/1/2016            367,000         363,164
Federal Realty Investment Trust REIT                                          6.000    7/15/2012            305,000         311,295
Federal Realty Investment Trust REIT                                          5.650     6/1/2016            760,000         756,838
Ford Motor Credit Corp. (a)                                                   6.194    9/28/2007             80,000          79,892

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                  Schedule of Investments -- December 31, 2006
--------------------------------------------------------------------------------

                                                                                                             Par          Value
Security Description                                                           Rate    Maturity             Value       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Financial (continued)
Ford Motor Credit Corp.                                                       5.625%   10/1/2008   USD       85,000   $      83,470
Glencore Funding LLC 144A                                                     6.000    4/15/2014            728,000         709,676
GMAC LLC (a)                                                                  6.274    1/16/2007            310,000         309,998
GMAC LLC (a)                                                                  6.225    3/20/2007            120,000         120,008
Goldman Sachs Group, Inc.                                                     4.500    6/15/2010          1,165,000       1,140,230
Hanover Insurance Group                                                       7.625   10/15/2025             10,000          10,717
Hartford Financial Services Group                                             5.550    8/16/2008            970,000         973,830
Hartford Financial Services Group                                             5.663   11/16/2008            450,000         451,646
Healthcare Realty Trust REIT                                                  5.125     4/1/2014            210,000         200,377
Host Hotels & Resorts 144A                                                    6.875    11/1/2014            230,000         232,875
HRPT Properties Trust REIT (a)                                                5.961    3/16/2011          1,120,000       1,120,384
HSBC Finance Corp.                                                            5.500    1/19/2016          1,125,000       1,130,310
HSBC Finance Corp. (c)                                                        4.750    4/15/2010             18,000          17,759
HSBC Financial Capital Trust IX (a)                                           5.911   11/30/2035          3,435,000       3,451,990
International Lease Finance Corp.                                             4.750    1/13/2012             23,000          22,363
Jefferies Group, Inc.                                                         7.500    8/15/2007             43,000          43,345
Jefferies Group, Inc.                                                         7.750    3/15/2012          2,015,000       2,193,195
Jefferies Group, Inc.                                                         5.500    3/15/2016              5,000           4,869
John Deere Capital Corp.                                                      4.400    7/15/2009            665,000         651,422
Kingsway America, Inc. 144A (b)                                               7.500     2/1/2014             50,000          50,703
Lehman Brothers Holdings (c)                                                  4.250    1/27/2010          2,800,000       2,725,587
Lehman Brothers Holdings (c)                                                  5.500     4/4/2016            435,000         434,941
Lehman Brothers Holdings E-Capital Trust I (a)                                6.153    8/19/2065            250,000         252,278
Leucadia National Corp.                                                       7.000    8/15/2013          1,260,000       1,278,900
Liberty Property LP                                                           5.500   12/15/2016            555,000         547,152
Lincoln National Corp. (a)                                                    7.000    5/17/2066          1,230,000       1,303,660
Mack-Cali Realty LP REIT                                                      5.050    4/15/2010            485,000         477,114
Mack-Cali Realty LP REIT                                                      5.250    1/15/2012            870,000         855,757
Mack-Cali Realty LP REIT                                                      5.125    1/15/2015            601,000         577,844
Mack-Cali Realty LP REIT                                                      5.800    1/15/2016            645,000         646,781
Marsh & McLennan Co., Inc.                                                    5.375    3/15/2007            230,000         229,924
MassMutual Global Funding II 144A                                             3.800    4/15/2009            687,000         665,404
MBNA Capital                                                                  8.278    12/1/2026             50,000          52,121
Merrill Lynch & Co.                                                           4.790     8/4/2010          2,900,000       2,860,528
MetLife, Inc.                                                                 5.000    6/15/2015          2,208,000       2,141,493
Morgan Stanley                                                                4.000    1/15/2010          2,750,000       2,660,919
Morgan Stanley                                                                4.750     4/1/2014          1,389,000       1,328,060
Morgan Stanley (a)                                                            5.485     2/9/2009          1,050,000       1,051,663
NB Capital Trust IV                                                           8.250    4/15/2027            245,000         255,718
Nippon Life Insurance 144A                                                    4.875     8/9/2010          1,000,000         978,097
Phoenix Cos Inc/The                                                           6.675    2/16/2008            515,000         519,445
Regency Centers LP                                                            5.250     8/1/2015            444,000         430,471
Residential Capital Corp.                                                     6.125   11/21/2008            850,000         854,211
Residential Capital Corp. (a)                                                 6.742    6/29/2007             60,000          60,297
Residential Capital Corp. (c)                                                 6.375    6/30/2010            848,000         857,869
Residential Capital Corp. 144A (a)                                            7.204    4/17/2009          1,460,000       1,467,834
Simon Property Group LP REIT                                                  4.600    6/15/2010             70,000          68,273
Simon Property Group LP REIT                                                  5.000     3/1/2012            906,000         890,051
Simon Property Group LP REIT                                                  5.625    8/15/2014             25,000          25,212
Simon Property Group LP REIT (c)                                              5.750     5/1/2012            806,000         814,262
SLM Corp. (a)                                                                 5.517    7/27/2009          2,130,000       2,133,725
                                                                                                                      -------------
                                                                                                                         81,716,994
                                                                                                                      -------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                  Schedule of Investments -- December 31, 2006
--------------------------------------------------------------------------------

                                                                                                             Par          Value
Security Description                                                           Rate    Maturity             Value       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Health Care--0.4%
Bayer Corp. 144A (a)                                                          6.200%   2/15/2008   USD      275,000   $     275,770
Quest Diagnostics, Inc.                                                       5.125    11/1/2010            460,000         452,998
Unitedhealth Group, Inc.                                                      5.375    3/15/2016          1,145,000       1,133,864
Wellpoint, Inc.                                                               5.000    1/15/2011            590,000         582,800
                                                                                                                      -------------
                                                                                                                          2,445,432
                                                                                                                      -------------
Industrial--3.6%
Altria Group, Inc.                                                            7.750    1/15/2027          1,035,000       1,255,340
American Standard, Inc.                                                       7.375     2/1/2008            165,000         167,742
Ball Corp.                                                                    6.875   12/15/2012            330,000         336,600
Baxter International, Inc.                                                    5.196    2/16/2008            145,000         144,635
BJ Services Co. (a)                                                           5.540     6/1/2008            625,000         625,184
Carnival PLC                                                                  7.300     6/1/2007            120,000         120,842
Centex Corp.                                                                  4.750    1/15/2008            110,000         108,954
Colorado Interstate Gas                                                       5.950    3/15/2015             45,000          44,400
Crown Americas, Inc.                                                          7.625   11/15/2013            780,000         803,400
Crown Americas, Inc.                                                          7.750   11/15/2015            445,000         461,688
D.R. Horton, Inc.                                                             8.000     2/1/2009             80,000          83,770
D.R. Horton, Inc.                                                             6.000    4/15/2011            100,000         100,438
D.R. Horton, Inc.                                                             7.875    8/15/2011             60,000          64,470
D.R. Horton, Inc.                                                             5.875     7/1/2013            120,000         117,970
Enterprise Products Operations                                                4.625   10/15/2009            250,000         244,771
Enterprise Products Operations                                                4.000   10/15/2007            110,000         108,654
Enterprise Products Operations (c)                                            5.600   10/15/2014          1,860,000       1,826,766
Healthcare Realty Trust, Inc.                                                 8.125     5/1/2011            570,000         618,207
Johnson Controls, Inc. (c)                                                    5.250    1/15/2011            230,000         228,187
L-3 Communications Corp.                                                      7.625    6/15/2012          1,450,000       1,500,750
L-3 Communications Corp. (c)                                                  6.375   10/15/2015            240,000         237,600
L-3 Communications Corp. 144A                                                 3.000     8/1/2035             40,000          42,000
Mohawk Industries, Inc.                                                       5.750    1/15/2011          1,020,000       1,020,701
Northrop Grumman Corp.                                                        7.125    2/15/2011            545,000         581,329
Oakmont Asset Trust 144A                                                      4.514   12/22/2008             80,000          78,093
Owens Corning, Inc. 144A                                                      6.500    12/1/2016            355,000         360,622
Panamsat Corp. 144A (c)                                                       9.000    6/15/2016             85,000          89,994
Pemex Project Funding Master Trust (c)                                        5.750   12/15/2015            860,000         853,980
Raytheon Co.                                                                  6.750    8/15/2007            248,000         249,827
Raytheon Co.                                                                  5.500   11/15/2012            388,000         390,435
RPM International, Inc.                                                       4.450   10/15/2009            190,000         183,472
Sealed Air Corp. 144A                                                         5.625    7/15/2013          1,229,000       1,216,048
Sealed Air Corp. 144A                                                         6.875    7/15/2033            125,000         125,072
Sempra Energy                                                                 4.621    5/17/2007             80,000          79,695
Speedway Motorsports, Inc.                                                    6.750     6/1/2013             50,000          50,000
Terex Corp.                                                                   7.375    1/15/2014            755,000         766,325
Tyson Foods, Inc. (c)                                                         6.850     4/1/2016            705,000         723,910
Waste Management, Inc.                                                        6.500   11/15/2008             55,000          56,034
Waste Management, Inc.                                                        6.875    5/15/2009          1,236,000       1,277,716
Waste Management, Inc.                                                        7.375     8/1/2010            280,000         297,838
Waste Management, Inc.                                                        7.000    7/15/2028            996,000       1,068,940
Waste Management, Inc.                                                        7.375    5/15/2029             35,000          39,522
Windstream Corp 144A                                                          8.125     8/1/2013            985,000       1,066,263
Windstream Corp 144A                                                          8.625     8/1/2016            315,000         344,925
                                                                                                                      -------------
                                                                                                                         20,163,109
                                                                                                                      -------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                  Schedule of Investments -- December 31, 2006
--------------------------------------------------------------------------------

                                                                                                             Par          Value
Security Description                                                           Rate    Maturity             Value       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Services--0.9%
Altria Group, Inc.                                                            7.200%    2/1/2007   USD      140,000   $     140,111
Coventry Health Care, Inc.                                                    5.875    1/15/2012          1,235,000       1,219,374
CVS Corp.                                                                     4.000    9/15/2009            360,000         348,043
CVS Corp.                                                                     5.750    8/15/2011            430,000         435,171
Federated Retail Holding                                                      5.900    12/1/2016            455,000         454,292
Medco Health Solutions, Inc.                                                  7.250    8/15/2013            375,000         402,517
MGM Mirage, Inc                                                               8.500    9/15/2010            825,000         882,750
MGM Mirage, Inc.                                                              6.000    10/1/2009            410,000         408,975
Nuveen Investments, Inc.                                                      5.000    9/15/2010            615,000         605,020
                                                                                                                      -------------
                                                                                                                          4,896,253
                                                                                                                      -------------
Transportation--0.7%
CSX Corp.                                                                     6.250   10/15/2008            865,000         877,137
FedEx Corp.                                                                   2.650     4/1/2007          1,116,000       1,108,420
Norfolk Southern Corp.                                                        6.750    2/15/2011            337,000         354,411
Ryder System, Inc.                                                            3.500    3/15/2009            130,000         124,234
Union Pacific Corp.                                                           3.875    2/15/2009          1,400,000       1,358,451
                                                                                                                      -------------
                                                                                                                          3,822,653
                                                                                                                      -------------
Utilities--4.1%
American Electric Power (c)                                                   5.250     6/1/2015          1,300,000       1,269,073
American Electronic Power                                                     4.709    8/16/2007            105,000         104,485
Appalachian Power Co.                                                         5.950    5/15/2033             19,000          18,302
CINergy Corp.                                                                 6.530   12/16/2008            100,000         101,848
Cogentrix Energy, Inc. 144A                                                   8.750   10/15/2008            145,000         154,326
Consolidated Edison                                                           5.300    12/1/2016          1,130,000       1,110,487
Consumers Energy Co.                                                          5.000    2/15/2012             75,000          73,169
Consumers Energy Co.                                                          5.375    4/15/2013          1,150,000       1,138,870
Dominion Resources, Inc.                                                      7.195    9/15/2014          1,105,000       1,212,529
Dominion Resources, Inc. (a)                                                  5.664    9/28/2007          1,170,000       1,170,466
DTE Energy Co.                                                                6.650    4/15/2009            279,000         286,405
DTE Energy Co.                                                                6.350     6/1/2016            565,000         586,914
FirstEnergy Corp. (c)                                                         6.450   11/15/2011            906,000         944,787
FPL Energy National Wind 144A                                                 5.608    3/10/2024            212,626         208,643
FPL Group Capital, Inc                                                        5.625     9/1/2011          2,250,000       2,274,656
FPL Group Capital, Inc.                                                       5.551    2/16/2008            295,000         295,381
Gulf Power Co.                                                                5.300    12/1/2016          1,350,000       1,328,706
Mirant North America LLC                                                      7.375   12/31/2013            555,000         563,325
National Grid PLC                                                             6.300     8/1/2016          1,570,000       1,626,025
Niagara Mohawk Power Corp.                                                    7.750    10/1/2008          1,013,000       1,049,770
Nisource Finance Corp.                                                        5.250    9/15/2017            820,000         768,549
Nisource Finance Corp. (a)                                                    5.940   11/23/2009            785,000         785,233
Oneok, Inc.                                                                   5.510    2/16/2008             50,000          49,965
Pacific Gas & Electric Co.                                                    3.600     3/1/2009            565,000         545,747
Pepco Holdings, Inc.                                                          5.500    8/15/2007            878,000         877,297
Public Service Co. of Colorado                                                4.375    10/1/2008            958,000         942,554
Republic Services, Inc.                                                       7.125    5/15/2009             20,000          20,785
Republic Services, Inc.                                                       6.750    8/15/2011            840,000         880,471
Southern Natural Gas Co.                                                      6.700    10/1/2007          1,910,000       1,923,805
Texas Utilities Corp.                                                         4.800   11/15/2009            215,000         209,827
Windsor Financing LLC 144A (b)                                                5.881    7/15/2017            261,822         260,853
                                                                                                                      -------------
                                                                                                                         22,783,253
                                                                                                                      -------------
Total Corporate (Cost $189,451,139)                                                                                     189,661,256
                                                                                                                      -------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                  Schedule of Investments -- December 31, 2006
--------------------------------------------------------------------------------

                                                                                                             Par          Value
Security Description                                                           Rate    Maturity             Value       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Municipal Bonds--2.0%
Erie County NY Tob Asset Securitization Corp.                                 6.000%     6/1/2028  USD    1,105,000   $   1,110,790
Michigan Tobacco Settlement Finance Authority (a)                             7.500      6/1/2034           945,000         946,040
New York County Tobacco Trust IV                                              6.000      6/1/2027           175,000         174,088
Tobacco Settlement Authority Iowa                                             6.500      6/1/2023         3,615,000       3,595,768
Tobacco Settlement Authority Michigan                                         7.309      6/1/2034         4,990,000       5,209,410
                                                                                                                      -------------
Total Municipal Bonds (Cost $10,823,371)                                                                                 11,036,096
                                                                                                                      -------------
Sovereign Bonds--2.8%
Argentina Bonos (a)                                                           5.590      8/3/2012         1,745,000       1,265,561
Banco Nacional de Desenvolvimento Economico e Social (a)                      5.167     6/16/2008         1,470,000       1,449,788
Egyptian T-Bills 144A (b)                                                     5.736     3/15/2007         5,270,000       5,423,989
Republic of El Salvador 144A                                                  8.500     7/25/2011           870,000         961,350
Republic of Peru                                                              9.125     2/21/2012           965,000       1,121,813
Republic of Peru                                                              9.125     2/21/2012           135,000         155,925
Republic of South Africa                                                      9.125     5/19/2009         1,524,000       1,645,920
Russian Federation 144A (b)                                                   8.250     3/31/2010         1,963,920       2,052,296
United Mexican States                                                         8.000     9/24/2022         1,105,000       1,350,310
                                                                                                                      -------------
Total Sovereign Bonds (Cost $15,108,509)                                                                                 15,426,952
                                                                                                                      -------------
Yankee Bonds--5.5%
Bank of Scotland 144A (a)                                                     7.000      4/1/2049           640,000         646,257
BHP Billiton Finance                                                          5.250    12/15/2015            10,000           9,841
British Sky Broadcasting PLC                                                  6.875     2/23/2009           143,000         147,210
British Sky Broadcasting PLC                                                  8.200     7/15/2009         1,055,000       1,123,365
CBA Capital Trust I 144A (b)                                                  5.805     6/30/2015            46,000          46,198
Chuo Mitsui Trust & Banking Co. Ltd. 144A (a)                                 5.506     2/15/2049         1,435,000       1,370,624
Deutsche Telekom International Finance BV                                     8.250     6/15/2030         1,120,000       1,376,861
Export-Import Bank of Korea                                                   4.500     8/12/2009           995,000         975,268
Falconbridge Ltd.                                                             5.375      6/1/2015            20,000          19,559
Falconbridge Ltd.                                                             6.000    10/15/2015           165,000         168,273
France Telecom SA                                                             8.500      3/1/2031         1,000,000       1,312,728
French Telecom                                                                7.750      3/1/2011           135,000         147,052
Glitnir Banki HF 144A (a)                                                     7.451     9/14/2049           470,000         495,306
Glitnir Banki HF 144A (a)                                                     5.534    10/15/2008           110,000         109,767
Glitnir Banki HF 144A (a)                                                     6.693     6/15/2016           605,000         624,585
Industrial Bank of Korea 144A (a)                                             4.000     5/19/2014           270,000         261,535
ING Groep NV (a)                                                              5.775    11/30/2049           875,000         865,835
Kaupthing Bank 144A                                                           7.125     5/19/2016         1,435,000       1,522,070
Landsbanki Islands HF 144A                                                    6.100     8/25/2011         1,225,000       1,245,421
Mizuho JGB Investment 144A (a)                                                9.870     8/30/2049         1,075,000       1,139,194
MUFG Capital Financial 1 Ltd. (a)                                             6.346     3/15/2049         2,160,000       2,192,158
National Westminster Bank PLC (a)                                             7.750    10/16/2007            77,000          78,042
Northern Rock PLC 144A (a)                                                    5.600     4/30/2014           730,000         706,320
Pemex Finance, Ltd.                                                           9.690     8/15/2009           132,000         142,621
Pemex Finance, Ltd.                                                           9.030     2/15/2011            63,750          67,896
Potash Corp. of Saskatchewan                                                  4.875      3/1/2013            36,000          34,730
Resona Bank Ltd. 144A (a)                                                     5.850     1/10/2049         1,015,000         991,104
Royal KPN NV                                                                  8.375     10/1/2030         1,850,000       2,119,647
Sappi Papier Holding AG 144A                                                  6.750     6/15/2012           601,000         599,403
Shinsei Finance Cayman Ltd. 144A (a)                                          6.418     7/20/2048         1,295,000       1,293,506
SMFG Preferred Capital 144A (a)                                               6.078     7/25/2049         1,500,000       1,487,394
Socgen Real Estate LLC 144A (a)                                               7.640    12/29/2049         2,093,000       2,125,352

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                  Schedule of Investments -- December 31, 2006
--------------------------------------------------------------------------------

                                                                                                             Par          Value
Security Description                                                           Rate    Maturity             Value       (Note 1A)
-----------------------------------------------------------------------------------------------------------------------------------
Yankee Bonds (continued)
St George Funding Co. 144A                                                    8.485%   6/30/2017   USD    1,320,000   $   1,386,767
St. George Bank Ltd. 144A                                                     5.300   10/15/2015            941,000         924,099
Sumitomo Mitsui Banking 144A (a)                                              5.625    7/15/2049            675,000         659,839
Telefonica Emisiones                                                          5.984    6/20/2011          1,165,000       1,185,887
Teva Pharmaceutical Finance LLC                                               6.150     2/1/2036            865,000         840,456
Tyco International Group SA                                                   6.875    1/15/2029            130,000         147,782
                                                                                                                      -------------
Total Yankee Bonds (Cost $30,658,713)                                                                                    30,589,952
                                                                                                                      -------------
Pass Thru Securities--43.5%

Non--Agency Pass Thru Securities--8.4%
Banc of America Commercial Mortgage, Inc. 2005-2 A2                           4.247    7/10/2043          1,944,000       1,919,680
Bayview Commercial Asset Trust 2003-1 A 144A (a)                              5.930    8/25/2033            404,499         404,593
Bayview Commercial Asset Trust 2003-2 A 144A (a)                              5.930   12/25/2033            537,721         539,401
Bayview Commercial Asset Trust 2004-1 A 144A (a)                              5.710    4/25/2034            643,242         644,046
Bayview Commercial Asset Trust 2005-3A B1 144A (a)                            6.450   11/25/2035            176,890         177,317
Bayview Commercial Asset Trust 2005-3A B3 144A (a)                            8.350   11/25/2035            353,781         359,381
Bayview Commercial Asset Trust 2005-4A B3 144A (a)                            8.850    1/25/2036            232,059         232,059
Bayview Commercial Asset Trust 2006-1A B2 144A (a)                            7.050    4/25/2036            258,642         258,966
Bayview Commercial Asset Trust 2006-2A B2 144A (a)                            6.820    7/25/2036            467,465         467,392
Bayview Commercial Asset Trust 2006-SP1 A1 144A (a)                           5.620    4/25/2036            449,536         449,677
Bayview Commercial Asset Trust 2006-SP2 A1 (a)                                5.630    4/25/2036          1,541,459       1,541,459
Bear Stearns Commercial Mortgage Securities 2006-PW13 A3                      5.518    9/11/2041            540,000         545,740
Bear Stearns Commercial Mortgage Securities 2003-T12 A3                       4.240    8/13/2039          2,218,000       2,146,169
Bear Stearns Commercial Mortgage Securities 2005-T20 A2                       5.127   10/12/2042             45,000          44,816
Bear Stearns Commercial Mortgage Securities 2006-PW12 AAB (a)                 5.686    9/11/2038            950,000         973,146
Bear Stearns Commercial Mortgage Securities 2006-PW14 AAB                     5.171    12/1/2038          3,125,000       3,094,457
Bear Stearns Commercial Mortgage Securities 2006-T24 AB                       5.533   10/12/2041          1,350,000       1,366,875
Bear Stearns Commercial Mortgage Securities, Inc. 1998-C1 A2                  6.440    6/16/2030             90,000          91,043
Bear Stearns Commercial Mortgage Securities, Inc. 2003-T10 A2                 4.740    3/13/2040             60,000          58,330
Bear Stearns Commercial Mortgage Securities, Inc. 2004-PWR5 A2                4.254    7/11/2042            135,000         131,580
Bear Stearns Commercial Mortgage Securities, Inc. 2005-T18 A2                 4.556    2/13/2042             80,000          78,544
Calwest Industrial Trust 2002-CALW A 144A                                     6.127    2/15/2017          2,282,000       2,370,636
Capco America Securitization Corp. 1998-D7 A1B                                6.260   10/15/2030          1,225,000       1,239,313
Chase Commercial Mortgage Securities Corp. 1997-1 D                           7.370    6/19/2029             17,938          17,939
Chase Commercial Mortgage Securities Corp. 1997-1 E                           7.370    6/19/2029             67,000          67,130
Chase Commercial Mortgage Securities Corp. 1997-2 C                           6.600   12/19/2029             75,000          75,476
Citigroup/Deutsche Bank Commercial Mortgage 2005-CD1 A2FX (a)                 5.225    7/15/2044             20,000          19,994
Citigroup/Deutsche Bank Commercial Mortgage 2006-CD2 A2                       5.408    1/15/2046            775,000         779,604
Credit Suisse/Morgan Stanley Commercial Mortgage Certificate 144A (a)         5.540    5/15/2023          1,230,000       1,230,383
Crown Castle Towers 2006-1A D 144A                                            5.772   11/15/2036          1,000,000         998,470
Crown Castle Towers LLC, 2005-1A D 144A                                       5.612    6/15/2035            660,000         656,543
DLJ Commercial Mortgage Corp. 1998-CF2 A1B                                    6.240   11/12/2031            168,558         170,398
DLJ Commercial Mortgage Corp. 1998-CF2 B1(a)                                  7.041   11/12/2031          2,450,000       2,521,800
Global Signal Trust 2006-1 D 144A                                             6.052    2/15/2036          1,160,000       1,170,588
Global Signal Trust 2006-1 E 144A                                             6.495    2/15/2036            425,000         430,800
GMAC Commercial Mortgage Securities, Inc. 2003-C3 A2                          4.223    4/10/2040            130,000         126,844
Impac CMB Trust 2005-8 2M2 (a)                                                6.100    2/25/2036            139,630         139,845
Impac CMB Trust 2005-8 2M3 (a)                                                6.850    2/25/2036            110,741         109,917
Impac Secured Assets Corp. 2006-1 2A1 (a)                                     5.700    5/25/2036            748,452         749,774
JP Morgan Chase Commercial Mortgage 2006-LDP7 ASB (a)                         5.876    4/15/2045            955,000         987,872
JP Morgan Chase Commercial Mortgage Sec. Co. 2005-LDP4 A2                     4.790   10/15/2042             30,000          29,545
JP Morgan Chase Commercial Mortgage Security Co. 2005-LDP5 A2                 5.198   12/15/2044          1,605,000       1,601,549

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                  Schedule of Investments -- December 31, 2006
--------------------------------------------------------------------------------

                                                                                                             Par          Value
Security Description                                                           Rate    Maturity             Value       (Note 1A)
-----------------------------------------------------------------------------------------------------------------------------------
Non--Agency Pass Thru Securities (continued)
JP Morgan Chase Commercial Mortgage Security Co. 2006-LDP6 A2                 5.379%   4/15/2043   USD       10,000   $      10,042
LB Commercial Conduit Mortgage Trust 1999-C1 B                                6.930    6/15/2031             27,000          27,916
LB-UBS Commercial Mortgage Trust 2006-C3 A2                                   5.532    3/15/2039             20,000          20,234
Mach One Trust 2004-1A A1 144A                                                3.890    5/28/2040            980,832         968,817
Merrill Lynch Mortgage Trust, Inc. 2005-CIP1 A2                               4.960    7/12/2038          1,090,000       1,080,453
Merrill Lynch Mortgage Trust, Inc. 2005-CKI1 A2 (a)                           5.224   11/12/2037            375,000         375,639
Morgan Stanley Capital 1998-HF1 E (a)                                         7.308    3/15/2030             74,000          75,333
Morgan Stanley Capital I 1999-CAM1 A4                                         7.020    3/15/2032             25,773          26,391
Morgan Stanley Capital I 1999-RM1 A2                                          6.710   12/15/2031            134,071         136,554
Morgan Stanley Capital I 1999-RM1 E (a)                                       7.002   12/15/2031            100,000         103,119
Morgan Stanley Capital I 2006-HQ9 A3                                          5.712    7/12/2044          2,605,000       2,660,656
Morgan Stanley Capital I 2006-HQ9 A4 (a)                                      5.731    7/12/2044            960,000         986,751
Morgan Stanley Capital I 2006-HQ9 AAB                                         5.685    7/12/2044            425,000         434,278
Morgan Stanley Capital I 2006-IQ12 AAB                                        5.325   12/15/2043          2,700,000       2,697,586
Morgan Stanley Capital I 2006-T21 A2                                          5.090   10/12/2052          1,350,000       1,343,377
Morgan Stanley Dean Witter Capital I 2001-PPM A2                              6.400    2/15/2031             21,092          21,519
Morgan Stanley Dean Witter Capital I 2001-PPM A3                              6.540    2/15/2031             17,032          17,421
Mortgage Capital Funding, Inc. 1997-MC2 C                                     6.881   11/20/2027             70,000          69,938
SBA CMBS Trust 2006-1A D 144A                                                 5.852   11/15/2036            400,000         400,796
Washington Mutual Asset Securities Corp. 2003-C1A A 144A                      3.830    1/25/2035          4,141,854       3,998,815
                                                                                                                      -------------
                                                                                                                         46,474,726
                                                                                                                      -------------
Agency Pass Thru Securities--35.1%
Fannie Mae Grantor Trust 2001-T6 B                                            6.088    5/25/2011             76,000          79,028
Fannie Mae Grantor Trust 2002-T11 A                                           4.769    4/25/2012             27,767          27,559
FHLMC Gold                                                                    4.000    10/1/2009            471,809         460,408
FHLMC Gold                                                                    4.500    10/1/2009             40,662          40,255
FHLMC Gold                                                                    4.500     4/1/2010             41,678          40,979
FHLMC Gold                                                                    3.500     9/1/2010            395,588         382,936
FHLMC Gold                                                                    7.000    11/1/2031            126,230         129,844
FHLMC Gold                                                                    7.000    11/1/2031            150,432         154,739
FHLMC Gold                                                                    5.500     1/1/2034            768,770         761,079
FHLMC Gold                                                                    5.500     3/1/2034            268,333         265,649
FHLMC Gold (TBA) (d)                                                          4.500     1/1/2022          8,500,000       8,189,223
FHLMC Gold (TBA) (d)                                                          5.000     1/1/2022         10,285,000      10,101,804
FHLMC Gold (TBA) (d)                                                          5.500     1/1/2022         17,625,000      17,856,372
FHLMC Gold (TBA) (d)                                                          6.000     1/1/2022         16,265,000      16,249,744
FNMA                                                                          4.840    6/22/2007          1,225,000       1,222,788
FNMA                                                                          4.000     5/1/2010          1,777,921       1,724,292
FNMA                                                                          3.640     6/1/2010          2,665,000       2,509,281
FNMA                                                                          3.530     7/1/2010          1,308,239       1,238,574
FNMA                                                                          5.000    10/1/2011             59,058          58,907
FNMA                                                                          5.139   12/25/2011            798,439         801,067
FNMA                                                                          8.500     6/1/2012             14,925          15,136
FNMA                                                                          4.060     6/1/2013             28,000          26,189
FNMA                                                                          4.500    11/1/2014             26,169          25,578
FNMA                                                                          6.500    12/1/2015              7,640           7,824
FNMA                                                                          6.000     7/1/2017              7,756           7,870
FNMA                                                                          5.000     1/1/2019            367,703         361,879
FNMA                                                                          5.500    11/1/2024          1,497,028       1,489,056
FNMA                                                                          5.500    12/1/2024             20,231          20,123
FNMA                                                                          5.500     1/1/2025          3,789,711       3,769,530
FNMA                                                                          7.500     2/1/2029             10,691          11,163

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                  Schedule of Investments -- December 31, 2006
--------------------------------------------------------------------------------

                                                                                                             Par          Value
Security Description                                                           Rate    Maturity             Value       (Note 1A)
-----------------------------------------------------------------------------------------------------------------------------------
Agency Pass Thru Securities (continued)
FNMA                                                                          7.500%    9/1/2029   USD          836   $         873
FNMA                                                                          7.500    11/1/2029                834             871
FNMA                                                                          7.000    11/1/2031              2,435           2,514
FNMA                                                                          7.000     5/1/2032             19,109          19,658
FNMA                                                                          7.000     6/1/2032             27,695          28,489
FNMA                                                                          5.500     2/1/2033            114,024         112,885
FNMA                                                                          5.500     1/1/2034            768,276         760,444
FNMA                                                                          5.500     1/1/2034          1,700,163       1,682,832
FNMA                                                                          5.500     8/1/2034             62,316          61,648
FNMA                                                                          5.500     9/1/2034             89,477          88,518
FNMA                                                                          4.900     1/1/2014            454,451         445,056
FNMA                                                                          5.140     1/1/2016             75,000          74,696
FNMA                                                                          5.500     9/1/2034            209,472         207,226
FNMA                                                                          5.500     9/1/2034             65,898          65,192
FNMA                                                                          5.500     9/1/2034             95,247          94,226
FNMA                                                                          5.500     9/1/2034             24,667          24,402
FNMA (c)                                                                      4.250    9/15/2007          1,350,000       1,340,713
FNMA (TBA) (d)                                                                4.500     1/1/2021          1,565,000       1,509,247
FNMA (TBA) (d)                                                                5.000     1/1/2021          9,390,000       9,228,605
FNMA (TBA) (d)                                                                5.000     1/1/2021         30,685,000      29,620,599
FNMA (TBA) (d)                                                                6.000     1/1/2021          1,840,000       1,865,300
FNMA (TBA) (d)                                                                5.500     1/1/2036         57,565,000      56,881,416
FNMA (TBA) (d)                                                                6.000     1/1/2036         22,710,000      22,859,023
FNMA (TBA) (d)                                                                6.500     1/1/2036            150,000         152,813
GNMA                                                                          9.000    2/15/2021             18,151          19,556
GNMA                                                                          8.000    8/15/2025              9,739          10,317
GNMA                                                                          8.000   11/15/2025             14,824          15,703
GNMA                                                                          8.000    5/15/2026              3,195           3,386
GNMA                                                                          8.000   11/15/2026             11,372          12,053
GNMA                                                                          6.000    1/15/2032              3,934           3,994
GNMA                                                                          6.500    7/15/2032              9,260           9,514
                                                                                                                      -------------
                                                                                                                        195,230,645
                                                                                                                      -------------
Total Pass Thru Securities (Cost $243,904,244)                                                                          241,705,371
                                                                                                                      -------------
U.S. Treasury Obligations--14.8%
U.S. Treasury Bond (c)                                                        5.250   11/15/2028            440,000         461,416
U.S. Treasury Bond (c)                                                        4.500    2/15/2036         17,034,000      16,198,278
U.S. Treasury Inflation-Indexed Bond (c)                                      3.000    7/15/2012         12,481,589      12,844,803
U.S. Treasury Inflation-Indexed Bond (c)                                      2.000    1/15/2016          6,485,160       6,261,681
U.S. Treasury Note                                                            4.625   11/15/2016         17,890,000      17,772,606
U.S. Treasury Note (c)                                                        4.375   12/31/2007          6,235,000       6,196,761
U.S. Treasury Note (c)                                                        4.875    4/30/2008          9,360,000       9,351,220
U.S. Treasury Note (c)                                                        5.125    6/30/2008            150,000         150,469
U.S. Treasury Note (c)                                                        5.000    7/31/2008          4,210,000       4,216,909
U.S. Treasury Note (c)                                                        4.625    8/31/2011            125,000         124,605
U.S. Treasury Note (c)                                                        5.125    5/15/2016          7,600,000       7,828,296
U.S. Treasury Note (c)                                                        4.625    2/29/2008            620,000         617,384
                                                                                                                      -------------
Total U.S. Treasury Obligations (Cost $82,945,803)                                                                       82,024,428
                                                                                                                      -------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                  Schedule of Investments -- December 31, 2006
--------------------------------------------------------------------------------

                                                                                                             Par          Value
Security Description                                                          Rate      Maturity            Value       (Note 1A)
-----------------------------------------------------------------------------------------------------------------------------------
Foreign Denominated--3.6%

Brazil--0.6%
Republic of Brazil (c)                                                       12.500%    1/5/2016   BRL    2,580,000   $   1,371,569
Republic of Brazil                                                           12.500     1/5/2016          3,025,000       1,608,138
                                                                                                                      -------------
                                                                                                                          2,979,707
                                                                                                                      -------------
Euro--0.1%
Nordic Telecommunications Co. Holdings 144A                                   8.250     5/1/2016   EUR      355,000         515,265
                                                                                                                      -------------
Poland--2.9%
Poland Government Bond                                                        5.750    6/24/2008   PLN   46,525,000      16,312,131
                                                                                                                      -------------
Total Foreign Denominated (Cost $18,772,177)                                                                             19,807,103
                                                                                                                      -------------
TOTAL BONDS AND NOTES (Cost $736,331,735)                                                                               734,314,318
                                                                                                                      -------------

                                                                                                           Shares
                                                                                                         ---------
Common Stock--0%
Hong Kong--0%
GuangDong Alliance (i)                                                                                      228,997               0
HK Property (i)                                                                                             228,997               0
                                                                                                                      -------------
TOTAL COMMON STOCK (Cost $ 0)                                                                                                     0
                                                                                                                      -------------
Convertible Stock--0%
AES Trust VII 6.00% CVT Pfd                                                                                     900          44,550
Sovereign Capital Trust IV 4.375% CVT Pfd                                                                       900          44,550
                                                                                                                      -------------
TOTAL CONVERTIBLE STOCK (Cost $85,276)                                                                                       89,100
                                                                                                                      -------------

                                                                                                          Contract
                                                                                                            Size
                                                                                                         ----------
PURCHASED OPTIONS--0%
Cap 3M Libor, Strike Price 5.75%, 6/27/2007 (b)                                                             854,000           1,989
2 Yr Floor 3M Libor, Strike Price 4.00%, 1/13/2009 (b)                                                      262,500          27,840
                                                                                                                      -------------
TOTAL PURCHASED OPTIONS (COST $118,671)                                                                                      29,829
                                                                                                                      -------------
                                                                              Rate      Maturity         Par Value
                                                                             ------    ---------         ----------
SHORT-TERM INVESTMENTS--0%
U.S. Treasury Bill--0%
U.S. Treasury Bill (e) (f) (Cost $247,706)                                    4.850     3/8/2007   USD      250,000         247,845
                                                                                                                      -------------

                                                                                                           Shares
                                                                                                         ----------
INVESTMENT OF CASH COLLATERAL--11.1%
BlackRock Cash Strategies L.L.C (g) (Cost $61,835,718)                        5.320                      61,835,718      61,835,718
                                                                                                                      -------------
TOTAL UNAFFILIATED INVESTMENTS (Cost $798,619,106)                                                                      796,516,810
                                                                                                                      -------------
AFFILIATED INVESTMENTS--4.5%
Dreyfus Institutional Preferred Plus
   Money Market Fund (g) (h) (Cost $24,858,517)                               5.350                      24,858,517      24,858,517
                                                                                                                      -------------
TOTAL INVESTMENTS--147.9% (Cost $823,477,623)                                                                           821,375,327
                                                                                                                      -------------
LIABILITIES IN EXCESS OF OTHER ASSETS--(47.9%)                                                                         (265,855,650)
                                                                                                                      -------------
NET ASSETS--100%                                                                                                      $ 555,519,677
                                                                                                                      =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                  Schedule of Investments -- December 31, 2006
--------------------------------------------------------------------------------

                                                                                         Par             Value
Security Description                                      Rate     Maturity             Value          (Note 1A)
------------------------------------------------------------------------------------------------------------------

Notes to Schedule of Investments

144A--Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $60,749,746 or 10.9% of net assets.

FHLMC--Federal Home Loan Mortgage Company
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association
REIT--Real Estate Investment Trust
TBA--To Be Announced
BRL--Brazilian Real
EUR--Euro
MXN--Mexican Peso
PLN--Poland Zloty

(a)   Variable Rate Security; rate indicated as of December 31, 2006.

(b) Illiquid security. At the period end, the value of these securities amounted to $9,131,635 or 1.6% of net assets.

(c)   Security, or a portion thereof, was on loan at December 31, 2006.

(d)   Delayed delivery security.

(e)   Rate noted is yield to maturity

(f)   Denotes all or part of security segregated as collateral.

(g)   Stated rate is the seven-day yield for the fund at December 31, 2006.

(h)   Affiliated institutional money market fund.

(i) Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.

At December 31, 2006 the Portfolio held the following futures contracts:

                                                                          Underlying Face    Unrealized
Contract                                     Position   Expiration Date   Amount at Value   Gain/(Loss)
-------------------------------------------------------------------------------------------------------
U.S. 2 Year Treasury Note (125 Contracts)       Long       3/30/2007        $25,603,516      $ (99,929)
U.S. 10 Year Treasury Note (246 Contracts)     Short       3/21/2007         26,940,844        502,928
U.S. 2 Year Treasury Note (30 Contracts)        Long       3/30/2007          6,159,844        (38,977)
U.S. Long Bond CBT (98 Contracts)              Short       3/21/2007         11,140,047        218,942
U.S. 5 Year Treasury Note (329 Contracts)       Long       3/30/2007         34,807,172       (242,348)
                                                                                            ----------
                                                                                             $ 340,616
                                                                                            ==========

At December 31, 2006 the Portfolio held the following forward foreign currency exchange contracts:

                                          Local
                                        Principal     Contract         Value at          Amount     Unrealized
Contracts to Deliver                      Amount     Value Date   December 31, 2006    to Receive   Gain/(Loss)
---------------------------------------------------------------------------------------------------------------
Euro                                       370,000    3/21/2007     $   490,012       $   491,435    $  1,423
Euro                                       370,000    3/21/2007         490,012           486,513      (3,499)
Poland Zloty                            48,280,000    3/21/2007      16,690,289        16,860,485     170,196
                                                                    -----------       -----------    --------
Total                                                               $17,670,313       $17,838,433    $168,120
                                                                    ===========       ===========    ========

                                          Local
                                        Principal     Contract         Value at          Amount     Unrealized
Contracts to Receive                      Amount     Value Date   December 31, 2006    to Deliver      Gain
---------------------------------------------------------------------------------------------------------------
Euro                                       370,000    3/21/2007     $  490,012        $   486,513    $  3,499
                                                                    ===========       ===========    ========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                  Schedule of Investments -- December 31, 2006
--------------------------------------------------------------------------------

At December 31, 2006, the Fund held the following open swap agreements:

                                                                                                                        Unrealized
Credit Default                         Reference                   Buy/Sell  (Pay)/Receive  Expiration  Notional      Appreciation/
  Swaps Counterparty                    Entity                    Protection  Fixed Rate       Date      Amount       (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Citigroup                Dow Jones CDX.NA.IG.4 7% and 10% tranche     Buy      (0.6850%)    6/20/2010     470,000 USD   $(10,492)
Citigroup                   CenturyTel, Inc. 7.875% due 8/15/2012     Buy      (1.1600%)    9/20/2015     853,000            475
Citigroup                   CenturyTel, Inc. 7.875% due 8/15/2012     Buy      (1.1900%)    9/20/2015   1,985,000         (2,946)
Citigroup                Dow Jones CDX.NA.IG.4 7% and 10% tranche     Buy      (0.7050%)    6/20/2010   3,277,000        (69,531)
Deutsche Bank            Kaupthing Bank HF, 5.519%, due 12/1/2009    Sell       0.5200%     9/20/2007   2,600,000          6,361
Deutsche Bank            Kaupthing Bank HF, 5.519%, due 12/1/2009    Sell       0.6500%     9/20/2007     650,000          2,221
JPMorgan              Kimberly-Clark Corp., 6.875%, due 2/15/2014     Buy      (0.3700%)   12/20/2016     300,000            527
JPMorgan              Kimberly-Clark Corp., 6.875%, due 2/15/2014     Buy      (0.3700%)   12/20/2016     440,000            772
JPMorgan              Kimberly-Clark Corp., 6.875%, due 2/15/2014     Buy      (0.3700%)   12/20/2016     150,000            263
JPMorgan              Kimberly-Clark Corp., 6.875%, due 2/15/2014     Buy      (0.1900%)   12/20/2011     558,000             15
JPMorgan              Master Asset Backed Securities Trust Series
                                         2005-WMCI, due 3/25/2035     Buy      (1.1800%)    4/25/2009   1,450,000          4,333
Morgan Stanley              CenturyTel, Inc. 7.875% due 8/15/2012     Buy      (1.1500%)    9/20/2015     247,000            306
Morgan Stanley                     Citigroup Mortgage Loan Trust,
                                            7.25%, due 12/25/2035     Buy      (1.2000%)   12/25/2035   1,450,000         30,595
Morgan Stanley           Dow Jones CDX.NA.IG.4 7% and 10% tranche     Buy      (0.6850%)    6/20/2010     470,000         (9,669)
Morgan Stanley              JP Morgan Mortgage Acquisition Corp.,
                                            7.15%, due 10/25/2035     Buy      (1.1700%)   10/25/2035   1,450,000         31,477
Morgan Stanley                   V.F. Corp., 8.50% due 10/01/2010     Buy      (0.7200%)    6/20/2016   1,410,000        (19,684)
Morgan Stanley                   V.F. Corp., 8.50% due 10/01/2010     Buy      (0.4600%)    6/20/2011   1,610,000        (17,284)
Morgan Stanley                   V.F. Corp., 8.50% due 10/01/2010     Buy      (0.4500%)    6/20/2011     845,000         (8,729)
UBS AG                   Dow Jones CDX.NA.IG.7 7% and 10% tranche     Buy      (1.1200%)   12/20/2016   5,200,000          1,539
UBS AG                  Dow Jones CDX.NA.IG.7 10% and 15% tranche    Sell       0.5300%    12/20/2016  10,400,000          6,582
UBS AG                           V.F. Corp., 8.50% due 10/01/2010     Buy      (0.4500%)    6/20/2011   2,480,000        (25,613)
                                                                                                                      ----------
                                                                                                                        $(78,482)
                                                                                                                      ==========

                                                                                                                      Unrealized
Interest Rate                           Floating Rate              Pay/Receive   Fixed  Expiration     Notional       Appreciation/
  Swaps Counterparty                       Index                  Floating Rate  Rate      Date         Amount       (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan                               SEK-STIBOR-SIDE               Receive    3.7525% 12/4/2008     74,600,000 SEK    $(35,320)
Merrill Lynch                          JPY--LIBOR--BBA               Receive    0.8775% 5/11/2008  2,375,000,000 JPY      26,627
                                                                                                                      ----------
                                                                                                                        $ (8,693)
                                                                                                                      ==========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                       Statement of Assets and Liabilities
                                December 31, 2006
--------------------------------------------------------------------------------

Assets
   Investments in securities (including securities on loan, valued at $58,440,217) (Note 6)
      Unaffiliated issuers, at value (Note 1A) (cost $798,619,106)                                            $796,516,810
      Affiliated issuers, at value (Note 1A) (cost $24,858,517) (Note 1H)                                       24,858,517
   Cash                                                                                                             47,471
   Foreign currency, at value (identified cost, $37)                                                                    38
   Receivable for investments sold                                                                               7,142,601
   Receivable from brokers (Note 6)                                                                                 59,395
   Interest and dividends receivable                                                                             5,875,267
   Unrealized appreciation on forward foreign currency exchange contracts, at value (Note 5)                       175,118
   Unrealized appreciation on swap contracts, at value (Note 5)                                                    112,093
   Receivable for variation margin on open futures contracts (Note 5)                                                7,265
                                                                                                              ------------
      Total assets                                                                                             834,794,575
                                                                                                              ------------
Liabilities
   Payable for investments purchased                                                           $217,118,188
   Collateral for securities on loan (Note 6)                                                    61,835,718
   Unrealized depreciaton on swap contracts, at value (Note 5)                                      199,268
   Due to custodian                                                                                  15,068
   Unrealized depreciation on forward foreign currency exchange contracts, at value (Note 5)          3,499
   Accrued accounting, administration and custody fees (Note 2)                                      30,619
   Accrued professional fees                                                                         19,903
   Accrued trustees' fees and expenses (Note 2)                                                      13,002
   Other accrued expenses and liabilities                                                            39,633
                                                                                               ------------
      Total liabilities                                                                                        279,274,898
                                                                                                              ------------
Net Assets (applicable to investors' beneficial interest)                                                     $555,519,677
                                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                             Statement of Operations
                      For the Year Ended December 31, 2006
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Interest income                                                                                            $24,130,465
   Dividend income                                                                                                 67,580
   Dividend income from affiliated investments (Note 1H)                                                          769,506
   Security lending income (Note 6)                                                                                55,502
                                                                                                              -----------
      Total investment Income                                                                                  25,023,053

Expenses
   Investment advisory fee (Note 2)                                                              $1,791,430
   Accounting, administration and custody fees (Note 2)                                             192,723
   Professional fees                                                                                 53,994
   Trustees' fees and expenses (Note 2)                                                              36,017
   Insurance expense                                                                                 24,192
   Miscellaneous expenses                                                                             6,853
                                                                                                 ----------
      Total expenses                                                                                            2,105,209
                                                                                                              -----------
         Net investment income                                                                                 22,917,844
                                                                                                              -----------
Realized and Unrealized Gain (Loss)
   Net realized gain (loss) on:
      Investments                                                                                   688,522
      Financial futures transactions                                                               (694,568)
      Written options transactions                                                                 (267,401)
      Foreign currency transactions and forward foreign currency exchange transactions             (582,162)
      Swap transactions                                                                             529,965
                                                                                                 ----------
         Net realized gain (loss)                                                                                (325,644)
   Change in unrealized appreciation (depreciation) on:
      Investments                                                                                (1,546,113)
      Financial futures contracts                                                                   373,845
      Written options contracts                                                                     (68,358)
      Foreign currency translations and forward foreign currency exchange contracts                 176,206
      Swap contracts                                                                               (199,649)
                                                                                                 ----------
         Change in net unrealized appreciation (depreciation)                                                  (1,264,069)
                                                                                                              -----------
           Net realized and unrealized gain (loss)                                                             (1,589,713)
                                                                                                              -----------
Net Increase in Net Assets from Operations                                                                    $21,328,131
                                                                                                              ===========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                 For the             For the
                                                                               Year Ended           Year Ended
                                                                            December 31, 2006   December 31, 2005
                                                                            -----------------   -----------------
Increase (Decrease) in Net Assets:
From Operations
   Net investment income                                                      $ 22,917,844        $ 19,032,176
   Net realized gain (loss)                                                       (325,644)          3,077,515
   Change in net unrealized appreciation (depreciation)                         (1,264,069)         (8,030,510)
                                                                              ------------        ------------
   Net increase (decrease) in net assets from investment operations             21,328,131          14,079,181
                                                                              ------------        ------------
Capital Transactions
   Contributions                                                               186,365,938          67,138,420
   Withdrawals                                                                (109,974,249)        (88,960,526)
                                                                              ------------        ------------
   Net increase (decrease) in net assets from capital transactions              76,391,689         (21,822,106)
                                                                              ------------        ------------
Total Increase (Decrease) in Net Assets                                         97,719,820          (7,742,925)

Net Assets
   At beginning of year                                                        457,799,857         465,542,782
                                                                              ------------        ------------
   At end of year                                                             $555,519,677        $457,799,857
                                                                              ============        ============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                         Year Ended December 31,
                                                          ----------------------------------------------------
                                                            2006       2005       2004       2003       2002
                                                          --------   --------   --------   --------   --------
Total Return (a)                                              4.44%      3.00%      5.77%      5.25%      8.89%
Ratios/Supplemental Data:
   Expenses (to average daily net assets) *                   0.44%      0.45%      0.45%      0.41%      0.38%
   Net Investment Income (to average daily net assets)*       4.79%      4.12%      3.80%      3.78%      4.86%
   Portfolio Turnover: (b)
      Inclusive                                                382%       380%       301%       398%       384%
      Exclusive                                                139%       106%        98%        --         --
   Net Assets, End of Year (000's omitted)                $555,520   $457,800   $465,543   $611,008   $944,098

----------

* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

Ratios (to average daily net assets):
   Expenses                                                    N/A        N/A        N/A       0.42%      0.39%
   Net investment income                                       N/A        N/A        N/A       3.77%      4.85%

(a) Total return for the Portfolio has been calculated based on the total return for the invested Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements. Total return would have been lower in the absence of expense waivers.

(b) Beginning in 2004, the portfolio turnover rate is presented inclusive and exclusive of the effect of rolling forward purchase commitments.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Fixed Income Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      The objective of the Portfolio is to achieve a high level of current income, consistent with conserving principal and liquidity, and secondarily to seek capital appreciation when changes in interest rates and economic conditions indicate that capital appreciation may be available without significant risk to principal by investing, under normal circumstances, at least 80% of net assets in fixed income securities issued by U.S. and foreign governments and companies.

      At December 31, 2006 there was one fund, Standish Mellon Fixed Income Fund (the "Fund"), invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at December 31, 2006 was 100%.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers, including counterparties, or pricing services.

      Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and then is valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Securities transactions and income

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of coupon interest earned, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities and short-term securities with greater than sixty days to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

      The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

      C. Income taxes

      The Portfolio is treated as a disregarded entity for federal tax purposes. No provision is made by the Portfolio for federal or state income taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since the Portfolio's investor is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue
      Code) in order for its investors to satisfy them.

                   Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      D. Foreign currency transactions

      The Portfolio maintains its books and records in U.S. dollars. Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      E. Foreign Investment risk

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      F. Commitments and contingencies

      In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

      G. Expenses

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among funds of the Trust or portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

      H. Affiliated issuers

      Affiliated issuers are investment companies advised by Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

      I. New Accounting Requirements

      In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

      In addition, on September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

                   Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(2)   Investment Advisory Fee and Other Transactions with Affiliates:

      The investment advisory fee paid to Standish Mellon for overall investment advisory administrative services, and general office facilities is paid monthly at the annual rate of 0.40% of the Portfolio's first $250,000,000 of average daily net assets, 0.35% of the next $250,000,000 of average daily net assets, and 0.30% of the average daily net assets in excess of $500,000,000.

      On December 4, 2006, Mellon Financial Corporation ("MFC") and The Bank of New York Company, Inc. ("BNY") announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Standish Mellon would become an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY's and MFC's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, MFC and BNY expect the transaction to be completed in the third quarter of 2007.

      The Portfolio Trust has entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide custody, administration and fund accounting services for the Portfolio. For these services the Portfolio pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement the Portfolio was charged $192,723 during the year ended December 31, 2006.

      The Portfolio Trust also entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Portfolio's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon Bank earned $23,586 for the year ended December 31, 2006. See Note 6 for further details.

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's and Portfolio Trust's Chief Compliance Officer. No other director, officer or employee of Standish Mellon or its affiliates received any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the Trust or the Portfolio Trust. The Fund and Portfolio Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates (the "Independent Trustees") an annual fee and the Portfolio Trust pays each Independent Trustee a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the counsel to the Independent Trustees.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2006 were as follows:

                                                            Purchases           Sales
                                                         ---------------   ---------------
      U.S. Government Securities                         $ 2,264,003,326   $ 2,172,385,508
                                                         ===============   ===============
      Non-U.S. Government Securities                     $   313,941,052   $   113,442,061
                                                         ===============   ===============

(4)   Federal Taxes:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2006, as computed on a federal income tax basis, were as follows:

      Cost for federal income tax purposes               $   823,742,767
                                                         ===============
      Gross unrealized appreciation                            4,189,807
      Gross unrealized depreciation                           (6,557,247)
                                                         ---------------
      Net unrealized appreciation (depreciation)             ($2,367,440)
                                                         ===============

(5)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

      The Portfolio may trade the following financial instruments with off-balance sheet risk:

                   Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      Options

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased option is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at year end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract, or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers including counterparties.

      For the year ended December 31, 2006, the Portfolio entered into the following transactions:

                                                 Number of
          Written Put Option Transactions        Contracts      Premiums
                                                 ---------     ---------
          Outstanding, beginning of period               1     $  55,875
          Options written                                6       100,250
          Options expired                               (5)     (116,423)
          Options closed                                (2)      (39,702)
                                                 ---------     ---------
          Outstanding, end of period                    --     $      --
                                                 =========     =========

                                                 Number of
          Written Call Option Transactions       Contracts      Premiums
                                                 ---------     ---------
          Outstanding, beginning of period               1     $  52,260
          Options written                                5       187,315
          Options expired                               (3)      (42,527)
          Options closed                                (3)     (197,048)
                                                 ---------     ---------
          Outstanding, end of period                    --     $      --
                                                 =========     =========

      At December 31, 2006, the Portfolio had no written options outstanding.

      Forward currency exchange contracts

      The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At December 31, 2006, the Portfolio held forward currency exchange contracts. See Schedule of Investments for further details.

                  Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                         Notes to Financial Statements
--------------------------------------------------------------------------------

      Futures contracts

      The Portfolio may enter into financial futures contracts for the purchase or sale of securities, or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements, the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized appreciation or depreciation by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may also arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At December 31, 2006, the Portfolio held open financial futures contracts. See the Schedule of Investments for further details.

      Swap agreements

      The Portfolio may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, credit default and total return swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the portfolio will receive a payment from or make a payment to the counterparty. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement. The Portfolio earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations, which may be furnished by a pricing service or dealers in such securities and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and differences could be material. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. Payments received or made from credit default swaps at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements, if any, are included as part of realized gain and loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

      At December 31, 2006, the Portfolio held open swap agreements. See the Schedule of Investments for further details.

(6)   Security Lending:

      The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

                  Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      The Portfolio loaned securities during the year ended December 31, 2006 and earned interest on the invested collateral of $3,638,399 of which, $3,582,897 was rebated to borrowers or paid in fees. At December 31, 2006, the Portfolio had securities valued at $58,440,217 on loan of which, $61,835,718 was collateralized with cash and $247,825 was collateralized with securities. See the Schedule of Investments for further detail on the security positions on loan and investment of cash collateral held.

(7)   Delayed Delivery Transactions:

      The Portfolio may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Portfolio instructs its custodian to segregate securities having value at least equal to the amount of the purchase commitment.

      The Portfolio may enter into to be announced (TBA) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Portfolio holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

      The Portfolio may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

      At December 31, 2006, the Portfolio held delayed delivery securities. See the Schedule of Investments for further details.

(8)   Line of Credit:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating portfolios/funds at the end of each quarter. The Fund/Portfolio also pays an annual renewal fee, computed at a rate of 0.020 of 1% of the committed amount and allocated ratably to the participating funds/portfolios. For the year ended December 31, 2006, the expense allocated to the Portfolio was $3,294. The facility fee and interest expense are included in miscellaneous expenses on the statement of operations.

      For the year ended December 31, 2006, the Portfolio had average borrowings outstanding of $12,000 for a total of three days and incurred $6 of interest expense. At December 31, 2006 the Fund had no borrowings outstanding.

                   Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

            Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Master Portfolio and Investors of Standish Mellon Fixed Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Fixed Income Portfolio (the "Portfolio") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 2, 2007

                  Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

     Factors Considered by Mellon Trustees in Approving Advisory Agreements
                                  (Unaudited)
--------------------------------------------------------------------------------

      The 1940 Act requires that the Board of Trustees, including a majority of its Trustees who are not affiliated with the fund's investment adviser or underwriter (the "Independent Trustees") voting separately, approve the fund's advisory agreement and the related fees on an annual basis. The Fund is not a party to an investment advisory agreement directly with any investment adviser and does not invest directly in portfolio securities. Instead, the Fund invests all of its investable assets in the Standish Mellon Fixed Income Portfolio (the "Portfolio"), which is managed by Standish Mellon Asset Management Company LLC ("Standish Mellon"). The Fund's Board of Trustees determines annually whether the Fund should continue to invest in the Portfolio. The members of the Fund's Board of Trustees also serve as the Board of Trustees of the Portfolio. In that capacity, they consider annually whether to continue the investment advisory agreement between the Portfolio and Standish Mellon. In their most recent deliberations concerning their decision to approve the continuation of the investment advisory agreement, the Board of Trustees conducted the review and made the determinations that are described below. In conducting this review and in making such determinations, the Independent Trustees received from the Portfolio's investment adviser, Standish Mellon ("the Adviser") a broad range of information in response to a written request prepared on their behalf by their own legal counsel. The Independent Trustees met alone in a private session with their legal counsel on September 28, 2006 to review these materials and to discuss the proposed continuation of the Fund's advisory agreement. Representatives of the Adviser attended a portion of the September meeting to provide an overview of its organization, personnel, resources and strategic plans, and to respond to questions and comments arising from the Independent Trustees' review of the materials and their deliberations. The entire Board then met on October 17, 2006.

      The information requested by the Independent Trustees and reviewed by the entire Board included:

      (i) Financial and Economic Data: The Adviser's balance sheet and income statements, as well as a profitability analysis of the Adviser, including a separate presentation of the Adviser's profitability relative to that of several publicly traded investment advisers;

      (ii) Management Teams and Operations: The Adviser's Form ADV, as well as information concerning the Adviser's executive management, portfolio management, client service personnel and overall organizational structure, insurance coverage, brokerage and soft dollar policies and practices;

      (iii) Comparative Performance and Fees: Analyses prepared by Lipper Analytical Services ("Lipper") regarding the Fund's historical performance, management fee and expense ratio compared to other funds, and the Adviser's separate account advisory fee schedules;

      (iv) Specific Facts Relating to the Fund: The Adviser's commentary on the Fund's performance (rather than the Portfolio alone), and any material portfolio manager and strategy changes that may have affected the Fund in the prior year, as well as the Fund's "fact sheets" prepared by the Adviser providing salient data about the Fund and Portfolio, including Portfolio's holdings, strategies, recent market conditions and outlook, as well as the Adviser's views concerning the issues of breakpoints in the management fee schedule of the Portfolio and potential economies of scale; and

      (v) Other Benefits: The benefits flowing to Mellon Financial Corporation ("Mellon") and its affiliates in the form of fees for transfer agency, custody, administration and securities lending services provided to the Funds by affiliates of Mellon.

      In considering the continuation of the Portfolio's advisory agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Trustees determined that the terms and conditions of the advisory agreement and the compensation to the Adviser provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Trustees' determination are described below.

      Nature, Extent and Quality of Services

      The Board considered the nature, scope and quality of the overall services provided to the Portfolio by the Adviser. In their deliberations as to the continuation of the advisory agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund's shareholders have chosen to entrust the Adviser, under the supervision of the Board, to manage the portion of their assets invested in the Fund.

      Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services provided by the Adviser. The Board determined that the services provided were of high quality and at least commensurate with industry standards.

      The Trustees reviewed the background and experience of the Portfolio's two portfolio managers and also met with senior management of the Adviser to receive an overview of its organization, personnel, resources and strategic plans. Among other things, the Trustees considered the size, education and experience of the Adviser's investment staff, technological infrastructure and overall responsiveness to changes in market conditions.

      The Board determined that the Adviser had the expertise and resources to manage the Portfolio effectively.

                   Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

     Factors Considered by Mellon Trustees in Approving Advisory Agreements
                                  (Unaudited)
--------------------------------------------------------------------------------

      Investment Performance

      The Board considered the investment performance of the Fund (rather than the Portfolio alone) against a peer group of investment companies selected by the Adviser with input from the Trustees. The Board also compared the Fund's investment performance against the average performance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund's performance rankings against that universe. In addition to the information received by the Board at the September 28, 2006 Board meeting, the Trustees received similar detailed comparative performance information for the Fund at each regular Board meeting during the year.

      The Board considered the Fund's performance for the one-, three- and five-year periods ended July 31, 2006 based on the Lipper materials provided to the Board at the September 28, 2006 meeting. The Board found that the Fund outperformed its peer group average return for the one-year period (1.47% vs. 1.40%), three-year period (4.46% vs. 4.20%) and five-year period (4.95% vs. 4.87%).

      Advisory Fee and Other Expenses

      The Board considered the advisory fee rate paid by the Portfolio to the Adviser. The Lipper data presenting the Portfolio's "net management fees" included fees paid by the Portfolio, as calculated by Lipper, for administrative services provided by Mellon Bank, N.A., the Portfolio's custodian. Such reporting was necessary, according to Lipper, to allow the Board to compare the Portfolio's advisory fees to those peers that include administrative fees within a blended advisory fee.

      The Portfolio's contractual advisory fee was 0.376% (based on the following breakpoints: 0.40% of the first $250 million; 0.35% of the next $250 million; and 0.30% over $500 million), in the 1st quintile (best) of its peer group of funds, the median fee of which was 0.440%. The Portfolio's net management fee was 0.427% (which included 0.05% in administrative service fees under Lipper's calculation methodology), slightly higher than the peer group median net management fee of 0.40%. Based on the Lipper data, as well as other factors discussed at the September 28, 2006 meeting, the Board determined that the Portfolio's advisory fee is reasonable relative to its peer group averages.

      The Board also compared the fees payable by the Portfolio relative to those payable by separate account clients of the Adviser. Based on the additional scope and complexity of the services provided and responsibilities assumed by the Adviser with respect to the Portfolio relative to these other types of clients, the Board concluded that the fees payable under the advisory agreement were reasonable relative to the nature and quality of services provided.

      The Board also considered the Fund's (rather than solely the Portfolio's) expense ratio and compared it to that of its peer group of similar funds. The Board found that the actual net expense ratio of 0.485% was slightly higher than the median net expense ratio of the peer group of 0.479% largely due to the Fund's small asset size compared to its peer group.

      The Adviser's Profitability

      The Board considered the Adviser's profitability in managing the Portfolio and Fund and the Mellon Institutional Funds as a group, as well as the methodology used to compute such profitability, and the various direct and indirect expenses incurred by the Adviser or its affiliated investment adviser, The Boston Company Asset Management, LLC ("TBCAM") in managing the Portfolio and other funds in the Mellon Institutional Funds family of funds. The Independent Trustees had observed that the Adviser, based on profitability information submitted to them by the Adviser, incurred losses in managing all but one of the investment companies in the Mellon Institutional Funds family of funds. The Trustees observed that the Adviser had experienced profits in operating the Portfolio in both 2004 and 2005 and concluded these were not excessive.

      Economies of Scale

      The Board also considered the extent to which economies of scale might be realized as the Fund grows. They observed that the Fund and the Boston Company International Core Equity Portfolio, two of the largest funds in the complex, already had breakpoints in their fee arrangements that reflected economies resulting from their size. The Board also noted that at the March 7, 2006 meeting, management had presented a Breakpoint Discussion Memorandum that had proposed a framework for future breakpoints. The Board concluded that, at existing asset levels and considering current asset growth projections, the implementation of additional fee breakpoints or other fee reductions was not necessary at this time.

                   Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

     Factors Considered by Mellon Trustees in Approving Advisory Agreements
                                   (Unaudited)
--------------------------------------------------------------------------------

      Other Benefits

      The Board also considered the additional benefits flowing to Mellon as a result of its relationship with the Mellon Institutional Funds as a group, including revenues received by Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds. In each case, such affiliates were selected by the Board on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors.

      The Board considered the fact that Mellon operates businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to Mellon and its affiliates by virtue of its relationship with the Funds and the Mellon Institutional Funds as a group.

                                      * * *

      The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Portfolio's advisory agreement and the compensation to the Adviser provided therein are fair and reasonable and, thus, in approving the continuation of the agreement for a one-year period.

Trustees and Officers (Unaudited)

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended December 31, 2006. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                     Number of                        Trustee
                                                                 Principal         Portfolios in      Other        Remuneration
Name                       Position(s)    Term of Office       Occupation(s)        Fund Complex   Directorships   (period ended
Address, and                Held with     and Length of         During Past         Overseen by      Held by       December 31,
Date of Birth                 Trust        Time Served            5 Years             Trustee        Trustee           2006)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming            Trustee      Trustee since    Chairman Emeritus,            30            None             Fund: $500
c/o Decision Resources,                   11/3/1986        Decision Resources,                                     Portfolio: $5,769
Inc.                                                       Inc. ("DRI")
260 Charles Street                                         (biotechnology
Waltham, MA 02453                                          research and
9/30/40                                                    consulting firm);
                                                           formerly Chairman of
                                                           the Board and Chief
                                                           Executive Officer,
                                                           DRI

Caleb Loring III             Trustee      Trustee since    Trustee, Essex                30            None             Fund: $500
c/o Essex Street                          11/3/1986        Street Associates                                       Portfolio: $6,469
Associates                                                 (family investment
P.O. Box 5600                                              trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman         Trustee      Trustee since    William Joseph                30            None             Fund: $500
c/o Harvard University                    9/13/1989        Maier, Professor of                                     Portfolio: $5,769
Littauer Center 127                                        Political Economy,
Cambridge, MA 02138                                        Harvard University
8/5/44

John H. Hewitt               Trustee      Trustee since    Trustee, Mertens              30            None             Fund: $500
P.O. Box 2333                             11/3/1986        House, Inc. (hospice)                                   Portfolio: $5,769
New London, NH 03257
4/11/35

Interested Trustees

Patrick J. Sheppard          Trustee,     Since 2003       President and Chief           30            None                   $0
The Boston Company        President and                    Operating Officer of
Asset Management, LLC         Chief                        The Boston Company
One Boston Place            Executive                      Asset Management,
Boston, MA 02108             Officer                       LLC; formerly Senior
7/24/65                                                    Vice President and
                                                           Chief Operating
                                                           Officer, Mellon
                                                           Asset Management
                                                           ("MAM") and Vice
                                                           President and Chief
                                                           Financial Officer,
                                                           MAM

Principal Officers who are Not Trustees

Name                                            Term of Office
Address, and                  Position(s)       and Length of                    Principal Occupation(s)
Date of Birth               Held with Trust      Time Served                       During Past 5 Years
----------------------------------------------------------------------------------------------------------------------
Barbara A. McCann         Vice President and      Since 2003     Senior Vice President and Head of Operations, Mellon
Mellon Asset Management        Secretary                         Asset Management ("MAM"); formerly First Vice
One Boston Place                                                 President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson        Vice President and    Vice President   Vice President and Mutual Funds Controller, Mellon
Mellon Asset Management        Treasurer         since 1999;     Asset Management; formerly Assistant Vice President
One Boston Place                               Treasurer since   and Mutual Funds Controller, Standish Mellon Asset
Boston, MA 02108                                     2002        Management Company, LLC
7/14/65

Denise B. Kneeland          Assistant Vice        Since 1996     First Vice President and Manager, Mutual Funds
Mellon Asset Management        President                         Operations, Mellon Asset Management; formerly Vice
One Boston Place                                                 President and Manager, Mutual Fund Operations,
Boston, MA 02108                                                 Standish Mellon Asset Management Company, LLC
8/19/51

Mary T. Lomasney           Chief Compliance       Since 2005     First Vice President, Mellon Asset Management and
Mellon Asset Management         Officer                          Chief Compliance Officer, Mellon Funds Distributor,
One Boston Place                                                 L.P. and Mellon Optima L/S Strategy Fund, LLC;
Boston, MA 02108                                                 formerly Director, Blackrock, Inc., Senior Vice
4/8/57                                                           President, State Street Research & Management Company
                                                                 ("SSRM"), and Vice President, SSRM

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

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       [LOGO] Mellon
                              --------------------------
                              Mellon Institutional Funds

                              One Boston Place
                              Boston, MA 02108-4408
                              800.221.4795
                              www.melloninstitutionalfunds.com

                                                                      6923AR1206

                                                                   [MELLON LOGO]
                                                      MELLON INSTITUTIONAL FUNDS

ANNUAL REPORT                       STANDISH MELLON
                                    YIELD PLUS FUND
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2006

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[MELLON LOGO]
MELLON INSTITUTIONAL FUNDS

February 2007

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2006.

Financial markets showed substantial resilience in 2006, shrugging off concerns that the slowdown in the housing market could drag the rest of the economy into recession. The U.S. Federal Reserve (Fed) paused in its tightening cycle in August, after 17 rate hikes since June 2004, as the Fed became convinced that inflationary forces, and expectations, were under control. Perhaps the most notable feature of this cycle is that the housing bubble is bursting at a time when rates are not high. In previous cycles, housing market declines typically follow a period of Fed tightenings that drive rates to extreme levels, choking off credit, including mortgage financing. In this environment, credit for housing and other sectors remains plentiful, with the housing pullback largely a function of prices soaring beyond affordable levels for many prospective buyers.

The stock market climbed the proverbial "wall of worry" during 2006, with the S&P 500 hitting new highs and providing a gain of 15.8%, including an 8.8% advance in the fourth quarter. With U.S. monetary policy moderating, energy prices in a swoon and the inflation threat receding, investors clearly feel that the case for a soft landing is being reinforced.

In the bond markets, short-term rates advanced steadily, for the most part, in cadence with the Fed's rate increases, with the 6-month Treasury bill ending the year at 4.9%, up about 70 basis points. Rates on longer-term bonds increased to a lesser degree, with the 10-year Treasury note ending about 30 basis points higher at 4.7%. This produced an inverted yield curve, which is often a leading indicator of recession.

Going forward, there is still much debate over the impact of the housing downturn on the overall economy. We believe that the housing market is in for prolonged weakness, because rates are already at relatively modest levels. Thus, the boost provided by lower mortgage rates in the future is likely to be smaller for housing than in it has been in previous cycles. However, there are other bullish factors that should mitigate the drag of the housing market. As noted, liquidity remains plentiful, and corporations are flush with cash. Spreads of high yield bonds above Treasuries remain tight - an indicator that credit is still available for riskier borrowers. High yield spreads tend to widen when the market perceives a recession is likely.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard
President and CEO
Mellon Institutional Funds

                   One Boston Place - Boston, MA 02108-4402
                       A Mellon Asset Management Company

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                        STANDISH MELLON YIELD PLUS FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

The economy continued to grow in 2006, though at a declining pace as the year progressed. After a very strong first quarter, weakness in the U.S. housing sector began to emerge, reducing the overall level of economic activity. On a year-over-year basis, real gross domestic product grew at an approximate 3% pace, down from the prior year, but still near the long-term trend growth rate of the economy. Strong employment, high corporate profitability and continued solid retail sales offset weak housing and automobile sectors.

The U.S. Federal Reserve (Fed) raised the federal funds rate five times from December 13, 2005 to June 29, 2006, for a total increase of 100 basis points, to its current 5.25% level. Since August, the Fed has left the federal funds rate unchanged, citing moderating economic activity related to the housing market. The last rate increase by the Fed in June coincided with the peak in long-term interest rates during the year. Both 2-year and 10-year Treasury notes began the year yielding approximately 4.40%. But by late June, both had risen approximately 85 basis points to 5.25%. Since that time, however, long-term interest rates have fallen at a more rapid pace than short-term interest rates, with the 2-year note at year end yielding 4.81% and the 10-year note yielding 4.70%.

The prospects for 2007 are mixed. Employment and retail spending remain strong and credit conditions are easy. But the potential still exists that the slowdown in the U.S. housing market will gradually extend into other sectors, possibly leading to a recession. With headline inflation beginning to decline, the Fed has room to ease interest rates, if necessary. However, with the economy apparently still expanding at near-trend growth, the Fed's current policy is to wait for further signals from the economy before acting.

For 2006, the Standish Mellon Yield Plus Fund (Fund) returned 5.00%, under performing its benchmark, the Merrill Lynch (ML) Constant Maturity 3-month LIBOR Index, which returned 5.12%. (In September, the Fund's benchmark was changed from the 6-month Treasury Bill to its current benchmark.) The Fund was negatively affected by the increase in interest rates during the first half of the year, and until September, the Fund's holdings had an approximate duration of 6 months, as compared to a 3-month duration period of the Fund's new benchmark. Offsetting this duration effect, the Fund benefited from its strong overweight position in higher yielding corporate and asset-backed securities, which had yields in excess of LIBOR. These holdings also benefited from the continued narrowing in credit spreads during the year.

Laurie A. Carroll                              Johnson S. Moore
Managing Director of Short Duration,           Associate Director for Short
Index and Stable Value Strategies                 Duration Strategies
Standish Mellon Asset Management Company LLC   Standish Mellon Asset Management
                                                  Company LLC

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                        STANDISH MELLON YIELD PLUS FUND

            COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN
  STANDISH MELLON YIELD PLUS FUND WITH THE MERRILL LYNCH 6 MONTH T-BILL INDEX
          AND THE MERRILL LYNCH CONSTANT MATURITY 3-MONTH LIBOR INDEX

                                  [LINE GRAPH]

                 Standish Mellon
                 Yield Plus Fund
                (Standish Mellon       Merrill Lynch 6 Month            Merrill Lynch Constant
 PERIOD       Enhanced Yield Fund)        T-Bill Index *          Maturity 3-month LIBOR Index *(1)

12/31/96             100,000                  100,000                          100,000
12/31/97             105,935                  105,574                          105,831
12/31/98             112,028                  111,462                          112,089
12/31/99             117,194                  116,630                          118,062
12/31/00             125,311                  124,219                          125,916
12/31/01             132,977                  130,688                          132,222
12/31/02             137,182                  133,571                          134,805
12/31/03             139,196                  135,287                          136,547
12/31/04             140,254                  136,941                          138,319
12/31/05             143,984                  141,189                          142,662
12/31/06             151,189                  147,985                          149,973

                          AVERAGE ANNUAL TOTAL RETURNS
                         (FOR PERIOD ENDED 12/31/2006)

                                                                                    Since
                                                                                  Inception
1 Year             3 Years              5 Years              10 Years              1/3/1989
------             -------              -------              --------              --------
5.00%               2.79%                2.60%                 4.22%                 5.27%

* Source: Bloomberg Inc.

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

(1) The ML Constant Maturity 3-month Libor Index is an unmanaged index of 3-month constant maturity dollar-denominated deposits derived from interest rates on the most recent available dollar-denominated deposits. An individual cannot invest directly in the index. Effective September 1, 2006, the fund changed its benchmark from the ML 6-month US Treasury Bill Index to the ML Constant Maturity 3-month Libor Index because the adviser believes the ML Constant Maturity 3-month Libor Index is more consistent with the characteristics, credit quality and duration target of the fund given the investments, strategies, and other characteristics reflected in this supplement.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                        STANDISH MELLON YIELD PLUS FUND

                    SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                              BEGINNING               ENDING           DURING PERIOD +
                                            ACCOUNT VALUE          ACCOUNT VALUE       JULY 1, 2006 TO
                                            JULY 1, 2006         DECEMBER 31, 2006    DECEMBER 31, 2006
                                            -------------        -----------------    -----------------
Actual                                        $1,000.00               $1,026.00              $1.79
Hypothetical (5% return
  per year before expenses)                   $1,000.00               $1,023.44              $1.79

------------------

+ Expenses are equal to the Fund's annualized expense ratio of 0.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example reflects the combined expenses of the Fund and the master portfolio in which it invests all its assets.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                        STANDISH MELLON YIELD PLUS FUND

           PORTFOLIO INFORMATION AS OF DECEMBER 31, 2006 (UNAUDITED)

The Standish Mellon Yield Plus Fund invests all of its investable assets in an interest of the Standish Mellon Yield Plus Portfolio (See Note 1 of the Fund's Notes to Financial Statements). The Portfolio is actively managed. Current holdings may be different than those presented below.

                                                        PERCENTAGE OF
ECONOMIC SECTOR ALLOCATION                               INVESTMENTS
--------------------------                              ------------
Treasury/Agency                                               0.5%
Floating rate credit                                         20.1
Asset-Backed                                                 67.4
Cash & equivalents                                           12.0
                                                            -----
                                                            100.0%

                                                                                     PERCENTAGE OF
TOP TEN HOLDINGS*                                       RATE         MATURITY         INVESTMENTS
-----------------                                       ----         --------        -------------
Residential Asset Securities Corp. 2005-EMX2 A2         5.510%       7/25/2035             4.6%
Fremont Home Loan Trust 2006-1 M1                       5.670        4/25/2036             4.6
Countrywide Alternative Loan Trust 2006-6CB 1A2         5.500        5/25/2036             4.3
Countrywide Alternative Loan Trust 2005-65CB 1A5        5.500        1/25/2036             4.1
Chase Manhattan Auto Owner Trust 2003-B A4              2.570        2/16/2010             2.7
M & I Auto Loan Trust 2003-1 A4                         2.970        4/20/2009             2.5
Residential Asset Securities Corp. 2005-EMX4 M7         6.600       11/25/2035             2.4
American Express Issuance Trust 2005-1 C                5.680        8/15/2011             2.3
Option One Mortgage Loan Trust 2005-4 M4                5.950       11/25/2035             2.3
Advanta Business Card Master Trust 2005-C1 C1           5.860        8/22/2011             2.3
                                                                                          ----
                                                                                          32.1%

*     Excluding short-term investments and investment of cash collateral.

SUMMARY OF COMBINED RATINGS

                                         Percentage of
Quality Breakdown                        Investments
-----------------                        -----------
AAA and higher                               40.2%
AA                                           19.6
A                                            11.7
BBB                                          28.5
                                            -----
  TOTAL                                     100.0%

Based on ratings from Standard & Poor's and/or Moody's Investors Services. If a security receives split (different) ratings from multiple rating organizations, the Portfolio treats the security as being rated in the higher rating category.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                        STANDISH MELLON YIELD PLUS FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2006

ASSETS
  Investment in Standish Mellon Yield Plus Portfolio (Portfolio), at value (Note 1A)                    $ 21,400,439
  Prepaid expenses                                                                                             6,174
                                                                                                        ------------
    Total assets                                                                                          21,406,613
LIABILITIES
  Distributions payable                                                                  $ 13,743
  Payable to advisor                                                                          226
  Accrued professional fees                                                                 8,099
  Accrued shareholder reporting expense (Note 2)                                            2,530
  Accrued transfer agent fees (Note 2)                                                      3,381
  Accrued chief compliance officer fees (Note 2)                                              710
  Accrued trustees' fees and expenses (Note 2)                                                501
  Other accrued expenses and liabilities                                                      387
                                                                                         --------
    Total liabilities                                                                                         29,577
                                                                                                        ------------
NET ASSETS                                                                                              $ 21,377,036
                                                                                                        ============
NET ASSETS CONSIST OF:
  Paid-in capital                                                                                       $ 23,859,929
  Accumulated net realized loss                                                                           (2,465,620)
  Net unrealized depreciation                                                                                (17,273)
TOTAL NET ASSETS                                                                                        $ 21,377,036
                                                                                                        ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                                                  1,112,811
                                                                                                        ------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (Net Assets/Shares outstanding)                                                                       $      19.21
                                                                                                        ============

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                        STANDISH MELLON YIELD PLUS FUND

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME (NOTE 1B)
  Interest and security lending income allocated from Portfolio                                     $  1,459,227
  Dividend income from affiliated investments allocated from Portfolio                                    98,047
  Expenses allocated from Portfolio                                                                      (94,392)
                                                                                                    ------------
    Net investment income allocated from Portfolio                                                     1,462,882

EXPENSES
  Professional fees                                                                $    31,528
  Insurance expense                                                                     12,196
  Transfer agent fees (Note 2)                                                           8,293
  Chief compliance officer expense (Note 2)                                              4,005
  Shareholder services expense                                                           2,847
  Trustees' fees (Note 2)                                                                2,001
  Miscellaneous expenses                                                                 8,302
                                                                                   -----------
    Total expenses                                                                      69,172
  Deduct:
    Reimbursement of Fund operating expenses (Note 2)                                  (69,172)
                                                                                   -----------
      Net expenses                                                                                            --
                                                                                                    ------------
        Net investment income                                                                          1,462,882
                                                                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss) allocated from Portfolio on:
    Investments                                                                       (142,302)
    Swap transactions                                                                  (40,873)
    Financial futures transactions                                                       9,289
                                                                                   -----------
      Net realized gain (loss)                                                                          (173,886)
  Change in unrealized appreciation (depreciation) allocated from Portfolio on:
    Investments                                                                        270,316
    Financial futures contracts                                                          6,864
                                                                                   -----------
      Net change in unrealized appreciation (depreciation)                                               277,180
                                                                                                    ------------
    Net realized and unrealized gain (loss) on investments                                               103,294
                                                                                                    ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                          $  1,566,176
                                                                                                    ============

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                        STANDISH MELLON YIELD PLUS FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                        FOR THE                 FOR THE
                                                                                       YEAR ENDED             YEAR ENDED
                                                                                    DECEMBER 31, 2006      DECEMBER 31, 2005
                                                                                    -----------------      -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS
  Net investment income                                                               $   1,462,882          $ 1,886,132
  Net realized gain (loss)                                                                 (173,886)            (301,054)
  Change in net unrealized appreciation (depreciation)                                      277,180             (109,258)
                                                                                      -------------          -----------
  Net increase (decrease) in net assets from investment operations                        1,566,176            1,475,820
                                                                                      -------------          -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1C)
  From net investment income                                                             (1,476,693)          (1,940,395)
                                                                                      -------------          -----------
  Total distributions to shareholders                                                    (1,476,693)          (1,940,395)
                                                                                      -------------          -----------
FUND SHARE TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                                        5,751,020           15,151,988
  Value of shares issued to shareholders in reinvestment of distributions                 1,238,342            1,492,509
  Cost of shares redeemed (net of redemption fees of $0 and $50, respectively)          (24,361,166)         (44,750,190)
                                                                                      -------------          -----------
  Net increase (decrease) in net assets from Fund share transactions                    (17,371,804)         (28,105,693)
                                                                                      -------------          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                 (17,282,321)         (28,570,268)
NET ASSETS
  At beginning of year                                                                   38,659,357           67,229,625
                                                                                      -------------          -----------
  At end of year                                                                      $  21,377,036          $38,659,357
                                                                                      =============          ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                        STANDISH MELLON YIELD PLUS FUND

                              FINANCIAL HIGHLIGHTS

                                                                                      YEAR ENDED DECEMBER 31,
                                                                  -------------------------------------------------------------
                                                                    2006        2005         2004         2003           2002
                                                                  -------     --------     --------    ----------     ---------
NET ASSET VALUE, BEGINNING OF THE YEAR                            $ 19.16     $  19.32     $  19.48    $    19.55     $   19.55
                                                                  -------     --------     --------    ----------     ---------
FROM OPERATIONS:
  Net investment income * (a)                                        0.87         0.62         0.27          0.31          0.58
  Net realized and unrealized gain (loss) on investments             0.07        (0.11)       (0.12)        (0.04)         0.03
                                                                  -------     --------     --------    ----------     ---------
Total from investment operations                                     0.94         0.51         0.15          0.27          0.61
                                                                  -------     --------     --------    ----------     ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                        (0.89)       (0.67)       (0.31)        (0.34)        (0.61)
                                                                  -------     --------     --------    ----------     ---------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                               (0.89)       (0.67)       (0.31)        (0.34)        (0.61)
                                                                  -------     --------     --------    ----------     ---------
NET ASSET VALUE, END OF YEAR                                      $ 19.21     $  19.16     $  19.32    $    19.48     $   19.55
                                                                  =======     ========     ========    ==========     =========
TOTAL RETURN (b)                                                     5.00%        2.66%        0.75%         1.48%         3.14%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets) * (c)                       0.29%        0.32%        0.45%         0.36%         0.36%
  Net Investment Income (to average daily net assets) *              4.54%        3.24%        1.33%         1.60%         2.99%
  Net Assets, End of Year (000's omitted)                         $21,377     $ 38,659     $ 67,230    $  141,837     $ 146,620

--------------------
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

Net investment income per share (a)                               $   0.78    $   0.57     $   0.25    $     0.30     $    0.56
Ratios (to average daily net assets):
  Expenses (c)                                                        0.75%       0.62%        0.51%         0.43%         0.46%
  Net investment income                                               4.09%       2.95%        1.27%         1.53%         2.89%

(a)   Calculated based on average shares outstanding,

(b)   Total return would have been lower in the absence of expense waivers.

(c) Includes the Fund's share of the Standish Mellon Enhanced Yield Portfoli's allocated expenses.

    The accompanying notes are an integral part of the financial statements.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                         STANDISH MELLON YIELD PLUS FUND

                          NOTES TO FINANCIAL STATEMENTS

(1)   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Yield Plus Fund (the "Fund") is a separate diversified investment series of the Trust.

      The Fund's Board of Trustees approved, effective September 1, 2006, the change in the Fund's name from "Standish Mellon Enhanced Yield Fund" to "Standish Mellon Yield Plus Fund".

      The objective of the Fund is to achieve a high level of current income consistent with preserving principal and liquidity. The Fund invests all of its investable assets in an interest of Standish Mellon Yield Plus Portfolio (the "Portfolio"), a subtrust of Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust and has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in dollar-denominated money market instruments, short-term fixed income securities and asset-backed securities of U.S. and foreign governments, banks and companies. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (100% at December 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. The Fund records its investment in the Portfolio at value. The Portfolio values its securities at value as discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. SECURITIES TRANSACTIONS AND INCOME

      The Fund's investment in the Portfolio is recorded on settlement date. The Portfolio's securities transactions are recorded as of the trade date as discussed in Note 1B of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Fund represent pro rata shares of gains and losses of the Portfolio.

      C. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses are declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash.

      Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences which may result in reclassifications, are primarily due to differing treatments for losses deferred due to post-October losses, capital loss carryovers, and the timing of recognition of realized and unrealized gains and losses on futures contracts.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income(loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      D. EXPENSES

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among funds of the Trust and portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                        STANDISH MELLON YIELD PLUS FUND

                         NOTES TO FINANCIAL STATEMENTS

      E. COMMITMENTS AND CONTINGENCIES

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

      F. FEDERAL INCOME TAXES

      Each year the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

(2)   INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. Standish Mellon voluntarily agreed to limit the total operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.25% of the Fund's average daily net assets for the period January 1, 2006 to August 31, 2006 and to 0.40% for the period from September 1, 2006 to December 31, 2006. Pursuant to this agreement, for the year ended December 31, 2006, Standish Mellon voluntarily reimbursed the Fund for $69,172 of its operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      On December 4, 2006, Mellon Financial Corporation ("MFC") and The Bank of New York Company, Inc. ("BNY") announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Standish Mellon would become an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY's and MFC's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, MFC and BNY expect the transaction to be completed in the third quarter of 2007.

      The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly owned subsidiary of The Dreyfus Corporation, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services, the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $8,293, for the year ended December 31, 2006.

      The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $2,740 for the year ended December 31, 2006.

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended December 31, 2006, the Fund was charged $4,005. No other director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee.

      The Fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the year ended December 31, 2006, the Fund was charged $2,789 for fees payable to Mellon Private Wealth Management.

(3)   INVESTMENT TRANSACTIONS:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2006, aggregated $6,989,509 and $25,868,412, respectively. The Fund receives a proportionate share of the Portfolio's income, expenses, and realized and unrealized gains and losses based on applicable tax allocation rules.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                        STANDISH MELLON YIELD PLUS FUND

                         NOTES TO FINANCIAL STATEMENTS

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                           FOR THE                       FOR THE
                                                         YEAR ENDED                     YEAR ENDED
                                                      DECEMBER 31, 2006             DECEMBER 31, 2005
                                                      -----------------             -----------------
Shares sold                                                 299,660                        786,928

Shares issued to shareholders for
  reinvestment of distributions                              64,517                         77,632
Shares redeemed                                          (1,268,985)                    (2,327,112)
                                                         ----------                     ----------
Net increase (decrease)                                    (904,808)                    (1,462,552)
                                                         ==========                     ==========

      At December 31, 2006, two shareholders of record held in the aggregate approximately 52% of the total outstanding shares of the Fund. Investment activities of these shareholders could have a material impact on the Fund.

      The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 7 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended December 31, 2006, the Fund did not assess any redemption fees.

(5)   FEDERAL TAXES:

      As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income             $         __
Undistributed capital gains                         __
Total distributable earnings                        __
Capital loss carry forward                $  2,411,660

      Tax character of distributions paid during the fiscal year ended December 31, 2006, were as follows:

                                          2006                             2005
                                      -----------                      -----------
Ordinary income                       $ 1,476,693                      $ 1,940,395

      At December 31, 2006, the Fund, for federal income tax purposes, has capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

CAPITAL LOSS
CARRY OVER                         EXPIRATION DATE
-------------                      ---------------
$    848,377                          12/31/2007
     816,280                          12/31/2008
     228,931                          12/31/2012
     256,792                          12/31/2013
     261,280                          12/31/2014
------------
$  2,411,660
============

      Utilization of the capital loss carryovers above could be subject to limitations imposed by the Internal Revenue Code related to share ownership activity. At December 31, 2006, $80,787 in capital loss carryovers expired.

      The Fund elected to defer to its fiscal year ending December 31, 2007 $54,389 of capital losses recognized during the period November 1, 2006 to December 31, 2006.

      See the corresponding master portfolio for tax basis unrealized appreciation (depreciation) information.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                        STANDISH MELLON YIELD PLUS FUND

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of Standish Mellon Yield Plus Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Yield Plus Fund, formerly Standish Mellon Enhanced Yield Fund, (the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included agreement of the amount of the investment in the Portfolio at December 31, 2006 to the Portfolio's records, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 23, 2007

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                      STANDISH MELLON YIELD PLUS PORTFOLIO

                  SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006

                                                                                               PAR                  VALUE
SECURITY                                                       RATE         MATURITY          VALUE               (NOTE 1A)
--------                                                       ----         --------       -----------          ------------
UNAFFILIATED INVESTMENTS--91.0%

BONDS AND NOTES--89.4%

ASSET BACKED--66.1%
Accredited Mortgage Loan Trust 2006-2 M7 (a)                    6.200%       9/25/2036     $   250,000          $    249,085
Advanta Business Card Master Trust 2005-C1 C1 (a)               5.860        8/22/2011         500,000               502,544
American Express Issuance Trust 2005-1 C (a)                    5.680        8/15/2011         500,000               502,611
Asset Backed Funding Certificates 2005-WMC1 M4 (a)              5.940        6/25/2035         500,000               502,303
Asset Backed Securities Corp Home Equity 2006-HE5 M7 (a)        6.250        7/25/2036         250,000               249,166
Bayview Financial Acquisition Trust 2006-A1A1                   5.614        2/28/2041         381,775               379,923
Bear Stearns Alt-A Trust 2005-1 A1 (a)                          5.630        1/25/2035         228,971               229,452
Centex Home Equity 2003-B AF4                                   3.235        2/25/2032         102,441               100,779
Chase Funding Mortgage Loan Asset Backed 2003-3 2A2 (a)         5.620        4/25/2033         271,374               271,707
Chase Manhattan Auto Owner Trust 2003-B A4                      2.570        2/16/2010         593,944               587,857
Citigroup Mortgage Loan Trust, Inc. 2005-OPT4 A2B (a)           5.500        7/25/2035         355,000               355,063
Citigroup Mortgage Loan Trust, Inc. 2006-WF1 A2A                5.701        3/25/2036         264,382               263,628
Coldwater Cdo, Ltd. 144A (a) (b)                                6.600         8/5/2046         350,000               347,375
Collegiate Funding Services Education Loan 2005-AA1 (a)         5.383        9/29/2014         217,592               217,259
Countrywide Alternative Loan Trust 2005-65CB 1A5 (a)            5.500        1/25/2036         891,114               890,215
Countrywide Alternative Loan Trust 2006-6CB 1A2 (a)             5.500        5/25/2036         935,500               933,235
Countrywide Asset-Backed Certificates 2006-13 MV7 (a)           6.300        1/25/2037         250,000               249,576
Countrywide Asset-Backed Certificates CWL2004-15 AF3            4.025        1/25/2031         249,248               247,136
Countrywide Home Loans 2004-16 1A1 (a)                          5.750        9/25/2034         293,002               294,209
Fremont Home Loan Trust 2006-1 M1 (a)                           5.670        4/25/2036       1,000,000             1,000,330
Gracechurch Card Funding PLC (a)                                5.660        9/15/2010         500,000               500,547
GS Auto Loan Trust 2004-1 A4                                    2.650        5/16/2011         283,732               280,908
Household Automotive Trust 2003-1 A4                            2.220       11/17/2009         271,791               269,111
M & I Auto Loan Trust 2003-1 A4                                 2.970        4/20/2009         554,573               547,917
Nomura Home Equity Loan, Inc. 2006-WF1 M8 (a)                   6.320        3/25/2036         300,000               297,086
Opteum Mortgage Acceptance Corp. 2005-5 2A1A                    5.470       12/25/2035         302,796               301,211
Option One Mortgage Loan Trust 2005-4 M4 (a)                    5.950       11/25/2035         500,000               502,598
Popular ABS Mortgage Pass-Through Trust 2004-4 AF4              4.628        9/25/2034         350,000               342,774
Residential Asset Securities Corp. 2005-EMX2 A2 (a)             5.510        7/25/2035       1,000,000             1,000,427
Residential Asset Securities Corp. 2005-EMX4 M7 (a)             6.600       11/25/2035         500,000               506,936
Residential Funding Mortgage Securities II 2006-HSA2 AI3        5.550        3/25/2036         200,000               199,785
Structured Asset Securities Corp. 2006-EQ1A M7 144A (a)         6.320        7/25/2036         250,000               250,000
Structured Asset Securities Corp. 2006-S2 M3 (a)                5.680        6/25/2036         381,000               381,004
Wachovia Auto Owner Trust 2004-B A4                             3.440        3/21/2011         400,000               391,057
                                                                                                                  ----------
Total Asset Backed (Cost $ 14,153,118)                                                                            14,144,814
                                                                                                                  ----------
CORPORATE--12.2%

AUTOMOBILES--2.3%
Daimler Chrysler NA Holding Corp. (a)                           5.790        3/13/2009         500,000               500,478
                                                                                                                  ----------
BROADCASTING--3.3%
Comcast Corp. (a)                                               5.674        7/14/2009         350,000               350,779
Time Warner, Inc. (a)                                           5.606       11/13/2009         350,000               350,227
                                                                                                                  ----------
                                                                                                                     701,006
                                                                                                                  ----------

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                      STANDISH MELLON YIELD PLUS PORTFOLIO

                  SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006

                                                                                                    PAR           VALUE
SECURITY                                                               RATE        MATURITY        VALUE        (NOTE 1A)
--------                                                               ----       ---------     -----------    ------------
FINANCIAL--1.1%
SLM Corp. (a)                                                          5.601%     10/25/2011    $   250,000    $    250,178
                                                                                                               ------------
REAL ESTATE--4.0%
Brandywine Operation Partners (a)                                      5.814        4/1/2009        350,000         350,000
HRPT Properties Trust REIT (a)                                         5.961       3/16/2011        500,000         500,172
                                                                                                               ------------
                                                                                                                    850,172
                                                                                                               ------------
UTILITIES--1.5%
Nisource Finance Corp. (a)                                             5.940      11/23/2009        310,000         310,092
                                                                                                               ------------
Total Corporate (Cost $ 2,610,339)                                                                                2,611,926
                                                                                                               ------------
YANKEE BONDS--7.9%
Glitnir Banking HF 144A (a)                                            5.534      10/15/2008        250,000         249,470
Kaupthing Bank HF 144A (a)                                             6.070       1/15/2010        385,000         387,646
Landsbanki Islands HF 144A (a)                                         6.070       8/25/2009        350,000         352,592
Telecom Italia Capital (a) (c)                                         5.984       7/18/2011        350,000         349,478
Telefonica Emisiones SAU (a)                                           5.665       6/19/2009        350,000         350,426
                                                                                                               ------------
Total Yankee Bonds (Cost $ 1,683,576)                                                                             1,689,612
                                                                                                               ------------
U.S. GOVERNMENT AGENCY--2.7%
FHLMC                                                                  5.000       6/15/2016        202,587         202,008
FHLMC                                                                  4.500       1/15/2019        219,199         217,908
FHLMC                                                                  4.900      10/15/2018        160,775         160,490
                                                                                                               ------------
Total U.S. Government Agency (Cost $ 596,534)                                                                       580,406
                                                                                                               ------------
U.S. TREASURY OBLIGATIONS--0.5%
U.S. Treasury Note (d) (Cost $99,691)                                  3.750       3/31/2007        100,000          99,672
                                                                                                               ------------
TOTAL BONDS AND NOTES (Cost $ 19,143,258)                                                                        19,126,430
                                                                                                               ------------
INVESTMENT OFCASH COLLATERAL--1.6%                                                                  SHARES
                                                                                                  ---------
BlackRock Cash Strategies L.L.C (e) (Cost $357,000)                    5.320                        357,000         357,000
                                                                                                               ------------
TOTAL UNAFFILIATED INVESTMENTS (Cost $ 19,500,258)                                                               19,483,430
                                                                                                               ------------
AFFILIATED INVESTMENTS--10.4%
Dreyfus Institutional Preferred Plus Money Market (e)
  (f) (Cost $2,231,178)                                                5.350                      2,231,178       2,231,178
                                                                                                               ------------
TOTAL INVESTMENTS--101.4% (COST $ 21,731,436)                                                                    21,714,608
                                                                                                               ------------
LIABILITIES IN EXCESS OF OTHER ASSETS--(1.4%)                                                                      (314,169)
                                                                                                               ------------
NET ASSETS--100.0%                                                                                             $ 21,400,439
                                                                                                               ============

    The accompanying notes are an integral part of the financial statements.

                   MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                      STANDISH MELLON YIELD PLUS PORTFOLIO

                  SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006

NOTES TO SCHEDULE OF INVESTMENTS

144A--Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,587,083 or 7.4% of net assets.

FHLMC--Federal Home Loan Mortgage Company

REIT--Real Estate Investment Trust

(a)   Variable Rate Security; rate indicated as of December 31, 2006.

(b) Illiquid security. At the period end, the value of these securities amounted to $347,375 or 1.6% of net assets.

(c)   Security, or a portion thereof, was on loan at December 31, 2006.

(d)   Denotes all of part of security pledged as collateral for futures.

(e)   Stated rate is the seven-day yield for the fund at December 31, 2006.

(f)   Affiliated institutional money market fund.

At December 31, 2006 the Fund held the following futures contracts:

                                                                           UNDERLYING FACE     UNREALIZED
CONTRACT                              POSITION      EXPIRATION DATE        AMOUNT AT VALUE     GAIN/(LOSS)
--------                              --------      ---------------        ---------------     -----------
US 2 YR Treasury (15 Contracts)         Long           3/30/2007            $  3,070,547       $  (10,107)
US 5 YR Treasury (15 Contracts)         Short          3/30/2007               1,586,578           10,612
EURO BOND (1 Contracts)                 Long           3/19/2007                 236,713              (19)
EURO BOND (1 Contracts)                 Long           6/18/2007                 237,163             (244)
EURO BOND (1 Contracts)                 Long           9/17/2007                 237,588             (306)
EURO BOND (1 Contracts)                 Long          12/17/2007                 238,000             (381)
                                                                                               ----------
                                                                                               $     (445)
                                                                                               ==========

    The accompanying notes are an integral part of the financial statements.

                   MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                      STANDISH MELLON YIELD PLUS PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006

ASSETS
  Investments in securities (including securities on loan, valued at $349,478) (Note 6)
    Unaffiliated issuers, at value (Note 1A) (cost $19,500,258)                                                  $  19,483,430
    Affiliated issuers (Note 1F), at value (Note 1A) (cost $2,231,178)                                               2,231,178
  Receivable from Investment Advisor                                                                                    14,717
  Interest and dividends receivable                                                                                     55,659
  Prepaid expenses                                                                                                         664
                                                                                                                 -------------
    Total assets                                                                                                    21,785,648
LIABILITIES
  Collateral for securities on loan (Note 6)                                                     $   357,000
  Due to custodian                                                                                    14,717
  Payable for variation margin on open futures contracts (Note 5)                                        359
  Accrued accounting, administration and custody fees (Note 2)                                        10,394
  Accrued trustees' fees and expenses (Note 2)                                                         1,360
  Accrued professional fees                                                                              815
  Other accrued expenses and liabilities                                                                 564
                                                                                                 -----------
    Total liabilities                                                                                                  385,209
                                                                                                                 -------------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL INTEREST)                                                        $  21,400,439
                                                                                                                 =============

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                      STANDISH MELLON YIELD PLUS PORTFOLIO

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME (NOTE 1B)
  Interest income                                                                              $  1,458,946
  Dividend income from affiliated investments (Note 1F)                                              98,047
  Security lending income (Note 6)                                                                      281
                                                                                               ------------
    Total investment income                                                                       1,557,274

EXPENSES
  Investment advisory fee (Note 2)                                         $      64,675
  Accounting, administration and custody fees (Note 2)                            66,526
  Professional fees                                                               27,513
  Trustees' fees and expenses (Note 2)                                             4,647
  Insurance expense                                                                6,007
  Miscellaneous expenses                                                           3,884
                                                                           -------------
    Total expenses                                                               173,252

DEDUCT
  Waiver of investment advisory fee (Note 2)                                     (64,675)
  Reimbursement of Fund operating expenses (Note 2)                              (14,185)
                                                                           -------------
    Total expense deductions                                                     (78,860)
                                                                           -------------
    Net expenses                                                                                    94,392
                                                                                              ------------
      Net investment income                                                                      1,462,882

REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) on:
    Investments                                                                 (142,302)
    Swap transactions                                                            (40,873)
    Financial futures transactions                                                 9,289
                                                                           -------------
      Net realized gain (loss)                                                                    (173,886)
  Change in unrealized appreciation (depreciation) on:
    Investments                                                                  270,316
    Financial futures contracts                                                    6,864
                                                                           -------------
      Change in net unrealized appreciation (depreciation)                                         277,180
                                                                                              ------------
        Net realized and unrealized gain (loss)                                                    103,294
                                                                                              ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                    $  1,566,176
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

                   MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                      STANDISH MELLON YIELD PLUS PORTFOLIO

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     FOR THE                FOR THE
                                                                                    YEAR ENDED             YEAR ENDED
                                                                                DECEMBER 31, 2006      DECEMBER 31, 2005
                                                                                -----------------      -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS
  Net investment income                                                         $       1,462,882         $    1,886,132
  Net realized gain (loss)                                                               (173,886)              (301,054)
  Change in net unrealized appreciation (depreciation)                                    277,180               (109,258)
                                                                                -----------------         --------------
  Net increase (decrease) in net assets from investment operations                      1,566,176              1,475,820
                                                                                -----------------         --------------
CAPITAL TRANSACTIONS
  Contributions                                                                         6,989,509             16,645,003
  Withdrawals                                                                         (25,868,412)           (46,674,285)
                                                                                -----------------         --------------
  Net increase (decrease) in net assets from capital transactions                     (18,878,903)           (30,029,282)
                                                                                -----------------         --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               (17,312,727)           (28,553,462)

NET ASSETS
  At beginning of year                                                                 38,713,166             67,266,628
                                                                                -----------------         --------------
  At end of year                                                                $      21,400,439         $   38,713,166
                                                                                =================         ==============

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                      STANDISH MELLON YIELD PLUS PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                                                                                    YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------------------
                                                                  2006          2005        2004        2003          2002
                                                                ---------     ---------   ---------   ----------   ----------
TOTAL RETURN (a)                                                    5.00%         2.66%       0.79%        1.48%        3.14%
RATIOS:
  Expenses (to average daily net assets)*                           0.29%         0.32%       0.41%        0.36%        0.36%
  Net Investment Income (to average daily net assets)*              4.54%         3.24%       1.36%        1.60%        2.99%
  Portfolio Turnover                                                  43%           75%         39%         113%         160%
  Net Assets, End of Period (000's omitted)                     $ 21,400      $ 38,713    $ 67,267    $ 141,856    $ 146,771

-------------------
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

Ratios (to average daily net assets):

  Expenses                                                          0.54%         0.44%      N/A           0.37%        0.38%
  Net investment income                                             4.29%         3.12%      N/A           1.59%        2.97%

(a) Total return for the Portfolio has been calculated based on the total return for the invested Fund, assuming all distributions were invested, and adjusted for the difference in expenses as set out in the notes to the financial statements. Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                   MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                      STANDISH MELLON YIELD PLUS PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS

(1)   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

      Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Yield Plus Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      The Fund's Board of Trustees approved, effective September 1, 2006, the change in the Fund's name from "Standish Mellon Enhanced Yield Portfolio" to "Standish Mellon Yield Plus Portfolio".

      The objective of the Portfolio is to achieve a high level of current income consistent with preserving principal and liquidity. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in dollar-denominated money market instruments, short-term fixed income securities and asset-backed securities of U.S. and foreign governments, banks and companies.

      At December 31, 2006 there was one fund, Standish Mellon Yield Plus Fund (the "Fund"), invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at December 31, 2006 was 100%.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers, including counterparties, or pricing services.

      Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and then is valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of coupon interest earned, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities and short-term securities with greater than sixty days to maturity. Dividend income is recorded on ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

      C. INCOME TAXES

      The Portfolio is treated as a disregarded entity for federal tax purposes. No provision is made by the Portfolio for federal or state income taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since the Portfolio's investor is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue
      Code) in order for its investors to satisfy them.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                      STANDISH MELLON YIELD PLUS PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

      D. COMMITMENTS AND CONTINGENCIES

      In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

      E. EXPENSES

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among funds of the Trust or portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

      F. AFFILIATED ISSUERS

      Affiliated issuers are investment companies advised by Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

      G. NEW ACCOUNTING REQUIREMENTS

      In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

      In addition, on September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

(2)   INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

      The investment advisory fee paid to Standish Mellon for overall investment advisory, administrative services, and general office facilities is paid monthly at the annual rate of 0.20% of the Portfolio's average daily net assets. Standish Mellon voluntarily agreed to limit the total operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.25% of the fund's average daily net assets for the period January 1, 2006 through August 31, 2006 and 0.40% for the period September 1, 2006 to December 31, 2006. Pursuant to these agreements, for the year ended December 31, 2006, Standish Mellon voluntarily waived a portion of its investment advisory fee in the amount of $64,675 and reimbursed the Portfolio $14,185 of other operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      On December 4, 2006, Mellon Financial Corporation ("MFC") and The Bank of New York Company, Inc. ("BNY") announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Standish Mellon would become an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY's and MFC's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, MFC and BNY expect the transaction to be completed in the third quarter of 2007.

      The Portfolio Trust has entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide custody, administration and fund accounting services for the Portfolio. For these services the Portfolio pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement the Portfolio was charged $66,526 during the year ended December 31, 2006.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                      STANDISH MELLON YIELD PLUS PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

      The Portfolio Trust also entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Portfolio's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon Bank earned $119 for the year ended December 31, 2006. See Note 6 for further details.

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's and Portfolio Trust's Chief Compliance Officer. No other director, officer or employee of Standish Mellon or its affiliates received any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the Trust or the Portfolio Trust. The Fund and Portfolio Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates (the "Independent Trustees") an annual fee and the Portfolio Trust pays each Independent Trustee a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the counsel to the Independent Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2006 were as follows:

                                                            PURCHASES               SALES
                                                          ------------          -------------
U.S. Government Securities                                $     99,625          $   3,909,335
                                                          ============          =============
Non-U.S. Government Securities                            $ 12,437,216          $  25,739,588
                                                          ============          =============

(4)   FEDERAL TAXES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2006, as computed on a federal income tax basis, were as follows:

Cost for federal income tax purposes                   $  21,731,436
                                                       =============
Gross unrealized appreciation                                 32,390
Gross unrealized depreciation                                (49,218)
                                                       -------------
Net unrealized appreciation (depreciation)                  ($16,828)
                                                       =============

(5)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

      The Portfolio may trade the following financial instruments with off-balance sheet risk:

      FUTURES CONTRACTS

      The Portfolio may enter into financial futures contracts for the purchase or sale of securities, or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized appreciation and depreciation by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may also arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At December 31, 2006, the Portfolio held open financial futures contracts. See the Schedule of Investments for further details.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                      STANDISH MELLON YIELD PLUS PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

      SWAP AGREEMENTS

      The Portfolio may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, credit default and total return swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the portfolio will receive a payment from or make a payment to the counterparty. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement. The Portfolio earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations, which may be furnished by a pricing service or dealers in such securities, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and differences could be material. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. Payments received or made from credit default swaps at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements, if any, are included as part of realized gain and loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

      At December 31, 2006, the Portfolio did not hold any swap agreements.

(6)   SECURITY LENDING:

      The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

      The Portfolio loaned securities during the year ended December 31, 2006 and earned interest on the invested collateral of $17,816 of which, $17,535 was rebated to borrowers or paid in fees. At December 31, 2006, the Portfolio had securities valued at $349,478 on loan. See the Schedule of Investments for further detail on the security positions on loan and collateral held.

(7)   LINE OF CREDIT:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating portfolios/funds at the end of each quarter. The Fund/Portfolio also pays an annual renewal fee, computed at a rate of 0.020 of 1% of the committed amount and allocated ratably to the participating funds/portfolios. For the year ended December 31, 2006, the expense allocated to the Portfolio was $50. The commitment fee is aggregated with miscellaneous expenses on the Statement of Operations.

      For the year ended December 31, 2006, the Portfolio did not borrow from the line of credit.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                      STANDISH MELLON YIELD PLUS PORTFOLIO

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Mellon Institutional Funds Master Portfolio and Investors of Standish Mellon Yield Plus Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Yield Plus Portfolio, formerly Standish Mellon Enhanced Yield Portfolio, (the "Portfolio") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 23, 2007

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                      STANDISH MELLON YIELD PLUS PORTFOLIO

    FACTORS CONSIDERED BY BOARD OF TRUSTEES IN APPROVING ADVISORY AGREEMENT
                                  (UNAUDITED)

The 1940 Act requires that the Board of Trustees, including a majority of its Trustees who are not affiliated with the fund's investment adviser or underwriter (the "Independent Trustees") voting separately, approve the fund's advisory agreement and the related fees on an annual basis. The Fund is not a party to an investment advisory agreement directly with any investment adviser and does not invest directly in portfolio securities. Instead, the Fund invests all of its investable assets in the Standish Mellon Yield Plus Portfolio (the "Portfolio"), which is managed by Standish Mellon Asset Management Company LLC ("Standish Mellon"). The Fund's Board of Trustees determines annually whether the Fund should continue to invest in the Portfolio. The members of the Fund's Board of Trustees also serve as the Board of Trustees of the Portfolio. In that capacity, they consider annually whether to continue the investment advisory agreement between the Portfolio and Standish Mellon. In their most recent deliberations concerning their decision to approve the continuation of the investment advisory agreement, the Board of Trustees conducted the review and made the determinations that are described below. In conducting this review and in making such determinations, the Independent Trustees received from the Portfolio's investment adviser, Standish Mellon (the "Adviser") a broad range of information in response to a written request prepared on their behalf by their own legal counsel. The Independent Trustees met alone in a private session with their legal counsel on September 28, 2006 to review these materials and to discuss the proposed continuation of the Fund's advisory agreement. Representatives of the Adviser attended a portion of the September meeting to provide an overview of its organization, personnel, resources and strategic plans, and to respond to questions and comments arising from the Independent Trustees' review of the materials and their deliberations. The entire Board then met on October 17, 2006.

The information requested by the Independent Trustees and reviewed by the entire Board included:

(i) Financial and Economic Data: The Adviser's balance sheet and income statements, as well as a profitability analysis of the Adviser, including a separate presentation of the Adviser's profitability relative to that of several publicly traded investment advisers;

(ii) Management Teams and Operations: The Adviser's Form ADV, as well as information concerning the Adviser's executive management, portfolio management, client service personnel and overall organizational structure, insurance coverage, brokerage and soft dollar policies and practices;

(iii) Comparative Performance and Fees: Analyses prepared by Lipper Analytical Services ("Lipper") regarding the Fund's historical performance, management fee and expense ratio compared to other funds, and the Adviser's separate account advisory fee schedules;

(iv) Specific Facts Relating to the Fund: The Adviser's commentary on the Fund's performance (rather than the Portfolio alone) and any material portfolio manager and strategy changes that may have affected the Fund in the prior year, as well as the Fund's "fact sheets" prepared by the Adviser providing salient data about the Fund and Portfolio, including Portfolio holdings, strategies, recent market conditions and outlook, as well as the Adviser's views concerning the issues of breakpoints in the management fee schedule of the Portfolio and potential economies of scale; and

(v) Other Benefits: The benefits flowing to Mellon Financial Corporation ("Mellon") and its affiliates in the form of fees for transfer agency, custody, administration and securities lending services provided to the Funds by affiliates of Mellon.

In considering the continuation of the Portfolio's advisory agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Trustees determined that the terms and conditions of the advisory agreement and the compensation to the Adviser provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Trustees' determination are described below.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered the nature, scope and quality of the overall services provided to the Portfolio by the Adviser. In their deliberations as to the continuation of the advisory agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund's shareholders have chosen to entrust the Adviser, under the supervision of the Board, to manage the portion of their assets invested in the Fund.

Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services provided by the Adviser. The Board determined that the services provided were of high quality and at least commensurate with industry standards.

The Trustees reviewed the background and experience of the Portfolio's two portfolio managers and also met with senior management of the Adviser to receive an overview of its organization, personnel, resources and strategic plans. Among other things, the Trustees considered the size, education and experience of the Adviser's investment staff, technological infrastructure and overall responsiveness to changes in market conditions.

The Board determined that the Adviser had the expertise and resources to manage the Portfolio effectively.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                      STANDISH MELLON YIELD PLUS PORTFOLIO

    FACTORS CONSIDERED BY BOARD OF TRUSTEES IN APPROVING ADVISORY AGREEMENT
                                  (UNAUDITED)

INVESTMENT PERFORMANCE

The Board considered the investment performance of the Fund (rather than the Portfolio alone) against a peer group of investment companies selected by the Adviser with input from the Trustees. The Board also compared the Fund's investment performance against the average performance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund's performance rankings against that universe. In addition to the information received by the Board at the September 28, 2006 Board meeting, the Trustees received similar detailed comparative performance information for the Fund at each regular Board meeting during the year.

The Board considered the Fund's performance for the one-, three- and five-year periods ended July 31, 2006 based on the Lipper materials provided to the Board at the September 28, 2006 meeting. The Board found that the Fund outperformed its peer group average returns for the one-year period (4.19% vs. 3.97%) and the five-year period (2.61% vs. 2.50%), but underperformed its peer group average returns for the three-year period (2.23% vs. 2.41%).

ADVISORY FEE AND OTHER EXPENSES

The Board considered the advisory fee rate paid by the Portfolio to the Adviser. The Lipper data presenting the Portfolio's "net management fees" included fees paid by the Portfolio, as calculated by Lipper, for administrative services provided by Mellon Bank, N.A., the Portfolio's custodian. Such reporting was necessary, according to Lipper, to allow the Board to compare the Portfolio's advisory fees to those peers that include administrative fees within a blended advisory fee.

The Portfolio's contractual advisory fee was 0.20%, in the 1st (best) quintile of its peer group of funds, the median fee of which was 0.37%. The Portfolio's net management fee, after giving effect to expense limitations, was 0.057% (which included administrative services fees under Lipper's calculation methodology), well below the peer group median net management fee of 0.288%. Based on the Lipper data, as well as other factors discussed at the September 28, 2006 meeting, the Board determined that the Portfolio's advisory fee is reasonable relative to its peer group averages, both with and without giving effect to expense limitations.

The Board also compared the fees payable by the Portfolio relative to those payable by separate account clients of the Adviser. Based on the additional scope and complexity of the services provided and responsibilities assumed by the Adviser with respect to the Portfolio relative to these other types of clients, the Board concluded that the fees payable under the advisory agreement were reasonable relative to the nature and quality of the services provided.

The Board also considered the Fund's (rather than solely the Portfolio's) expense ratio and compared it to that of its peer group of similar funds. The Board found that the actual net expense ratio of 0.322% (after giving effect to expense limitations) was lower than the median net expense ratio of the peer group of 0.37%, notwithstanding the fact that all of the other funds in the peer group were larger than the Fund.

THE ADVISER'S PROFITABILITY

The Board considered the Adviser's profitability in managing the Portfolio and Fund and the Mellon Institutional Funds as a group, as well as the methodology used to compute such profitability, and the various direct and indirect expenses incurred by the Adviser or its affiliated investment adviser, The Boston Company Asset Management, LLC ("TBCAM") in managing the Portfolio and other funds in the Mellon Institutional Funds family of funds. The Independent Trustees had observed that the Adviser, based on the profitability information submitted to them by the Adviser, incurred losses in managing all but one of the investment companies in the Mellon Institutional Funds family of funds, including the Portfolio and Fund. The Trustees observed that the Adviser had incurred losses in operating the Portfolio and Fund in both 2004 and 2005.

ECONOMIES OF SCALE

The Board also considered the extent to which economies of scale might be realized as the Portfolio and Fund grow. They observed that the Standish Mellon Fixed Income Portfolio and The Boston Company International Core Equity Portfolio, two of the largest funds in the complex, already had breakpoints in their fee arrangements that reflected economies resulting from their size. The Board also noted that at the March 7, 2006 meeting, management had presented a Breakpoint Discussion Memorandum that had proposed a framework for future breakpoints. The Board concluded that, at existing asset levels and considering current assets growth projections, the implementation of additional fee breakpoints or other fee reductions was not necessary at this time.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                      STANDISH MELLON YIELD PLUS PORTFOLIO

    FACTORS CONSIDERED BY BOARD OF TRUSTEES IN APPROVING ADVISORY AGREEMENT
                                  (UNAUDITED)

OTHER BENEFITS

The Board also considered the additional benefits flowing to Mellon as a result of its relationship with the Mellon Institutional Funds as a group, including revenues received by Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds. In each case, such affiliates were selected by the Board on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors.

The Board considered the fact that Mellon operates businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to Mellon and its affiliates by virtue of its relationship with the Funds and the Mellon Institutional Funds as a group.

                                     * * *

The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Portfolio's advisory agreement and the compensation to the Adviser provided therein are fair and reasonable and, thus, in approving the continuation of the agreement for a one-year period.

TRUSTEES AND OFFICERS (UNAUDITED)

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended December 31, 2006. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                         TERM OF
                                          OFFICE                                   NUMBER OF                        TRUSTEE
                                           AND                 PRINCIPAL         PORTFOLIOS IN     OTHER          REMUNERATION
NAME                      POSITION(S)   LENGTH OF            OCCUPATION(S)       FUND COMPLEX   DIRECTORSHIP      (PERIOD ENDED
ADDRESS, AND               HELD WITH      TIME                DURING PAST         OVERSEEN BY     HELD BY          DECEMBER 31,
DATE OF BIRTH                TRUST       SERVED                5 YEARS              TRUSTEE       TRUSTEE             2006)
-----------------------   -----------   ---------        --------------------    -------------  ------------     ----------------
Samuel C. Fleming           Trustee     Trustee          Chairman Emeritus,           30             None              Fund: $500
c/o Decision Resources,                 since            Decision Resources,                                      Portfolio: $949
Inc.                                    11/3/1986        Inc.
260 Charles Street                                       ("DRI")
Waltham, MA 02453                                        (biotechnology
9/30/40                                                  research and
                                                         consulting
                                                         firm); formerly
                                                         Chairman
                                                         of the Board and
                                                         Chief
                                                         Executive Officer,
                                                         DRI

Caleb Loring III          Trustee       Trustee          Trustee,                     30             None              Fund: $500
c/o Essex Street                        since            Essex Street                                           Portfolio: $1,015
Associates                              11/3/1986        Associates (family
P.O. Box 5600                                            investment trust
Beverly, MA 01915                                        office)
11/14/43

Benjamin M. Friedman      Trustee       Trustee          William Joseph               30             None              Fund: $500
c/o Harvard University                  since            Maier,                                                   Portfolio: $949
Littauer Center 127                     9/13/1989        Professor of
Cambridge, MA 02138                                      Political
8/5/44                                                   Economy, Harvard
                                                         University

John H. Hewitt            Trustee       Trustee          Trustee, Mertens             30             None              Fund: $500
P.O. Box 2333                           since            House, Inc.                                              Portfolio: $949
New London, NH 03257                    11/3/1986        (hospice)
4/11/35

Interested Trustees

Patrick J. Sheppard       Trustee,      Since 2003       President and Chief          30             None                $0
The Boston Company        President                      Operating Officer of
Asset Management, LLC     and Chief                      The Boston Company
One Boston Place          Executive                      Asset Management,
Boston, MA 02108          Officer                        LLC; formerly Senior
7/24/65                                                  Vice President
                                                         and Chief Operating
                                                         Officer,
                                                         Mellon Asset
                                                         Management
                                                         ("MAM") and Vice
                                                         President and Chief
                                                         Financial Officer,
                                                         MAM

Principal Officers who are Not Trustees

NAME                                           TERM OF OFFICE
ADDRESS, AND                  POSITION(S)       AND LENGTH OF                    PRINCIPAL OCCUPATION(S)
DATE OF BIRTH               HELD WITH TRUST      TIME SERVE                       DURING PAST 5 YEARS
-----------------------     ---------------    ---------------     ---------------------------------------------------------
Barbara A. McCann            Vice President      Since 2003        Senior Vice President and Head of Operations,
Mellon Asset                 and Secretary                         Mellon Asset Management ("MAM");
Management                                                         formerly First Vice President, MAM and Mellon Global
One Boston Place                                                   Investments
Boston, MA 02108
2/20/61

Steven M. Anderson           Vice President      Vice President    Vice President and Mutual Funds Controller,
Mellon Asset Management      and Treasurer       since 1999;       Mellon Asset Management; formerly Assistant Vice
One Boston Place                                 Treasurer         President and Mutual Funds Controller, Standish
Boston, MA 02108                                 since 2002        Mellon Asset Management Company, LLC
7/14/65

Denise B. Kneeland           Assistant Vice      Since 1996        First Vice President and Manager, Mutual Funds
Mellon Asset Management      President                             Operations, Mellon Asset Management;
One Boston Place                                                   formerly Vice President and Manager, Mutual Fund
Boston, MA 02108                                                   Operations, Standish Mellon Asset Management
8/19/51                                                            Company, LLC

Mary T. Lomasney             Chief               Since 2005        First Vice President, Mellon Asset Management and
Mellon Asset Management      Compliance                            Chief Compliance Officer, Mellon Funds
One Boston Place             Officer                               Distributor, L.P. and Mellon Optima L/S Strategy Fund, LLC;
Boston, MA 02108                                                   formerly Director, Blackrock, Inc., Senior Vice
4/8/57                                                             President, State Street Research & Management
                                                                    Company ("SSRM"), and Vice President, SSRM

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

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

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

[MELLON LOGO]
MELLON INSTITUTIONAL FUNDS

One Boston Place
Boston, MA 02108-4408
800.221.4795
www.melloninstitutionalfunds.com

                                              [LOGO]  Mellon
                                                      --------------------------
                                                      Mellon Institutional Funds

Annual Report                        Standish Mellon
                                     Global Fixed Income Fund
--------------------------------------------------------------------------------

Year Ended December 31, 2006

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[LOGO]  Mellon
        --------------------------
        Mellon Institutional Funds

February 2007

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2006.

Financial markets showed substantial resilience in 2006, shrugging off concerns that the slowdown in the housing market could drag the rest of the economy into recession. The U.S. Federal Reserve (Fed) paused in its tightening cycle in August, after 17 rate hikes since June 2004, as the Fed became convinced that inflationary forces, and expectations, were under control. Perhaps the most notable feature of this cycle is that the housing bubble is bursting at a time when rates are not high. In previous cycles, housing market declines typically follow a period of Fed tightenings that drive rates to extreme levels, choking off credit, including mortgage financing. In this environment, credit for housing and other sectors remains plentiful, with the housing pullback largely a function of prices soaring beyond affordable levels for many prospective buyers.

The stock market climbed the proverbial "wall of worry" during 2006, with the S&P 500 hitting new highs and providing a gain of 15.8%, including an 8.8% advance in the fourth quarter. With U.S. monetary policy moderating, energy prices in a swoon and the inflation threat receding, investors clearly feel that the case for a soft landing is being reinforced.

In the bond markets, short-term rates advanced steadily, for the most part, in cadence with the Fed's rate increases, with the 6-month Treasury bill ending the year at 4.9%, up about 70 basis points. Rates on longer-term bonds increased to a lesser degree, with the 10-year Treasury note ending about 30 basis points higher at 4.7%. This produced an inverted yield curve, which is often a leading indicator of recession.

Going forward, there is still much debate over the impact of the housing downturn on the overall economy. We believe that the housing market is in for prolonged weakness, because rates are already at relatively modest levels. Thus, the boost provided by lower mortgage rates in the future is likely to be smaller for housing than in it has been in previous cycles. However, there are other bullish factors that should mitigate the drag of the housing market. As noted, liquidity remains plentiful, and corporations are flush with cash. Spreads of high yield bonds above Treasuries remain tight - an indicator that credit is still available for riskier borrowers. High yield spreads tend to widen when the market perceives a recession is likely.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard
President and CEO
Mellon Institutional Funds

                    One Boston Place o Boston, MA 02108-4402
                        A Mellon Asset Management Company

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

The first part of 2006 was a challenging environment for global bonds as G3 (U.S., Europe and Japan) 10-year yields rose 40 basis points. During the remainder of the year, bonds rallied on weak economic data and a slowing housing market.

The predominant drivers of G3 yields were the continued tightening by the U.S. Federal Reserve (Fed) until July, as well as the steady diet of rate hikes from the European Central Bank (ECB) and the Bank of Japan (BoJ). The BoJ tightening cycle is truly groundbreaking as the zero interest rate policy ended and is a signal that Japan is finally returning to sustainable economic growth.

This environment was made more challenging by significant reversals in the direction of bond yields during 2006. The first half of 2006 saw global bond yields rise, only to peak in June and then reverse direction for the remainder of the year. Fortunately, the Standish Mellon Global Fixed Income Fund (Fund) was well positioned to capture this shift in bond yields. The Fund was short in duration at the start of 2006, yet after the Fed tightened interest rates and the U.S. housing market displayed serious signs of weakness, the Fund's holdings were reallocated to longer duration bonds to take advantage of a potential drop in interest rates in the U.S. As the Fed held interest rates steady in July, global bonds started a hesitant rally that carried yields of the U.S. 10-year Treasury from 5.25% all the way down to 4.4% by November.

The tight correlation between global bond yields in 2006 saw European and Japanese bond yields rally alongside U.S. yields in the second half of the year, despite their central banks' rate hikes. U.S. bonds outperformed in the second half, but for the year as a whole, Japanese bonds were the best performers, followed by Canadian bonds.

In November, the U.S. dollar began to slide relative to the euro as investors reacted to the weaker outlook for the U.S., and the bond market started to discount interest rate cuts expected by the Fed in 2007. The dollar fell broadly, but the Japanese yen continues to be the funding currency of choice, which kept the currency on the weak and cheap.

The riskiest corners of the global bond markets, such as high yield and emerging market debt, generated the highest absolute returns in 2006, and the 4th quarter was no exception. Spread sectors were fair to rich, and as a result we tactically reduced credit exposure of the Fund. However, if spreads widen, we will welcome increased volatility and add credit and emerging exposure.

The Fund's 5.09% return outperformed its benchmark, the Lehman Brothers Global Aggregate U.S. Hedged Index, which returned 3.64% in 2006. Our global short duration stance and slight extension, as yields peaked later in the year, contributed to this positive performance during this period. Our country positioning was also a significant contributor to positive performance as we positioned the Fund to be overweight in U.S. bonds in the summer and short in European and U.K. bonds for most of the year. Although we positioned the Fund to have neutral exposure to Japanese bonds, which were the best performing, we were "barbelled" in

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

Japan and benefited as the yield curve flattened. The Fund's allocation to emerging market bonds and exposure to high yield bonds, which produced some of the best performance in all of fixed income, contributed positively to Fund performance during the year. In addition, the Fund's allocation to Polish local currency bonds performed well in the latter part of 2006 and continues to be a solid contributor.

Globally, bonds rallied early in the fourth quarter but sold off strongly in December and our long duration exposure detracted from performance. However, we anticipate global bonds to perform well in 2007 as economic growth slows and inflation risks fade away.

During the year David Leduc replaced Charles Dolan as a co-portfolio manager of the Fund. Thomas Fahey continues as the Fund's other co-portfolio manager.

We appreciate your continued investment in the Fund and look forward to working on your behalf over the next year.

Thomas F. Fahey                         David Leduc
Portfolio Manager                       Portfolio Manager
Standish Mellon Asset                   Standish Mellon Asset
Management Company LLC                  Management Company LLC

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

             Comparison of Change in Value of $100,000 Investment in Standish Mellon Global Fixed Income Fund and the Lehman Brothers Global
                                 Aggregate Index

--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                   Standish Mellon              Lehman Brothers
 PERIOD        Global Fixed Income Fund     Global Aggregate Index *

12/31/96               100,000                      100,000
12/31/97               111,685                      110,166
12/31/98               119,478                      120,930
12/31/99               118,717                      121,881
12/31/00               130,339                      134,482
12/31/01               136,216                      144,220
12/31/02               145,676                      156,412
12/31/03               154,973                      161,275
12/31/04               162,692                      169,171
12/31/05               168,608                      176,412
12/31/06               177,187                      182,823

                          Average Annual Total Returns
                         (for period ended 12/31/2006)
--------------------------------------------------------------------------------

                                                                  Since
                                                               Inception
       1 Year       3 Years       5 Years       10 Years        1/1/1994
--------------------------------------------------------------------------------
        5.09%        4.57%         5.40%          5.89%           6.25%

*     Source: Lehman

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

                  Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                     Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                     Expenses Paid
                                 Beginning          Ending           During Period+
                               Account Value     Account Value      July 1, 2006 to
                               July 1, 2006    December 31, 2006   December 31, 2006
------------------------------------------------------------------------------------
Actual                          $ 1,000.00        $ 1,052.70           $ 3.36
Hypothetical (5% return
   per year before expenses)    $ 1,000.00        $ 1,021.93           $ 3.31

----------

+ Expenses are equal to the Fund's annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example reflects the combined expenses of the Fund and the master portfolio in which it invests all its assets.

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

            Portfolio Information as of December 31, 2006 (Unaudited)
--------------------------------------------------------------------------------

The Standish Mellon Global Fixed Income Fund invests all of its investable assets in an interest of the Standish Mellon Global Fixed Income Portfolio (See
Note 1 of the Fund's Notes to Financial Statements). The Portfolio is actively managed. Current holdings may be different than those presented below.

Summary of Combined Ratings
--------------------------------------------------------
                                           Percentage of
Quality Breakdown                          Investments
--------------------------------------------------------
AAA and higher                                 54.5%
AA                                              4.0
A                                              16.7
BBB                                            11.8
BB                                              3.8
B                                               9.2
                                              -----
   Total                                      100.0%

Based on ratings from Standard & Poor's and/or Moody's Investors Services. If a security receives split (different) ratings from multiple rating organizations, the Portfolio treats the security as being rated in the higher rating category.

                                                                   Percentage of
Top Ten Holdings*                              Rate    Maturity     Investments
--------------------------------------------------------------------------------
Deutsche Republic                             3.250%    7/4/2015        4.8%
Canadian Government Bond                      5.000     6/1/2014        3.9
FNMA                                          5.000     1/1/2021        3.5
FHLMC                                         5.250    7/18/2011        2.9
Bundesobl Repub 13                            3.750     7/4/2013        2.2
Deutsche Republic                             4.750     7/4/2034        2.2
Poland Government Bond                        6.250   10/24/2015        2.1
Egyptian Treasury Bill 144A                   8.400     2/1/2007        1.6
Netherlands Government Bond                   4.000    1/15/2037        1.6
Swedish Government Bond                       3.000    7/12/2016        1.5
                                                                       ----
                                                                       26.3%

*     Excluding short-term investments and investment of cash collateral.

                                           Percentage of
Economic Sector Allocation                 Investments
--------------------------------------------------------
Government/Agency                              18.3%
Corporate                                      39.0
Mortgage Pass Thru                              8.8
ABS/CMBS/CMO                                   14.1
Emerging Markets                                6.8
Cash & Equivalents                             13.0
                                              -----
                                              100.0%

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                       Statement of Assets and Liabilities
                                December 31, 2006
--------------------------------------------------------------------------------

Assets
   Investment in Standish Mellon Global Fixed Income Portfolio (Portfolio), at value                 $  48,209,834
      (Note 1A)
   Prepaid expenses                                                                                          5,066
                                                                                                     -------------
      Total assets                                                                                      48,214,900
Liabilities
   Payable for Fund shares redeemed                                                    $ 6,279,689
   Distributions payable                                                                   252,169
   Accrued professional fees                                                                15,026
   Accrued transfer agent fees (Note 2)                                                      3,248
   Accrued shareholder reporting expense (Note 2)                                            2,470
   Accrued chief compliance officer fees (Note 2)                                              709
   Accrued trustees' fees (Note 2)                                                             500
   Accrued shareholder services fees (Note 2)                                                   19
   Other accrued expenses and liabilities                                                    1,145
                                                                                       -----------
      Total liabilities                                                                                  6,554,975
                                                                                                     -------------
Net Assets                                                                                           $  41,659,925
                                                                                                     =============
Net Assets consist of:
   Paid-in capital                                                                                   $  63,046,597
   Accumulated net realized loss                                                                       (21,883,970)
   Distributions in excess of net investment income                                                       (315,926)
   Net unrealized appreciation                                                                             813,224
                                                                                                     -------------
Total Net Assets                                                                                     $  41,659,925
                                                                                                     =============
Shares of beneficial interest outstanding                                                                2,240,262
                                                                                                     =============
   (Net Assets/Shares outstanding)                                                                   $       18.60
                                                                                                     =============

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                             Statement of Operations
                      For the Year Ended December 31, 2006
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Interest and security lending income allocated from Portfolio                                     $   2,514,060
   Dividend income allocated from Portfolio
      (net of foreign withholding taxes of $1,606)                                                         164,833
   Expenses allocated from Portfolio                                                                      (391,298)
                                                                                                     -------------
      Net investment income allocated from Portfolio                                                     2,287,595

Expenses
   Transfer agent fees (Note 2)                                                        $     6,551
   Registration fees                                                                        15,105
   Professional fees                                                                        35,849
   Chief compliance officer fee (Note 2)                                                     4,030
   Administrative service fee (Note 2)                                                         816
   Trustees' fees (Note 2)                                                                   2,000
   Insurance expense                                                                           894
   Miscellaneous expenses                                                                    8,075
                                                                                       -----------
      Total expenses                                                                        73,320
   Deduct:
   Reimbursement of Fund operating expenses (Note 2)                                       (73,320)
                                                                                       -----------
      Net expenses                                                                                              --
                                                                                                     -------------
       Net investment income                                                                             2,287,595
                                                                                                     -------------

Realized and Unrealized Gain (Loss)
   Net realized gain (loss) allocated from Portfolio on:
      Investments                                                                          286,425
      Financial futures transactions                                                        63,472
      Written options transactions                                                          82,922
      Foreign currency transactions and forward currency exchange transactions            (452,724)
      Swap transactions                                                                   (927,110)
                                                                                       -----------
                                                                                                          (947,015)
   Change in unrealized appreciation (depreciation) allocated from Portfolio on:
      Investments                                                                        1,785,744
      Financial futures contracts                                                          (13,123)
      Written options contracts                                                            (42,400)
      Foreign currency translation and forward currency exchange contracts                (534,585)
      Swap contracts                                                                       (54,109)
                                                                                       -----------
                                                                                                         1,141,527
                                                                                                     -------------
      Net realized and unrealized gain (loss) allocated from Portfolio                                     194,512
                                                                                                     -------------
Net Increase in Net Assets from Operations                                                           $   2,482,107
                                                                                                     =============

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                  For the             For the
                                                                                 Year Ended          Year Ended
                                                                             December 31, 2006   December 31, 2005
                                                                             -----------------   -----------------
Increase (Decrease) in Net Assets:

From Operations
   Net investment income                                                       $  2,287,595        $  2,715,428
   Net realized gain (loss)                                                        (947,015)          6,183,847
   Change in net unrealized appreciation (depreciation)                           1,141,527          (6,327,067)
                                                                               ------------        ------------
   Net increase (decrease) in net assets from investment operations               2,482,107           2,572,208
                                                                               ------------        ------------
Distributions to Shareholders (Note 1C)
   From net investment income                                                    (1,680,731)         (7,240,447)
                                                                               ------------        ------------
   Total distributions to shareholders                                           (1,680,731)         (7,240,447)
                                                                               ------------        ------------
Fund Share Transactions (Note 4)
   Net proceeds from sale of shares                                               2,087,125             568,992
   Value of shares issued to shareholders in reinvestment of distributions        1,379,153           6,373,483
   Cost of shares redeemed (net of redemption fees of $0 and $10,
      respectively)                                                             (32,775,521)         (4,347,558)
                                                                               ------------        ------------
   Net increase (decrease) in net assets from Fund share transactions           (29,309,243)          2,594,917
                                                                               ------------        ------------
Total Increase (Decrease) in Net Assets                                         (28,507,867)         (2,073,322)

Net Assets
   At beginning of year                                                          70,167,792          72,241,114
                                                                               ------------        ------------
   At end of year (including distributions in excess of
      net investment income of $315,926 and $151,654, respectively)            $ 41,659,925        $ 70,167,792
                                                                               ============        ============

                  Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                              Year Ended December 31,
                                                          --------------------------------------------------------------
                                                            2006           2005        2004          2003        2002
                                                          --------      ---------    --------     ---------    ---------
Net Asset Value, Beginning of Year                        $  18.28      $   19.64    $  20.67     $   19.43    $   18.45
                                                          --------      ---------    --------     ---------    ---------
From Operations:
   Net investment income* (a)                                 0.70          0.75         0.83          0.75         0.82
   Net realized and unrealized gain (loss) on
      investments                                             0.22         (0.04)        0.20          0.49         0.44
                                                          --------      ---------    --------     ---------    ---------
Total from investment operations                              0.92          0.71         1.03          1.24         1.26
                                                          --------      ---------    --------     ---------    ---------
Less Distributions to Shareholders:
   From net investment income                                (0.60)        (2.07)       (2.06)           --        (0.27)
   From tax return of capital                                  --             --           --            --        (0.01)
                                                          --------      ---------    --------     ---------    ---------
Total distributions to shareholders                          (0.60)        (2.07)       (2.06)           --        (0.28)
                                                          --------      ---------    --------     ---------    ---------
Net Asset Value, End of Year                              $  18.60       $ 18.28     $  19.64     $   20.67    $   19.43
                                                          ========      =========    ========     =========    =========
Total Return                                                  5.09%(b)      3.64%(b)     4.98%(b)     6.38%(b)      6.94%(b)

Ratios/Supplemental Data:
   Expenses (to average daily net assets)*(c)                 0.65%         0.65%        0.65%         0.65%        0.60%
   Net Investment Income (to average daily net assets)*       3.79%         3.75%        3.86%         3.74%        4.43%
   Net Assets, End of Year (000's omitted)                $ 41,660      $ 70,168     $ 72,241     $ 146,186    $ 164,582

----------
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee payable to the Portfolio and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

   Net investment income per share (a)                    $   0.67      $   0.73     $   0.83     $  0.74            N/A
   Ratios (to average daily net assets):
      Expenses (c)                                            0.81%         0.77%        0.68%       0.70%           N/A
      Net investment income                                   3.64%         3.63%        3.83%       3.69%           N/A

(a)   Calculated based on average shares outstanding,

(b)   Total return would have been lower in the absence of expense waivers.

(c)   Includes the Fund's share of the Portfolio's allocated expenses.

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Global Fixed Income Fund (the "Fund") is a separate non-diversified investment series of the Trust.

      The object of the Fund is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity. The Fund invests all its investable assets in an interest of Standish Mellon Global Fixed Income Portfolio (the "Portfolio"), a subtrust of Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust and has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar and non-U.S. dollar denominated fixed income securities of governments and companies located in various countries, including emerging markets. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (100% at December 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. The Fund records its investment in the Portfolio at value. The Portfolio values its securities at value as discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. Securities transactions and income

      The Fund's investment in the Portfolio is recorded on settlement date. The Portfolio's securities transactions are recorded as of the trade date as discussed in Note 1B of the Portfolio's Notes to Financial Statements, which are included elsewhere in the report. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Fund represent pro rata shares of gains and losses of the Portfolio.

      C. Distributions to shareholders

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses are declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash.

      Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences which may result in reclassifications, are primarily due to wash sales, foreign currency gains and losses, post-October losses, capital loss carryovers, and the timing of recognition of realized and unrealized gains and losses on futures contracts.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income(loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      D. Expenses

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among funds of the Trust and/or portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      E. Commitments and contingencies

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

      F. Federal Income Taxes

      Each year, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

      G. New Accounting Requirements

      In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

      In addition, on September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

(2)   Investment Advisory Fee and other Transactions With Affiliates:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Standish Mellon voluntarily agreed to limit the total operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.65% of the Fund's average daily net assets. Pursuant to this agreement, for the year ended December 31, 2006, Standish Mellon voluntarily reimbursed the Fund for $73,320 of its operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      On December 4, 2006, Mellon Financial Corporation ("MFC") and The Bank of New York Company, Inc. ("BNY") announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Standish Mellon would become an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY's and MFC's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, MFC and BNY expect the transaction to be completed in the third quarter of 2007.

      The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly owned subsidiary of The Dreyfus Corporation, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services, the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $6,551, for the year ended December 31, 2006.

      The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $3,330 for the year ended December 31, 2006.

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended December 31, 2006, the Fund was charged $4,030. No other director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee.

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      The Fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the year ended December 31, 2006, the Fund was charged $515 for fees payable to Mellon Private Wealth Management.

(3)   Investment Transactions:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2006, aggregated $3,466,361 and $28,847,433, respectively. The Fund receives a proportionate share of the Portfolio's income, expenses, and realized and unrealized gains and losses based on applicable tax allocation rules.

(4)   Shares of Beneficial Interest:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                For the             For the
                                              Year Ended          Year Ended
                                           December 31, 2006   December 31, 2005
                                           -----------------   -----------------
      Shares sold                                112,735             28,662

      Shares issued to shareholders for
         reinvestment of distributions            74,640            348,849
      Shares redeemed                         (1,786,209)          (216,159)
                                              ----------           --------
      Net increase (decrease)                 (1,598,834)           161,352
                                              ==========           ========

      At December 31, 2006, one shareholder of record held approximately 77% of the total outstanding shares of the Fund. Investment activity of this shareholder could have a material impact on the Fund.

      The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended December 31, 2006, the Fund did not assess any redemption fees.

(5)   Federal Taxes:

      As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

               Undistributed ordinary income      $            --
               Undistributed capital gains                     --
               Total distributable earnings                    --
               Capital loss carry forward         $    22,178,766

      Tax character of distributions paid during the fiscal year ended December 31, 2006, were as follows:

                                               2006                     2005
                                           ------------             ------------
               Ordinary income             $  1,680,731             $  7,240,447

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      At December 31, 2006, the Fund, for federal income tax purposes, has capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

                      Capital Loss
                       Carry Over          Expiration Date
                      ------------         ---------------
                      $  2,498,111              12/31/2007
                        15,100,842              12/31/2008
                           408,689              12/31/2009
                         3,621,061              12/31/2010
                           550,063              12/31/2014
                      ------------
                      $ 22,178,766
                      ============

      Utilization of the capital loss carryovers above could be subject to limitations imposed by the Internal Revenue Code related to share ownership activity.

      The Fund elected to defer to its fiscal year ending December 31, 2007 $345,037 of capital losses and $250,757 of currency losses recognized during the period November 1, 2006 to December 31, 2006.

      See the corresponding master portfolio for tax basis unrealized appreciation (depreciation) information.

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of the Mellon Institutional Funds Investment Trust and Shareholders of Standish Mellon Global Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Global Fixed Income Fund (the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included agreement of the amount of the investment in the Standish Mellon Global Fixed Income Portfolio (the "Portfolio") at December 31, 2006 to the Portfolio's records, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 1, 2007

                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

                  Schedule of Investments -- December 31, 2006
--------------------------------------------------------------------------------

                                                                                                            Par           Value
Security Description                                                           Rate    Maturity            Value        (Note 1A)
-----------------------------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--103.3%

BONDS AND NOTES--90.2%

Asset Backed--1.2%
Capital Auto Receivables Asset Trust 2006-2 B 121                             5.070%  12/15/2011   USD      160,000   $     159,498
CSAB Mortgage Backed Trust 2006-3 A1B2 (a)                                    5.661   11/25/2036            230,038         230,037
Home Equity Mortgage Trust 2006-5 A1                                          5.500    1/25/2037            204,928         204,830
                                                                                                                      -------------
Total Asset Backed (Cost $594,816)                                                                                          594,365
                                                                                                                      -------------
Collaterilized Mortgage Obligation--7.4%
Government National Mortgage Association 2005-76 A                            3.963    5/16/2030            278,060         270,522
Government National Mortgage Association 2005-79 A                            3.998   10/16/2033            275,632         268,652
Government National Mortgage Association 2006-5 A                             4.241    7/16/2029            268,843         262,752
Government National Mortgage Association 2006-9 A                             4.201    8/16/2026            654,852         639,107
Government National Mortgage Association 2006-15 A                            3.727    3/16/2027            343,561         332,660
Government National Mortgage Association 2006-19 A                            3.387    6/16/2030            236,538         227,623
Government National Mortgage Association 2006-39 A                            3.772    6/16/2025            350,772         338,948
Government National Mortgage Association 2006-67 A                            3.947   11/16/2030            490,000         474,075
Government National Mortgage Association 2006-68 A                            3.888    7/16/2026            240,000         232,013
Government National Mortgage Association 2004-23 B                            2.946    3/16/2019            291,490         279,726
JP Morgan Alternative Loan Trust 2006-S4 A6                                   5.710   12/25/2036            225,000         224,609
                                                                                                                      -------------
Total Collateralized Mortgage Obligation (Cost $3,543,497)                                                                3,550,687
                                                                                                                      -------------
Corporate--14.8%

Bank--2.2%
Chevy Chase Bank FSB                                                          6.875    12/1/2013            295,000         295,000
Suntrust Preferred Capital I (a) (b)                                          5.853   12/15/2036             40,000          40,305
Washington Mutual Bank (a)                                                    5.461     5/1/2009            245,000         245,030
Washington Mutual, Inc.                                                       4.625     4/1/2014            200,000         187,230
USB Capital IX (a) (b)                                                        6.189    4/15/2042            300,000         306,386
                                                                                                                      -------------
                                                                                                                          1,073,951
                                                                                                                      -------------
Basic Materials--0.6%
Georgia-Pacific Corp. 144A (a)                                                7.000    1/15/2015            135,000         134,663
Reliance Steel & Aluminum 144A                                                6.200   11/15/2016            170,000         168,752
                                                                                                                      -------------
                                                                                                                            303,415
                                                                                                                      -------------
Communications--1.2%
Dex Media West LLC/Dex Media Finance Co.                                      8.500    8/15/2010             70,000          72,713
Qwest Corp. (a)                                                               8.610    6/15/2013             85,000          92,013
Salem Communications Corp.                                                    7.750   12/15/2010             90,000          91,350
Time Warner, Inc. (a)                                                         5.606   11/13/2009            305,000         305,198
                                                                                                                            561,274
Energy--0.8%
Oncor Electric Delivery Co.                                                   6.375     5/1/2012            135,000         138,970
Salomon Brothers AF for Tyumen Oil Co.                                       11.000    11/6/2007            125,000         130,125
Southern Natural Gas Co.                                                      8.875    3/15/2010            100,000         104,909
                                                                                                                      -------------
                                                                                                                            374,004
                                                                                                                      -------------
Finance--5.0%
American Express 144A (a)                                                     6.800     9/1/2066             70,000          74,644
Ameriprise Financial, Inc. (a)                                                7.518     6/1/2066            150,000         164,726
Boston Properties, Inc.                                                       6.250    1/15/2013             85,000          88,462
CIT Group, Inc. (a)                                                           5.526    1/30/2009            245,000         245,577
Countrywide Financial Corp. (a)                                               5.585    3/24/2009            245,000         245,531

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

                  Schedule of Investments -- December 31, 2006
--------------------------------------------------------------------------------

                                                                                                            Par           Value
Security Description                                                           Rate    Maturity            Value        (Note 1A)
-----------------------------------------------------------------------------------------------------------------------------------
Finance (continued)
Duke Realty Corp REIT                                                         5.250    1/15/2010   USD      175,000   $     174,136
International Lease Finance Corp.                                             5.000    4/15/2010            180,000         178,016
Lehman Brothers Holdings (a)                                                  5.475    8/21/2009            255,000         255,126
Lehman Brothers Holdings E-Capital Trust I (a)                                6.155    8/19/2065            100,000         100,911
Lincoln National Corp. (a)                                                    7.000    5/17/2066            170,000         180,181
Merrill Lynch & Co. (a)                                                       5.450    12/4/2009            470,000         469,931
Residential Capital Corp. (a)                                                 6.738    6/29/2007             70,000          70,347
Simon Property Group LP REIT                                                  5.750     5/1/2012            165,000         166,691
                                                                                                                      -------------
                                                                                                                          2,414,279
                                                                                                                      -------------
Industrial--2.3%
Crown Americas, Inc.                                                          7.625   11/15/2013            130,000         133,900
Crown Americas, Inc.                                                          7.750   11/15/2015             75,000          77,813
Jefferson Smurfit Corp. US                                                    8.250    10/1/2012             15,000          14,625
Mohawk Industries, Inc.                                                       6.125    1/15/2016            170,000         168,777
SAB Miller 144A (a)                                                           5.660     7/1/2009            200,000         200,182
Telefonica Emisiones                                                          6.421    6/20/2016            150,000         154,743
Waste Management, Inc.                                                        6.875    5/15/2009            100,000         103,375
Windstream Corp. 144A                                                         8.125     8/1/2013            180,000         194,850
Windstream Corp. 144A                                                         8.625     8/1/2016             60,000          65,700
                                                                                                                      -------------
                                                                                                                          1,113,965
                                                                                                                      -------------
Services--0.2%
Federated Retail Holding                                                      5.900    12/1/2016            115,000         114,821
                                                                                                                      -------------
Technology & Electronics--0.2%
Quest Diagnostics, Inc.                                                       5.125    11/1/2010             90,000          88,630
                                                                                                                      -------------
Utilities--2.3%
Consumers Energy Co.                                                          5.375    4/15/2013            140,000         138,645
Dominion Resources, Inc. (a)                                                  5.663    9/28/2007            150,000         150,060
DTE Energy Co.                                                                6.350     6/1/2016            135,000         140,236
Jersey Central Power and Light 144A                                           6.400    5/15/2036            242,000         251,332
Mirant North America LLC 144A                                                 7.375   12/31/2013             95,000          96,425
Niagara Mohawk Power Corp.                                                    7.750    10/1/2008            175,000         181,352
Pepco Holdings, Inc.                                                          5.500    8/15/2007            140,000         139,888
                                                                                                                      -------------
                                                                                                                          1,097,938
                                                                                                                      -------------
Total Corporate Bonds (Cost $7,035,705)                                                                                   7,142,277
                                                                                                                      -------------
Municipal--0.4%
Tobacco Settlement Authority Michigan (Cost $194,988)                         7.309     6/1/2034            195,000         203,574
                                                                                                                      -------------
Sovereign Bonds--2.8%
Argentina Bonos (a)                                                           5.590     8/3/2012            300,000         290,100
Egyptian Treasury Bill 144A (c)                                               8.400     2/1/2007            750,000         803,963
Republic of Peru                                                              9.125    2/21/2012            200,000         232,500
                                                                                                                      -------------
Total Sovereign Bonds (Cost $1,237,871)                                                                                   1,326,563
                                                                                                                      -------------
Yankee Bonds--5.7%
Chuo Mitsui Trust & Banking Co. Ltd. 144A (a)                                 5.506    2/15/2049            245,000         234,009
Falconbridge Ltd.                                                             6.000   10/15/2015            155,000         158,075
Glitnir Bank 144A (a)                                                         7.451    9/14/2049            210,000         221,307
Glitnir Bank 144A (a)                                                         6.693    6/15/2016            150,000         154,856
Kaupthing Bank 144A                                                           7.125    5/19/2016            225,000         238,652
Kaupthing Bank HF 144A (a)                                                    6.070    1/15/2010            250,000         251,718

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

                  Schedule of Investments -- December 31, 2006
--------------------------------------------------------------------------------

                                                                                                          Par             Value
Security Description                                                          Rate     Maturity           Value         (Note 1A)
-----------------------------------------------------------------------------------------------------------------------------------
Yankee Bonds (continued)
MUFG Capital Financial 1 Ltd. (a)                                             6.346    3/15/2049   USD      250,000   $     253,722
National Grid PLC                                                             6.300     8/1/2016            150,000         155,353
Nordea Bank 144A (a)                                                          7.500    1/30/2007            445,000         445,619
Nordic Telecommunication Co. Holdings 144A                                    8.875     5/1/2016             90,000          96,300
Rogers Wireless, Inc.                                                         7.500    3/15/2015             45,000          48,825
Royal KPN NV                                                                  8.375    10/1/2030             80,000          91,660
Shinsei Finance Cayman Ltd 144A (a)                                           6.418    7/20/2048            200,000         199,769
SMFG Preferred Capital 144A (a)                                               6.078    7/25/2049            200,000         198,319
                                                                                                                      -------------
Total Yankee Bonds (Cost $2,683,565)                                                                                      2,748,184
                                                                                                                      -------------
U.S. Government Agency--15.2%

Agency Pass Thru Securities--9.2%
FHLMC                                                                         5.250    7/18/2011          1,415,000       1,431,935
FNMA                                                                          5.500     1/1/2034            403,041         398,933
FNMA                                                                          5.000     1/1/2021          1,800,000       1,737,562
FNMA                                                                          2.375    2/15/2007            275,000         274,089
FNMA(TBA)                                                                     5.500     1/1/2036            595,000         587,934
                                                                                                                      -------------
                                                                                                                          4,430,453
                                                                                                                      -------------
Non-Agency Pass Thru--6.0%
Bear Stearns Commercial Mortgage 2006-PW14 AB                                 5.171    12/1/2038            565,000         559,478
Bear Stearns Commercial Mortgage Securities 2006-T24 AB                       5.533   10/12/2041            525,000         531,563
Crown Castle Towers LLC, 2005-1A D 144A                                       5.612    6/15/2035            320,000         318,324
Crown Castle Towers LLC, 2006-1A 144A                                         5.772   11/15/2036            175,000         174,732
Global Signal Trust 2006-1 C                                                  5.707    2/15/2036            150,000         150,949
Global Signal Trust 2006-1 E 144A                                             6.495    2/15/2036            150,000         152,047
Global Signal Trust 2006-1 F 144A                                             7.036    2/15/2036             80,000          80,602
IMSA 2006-2 2A1 (a)                                                           5.700    8/25/2036            336,013         335,961
Morgan Stanley Capital I 2006-HQ9 A3                                          5.712    7/12/2044            215,000         219,594
Morgan Stanley Capital I 2006-HQ9 AAB                                         5.685    7/12/2044            215,000         219,693
Morgan Stanley Capital I 2006-IQ12 A1                                         5.257   12/15/2043            145,000         144,960
                                                                                                                      -------------
                                                                                                                          2,887,903
                                                                                                                      -------------
Total U.S. Government Agency (Cost $7,366,745)                                                                            7,318,356
                                                                                                                      -------------
U.S. Treasury Obligations--2.2%
U.S. Treasury Bond (b)                                                        4.500    2/15/2036            160,000         152,150
U.S. Treasury Note                                                            6.625    5/15/2007            325,000         326,815
U.S. Treasury Note                                                            4.875    5/31/2011            595,000         599,091
                                                                                                                      -------------
Total U.S. Treasury Obligations (Cost $1,067,842)                                                                         1,078,056
                                                                                                                      -------------
Foreign Denominated--40.5%

Argentina--0.4%
Republic of Argentina (a)                                                     2.000    9/30/2014   ARS      520,000         188,084
                                                                                                                      -------------
Brazil--0.8%
Republic of Brazil                                                           12.500     1/5/2016   BRL      735,000         390,738
                                                                                                                      -------------
Canada--4.1%
Canadian Government Bond                                                      5.000     6/1/2014   CAD    2,175,000       1,975,387
                                                                                                                      -------------
Euro--23.1%
Allied Irish Bank UK (a)                                                      4.781   12/10/2049   EUR      160,000         201,557
Autostrade SpA (a)                                                            4.112     6/9/2011            300,000         397,235

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

                  Schedule of Investments -- December 31, 2006
--------------------------------------------------------------------------------

                                                                                                            Par           Value
Security Description                                                           Rate    Maturity            Value        (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Euro (continued)
Barclays Bank PLC (a)                                                         4.875   12/15/2014   EUR      150,000   $     191,116
BES Finance Ltd. (a)                                                          4.500   12/16/2023             95,000         121,164
Bombardier, Inc.                                                              5.750    2/22/2008            150,000         201,686
Bundersrepublic Deutschland                                                   3.500     1/4/2016            550,000         701,196
Bundesobl Republic 13                                                         3.750     7/4/2013            855,000       1,115,537
Daimlerchrysler International Finance                                         7.000    3/21/2011            125,000         179,943
Deutsche Republic                                                             4.500     1/4/2013            170,000         230,910
Deutsche Republic                                                             3.250     7/4/2015          1,925,000       2,414,306
Deutsche Republic                                                             4.750     7/4/2034            750,000       1,094,030
Deutsche Telekom International Finance BV                                     6.625    7/11/2011            165,000         237,100
FCE Bank PLC EMTN (a)                                                         4.722    9/30/2009            505,000         652,021
Finmeccanica SpA                                                              4.875    3/24/2025            175,000         224,652
GE Capital European Funding (a)                                               3.691     5/4/2011            370,000         488,045
Holcim Finance Lux SA                                                         4.375    6/23/2010            130,000         171,882
Household Finance Corp.                                                       6.500     5/5/2009            100,000         138,751
Linde Finance BV (a)                                                          6.000    7/29/2049             30,000          40,412
MPS Capital Trust I (a)                                                       7.990     2/7/2011             60,000          88,963
National Westminster Bank PLC (a)                                             6.625    10/5/2009             70,000          97,766
Netherlands Government Bond                                                   4.000    1/15/2037            605,000         784,998
Owens-Brockway Glass Containers                                               6.750    12/1/2014             95,000         125,666
Resona Bank Ltd. 144A (a)                                                     4.125    1/10/2049            110,000         140,221
Santander Perpetual (a)                                                       4.375    9/10/2023            100,000         128,835
Sogerim                                                                       7.000    4/20/2011            185,000         268,375
Sumitomo Mitsui Banking Corp. 144A (a)                                        4.375    7/15/2049            195,000         246,783
Telefonica Europe BV                                                          5.125    2/14/2013            135,000         182,146
Telenet Communications NV 144A                                                9.000   12/15/2013             56,025          81,133
Veolia Environnement                                                          4.875    5/28/2013            135,000         181,226
                                                                                                                      -------------
                                                                                                                         11,127,655
                                                                                                                      -------------
United Kingdom--3.9%
Barclays Bank PLC (a)                                                         6.000    9/15/2026   GBP      130,000         248,563
Bat International Finance PLC                                                 6.375   12/12/2019             90,000         183,965
HBOS Capital Funding LP (a)                                                   6.461   11/30/2048             85,000         175,315
United Kingdom Gilt                                                           8.000    9/27/2013            225,000         518,412
United Kingdom Gilt                                                           4.250     6/7/2032            100,000         194,742
United Kingdom Gilt                                                           5.000     9/7/2014            300,000         593,094
                                                                                                                      -------------
                                                                                                                          1,914,091
                                                                                                                      -------------
Japan--3.5%
Citigroup, Inc.                                                               0.800   10/30/2008   JPY   40,800,000         342,228
Depfa Acs Bank                                                                1.650   12/20/2016         80,000,000         667,664
KFW International Finance                                                     1.750    3/23/2010         80,000,000         688,106
                                                                                                                      -------------
                                                                                                                          1,697,998
                                                                                                                      -------------
Mexico--0.9%
Mexican Fixed Rate Bonds                                                      8.000   12/19/2013   MXN    4,410,000         422,598
                                                                                                                      -------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

                  Schedule of Investments -- December 31, 2006
--------------------------------------------------------------------------------

                                                                                                            Par           Value
Security Description                                                           Rate    Maturity            Value        (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Poland--2.2%
Poland Government Bond                                                        6.250   10/24/2015    PLN   2,875,000   $   1,063,297
                                                                                                                      -------------
Sweden--1.6%
Swedish Government Bond                                                       3.000    7/12/2016    SEK   5,600,000         767,037
                                                                                                                      -------------
Total Foreign Denominated (Cost $18,946,066)                                                                             19,546,885
                                                                                                                      -------------
Total Bonds and Notes (Cost $42,671,095)                                                                                 43,508,947
                                                                                                                      -------------

                                                                                                           Shares
                                                                                                        -----------
CONVERTIBLE PREFERRED STOCKS--0.2%
Fannie Mae 5.375% CVT Pfd (Cost $100,000)                                                                         1          99,765
                                                                                                                      -------------

                                                                                                        Contract Size
                                                                                                        --------------
PURCHASED OPTIONS--0.2%
AUD Put/USD Call, Strike Price .754, 4/23/2007                                                              925,000           3,521
CAD Put/USD Call, Strike Price 1.127, 4/10/2007                                                             920,000          27,836
JPY Put/USD Call, Strike Price 115, 3/30/2007                                                             1,155,000          31,656
USD Put/AUD Call, Strike Price .754, 4/23/2007                                                              925,000          41,828
USD Put/JPY Call, Strike Price 115, 3/30/2007                                                             1,155,000           6,386
                                                                                                                      -------------
TOTAL PURCHASED OPTIONS (Cost $104,810)                                                                                     111,227
                                                                                                                      -------------

                                                                               Rate    Maturity          Par Value
                                                                              -----   ----------        -----------
SHORT-TERM INVESTMENTS--11.8%
Federal Agency Bonds--8.0%
FNMA Discount Note (d)                                                        5.150    1/10/2007   USD    2,400,000       2,396,223
FNMA Discount Note (d)                                                        5.140    2/20/2007          1,450,000       1,440,081
                                                                                                                      -------------
Total Federal Agency Bonds (Cost $3,835,457)                                                                              3,836,304
                                                                                                                      -------------
U.S. Treasury Bill--3.8%
U.S. Treasury Bill (d) (e)                                                    4.850     3/8/2007            150,000         148,707
U.S. Treasury Bill (d)                                                        4.810    3/22/2007          1,685,000       1,667,220
                                                                                                                      -------------
Total U.S. Treasury Bill (Cost $1,815,163)                                                                                1,815,927
                                                                                                                      -------------
Total Short Term Investments--(Cost $5,650,620)                                                                           5,652,231
                                                                                                                      -------------

                                                                                                           Shares
                                                                                                        -----------
INVESTMENT OF CASH COLLATERAL--0.9%
BlackRock Cash Strategies L.L.C (f) (Cost $411,500)                           5.320                         411,500         411,500
                                                                                                                      -------------
TOTAL UNAFFILIATED INVESTMENTS (Cost $48,938,025)                                                                        49,783,670
                                                                                                                      -------------
AFFILIATED INVESTMENTS--0.9%
Dreyfus Institutional Preferred Plus Money Market Fund (f) (g) (Cost $455,490)5.350                         455,490         455,490
                                                                                                                      -------------
TOTAL INVESTMENTS--104.2% (COST $49,393,515)                                                                             50,239,160
                                                                                                                      -------------
LIABILITIES IN EXCESS OF OTHER ASSETS (4.2%)                                                                             (2,029,326)
                                                                                                                      -------------
NET ASSETS--100%                                                                                                      $  48,209,834
                                                                                                                      =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

                  Schedule of Investments -- December 31, 2006
--------------------------------------------------------------------------------

Notes to Schedule of Investments:

144A--Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,224,902 or 10.8% of net assets.

ARS--Argentine Peso
BRL--Brazilian Real
CAD--Canadian Dollar
CVT--Convertible
EMTN--Euro Medium Term Note
EUR--Euro
FHLMC--Federal Home Loan Mortgage Company
FNMA--Federal National Mortgage Association
GBP--British Pound
JPY--Japanese Yen
MXN--Mexican New Peso
MYR--Malaysian Ringgit
PLN--Polish Zloty
REIT--Real Estate Investment Trust
SEK--Swedish Krona
TBA--To be announced
THB--Thai Baht

(a)   Variable Rate Security; rate indicated is as of December 31, 2006.

(b)   Security, or a portion thereof, was on loan at December 31, 2006.

(c) Illiquid security. At the period end, the value of these securities amounted to $803,963 or 1.7% of net assets.

(d)   Rate noted is yield to maturity.

(e)   Denotes all or part of security segregated as collateral.

(f)   Stated rate is seven-day yield for the fund at December 31, 2006.

(g)   Affiliated money market fund.

At December 31, 2006 the Portfolio held the following futures contracts:

                                                                         Underlying Face    Unrealized
Contract                                   Position   Expiration Date    Amount at Value   Gain/(Loss)
-------------------------------------------------------------------------------------------------------
U.S. 5 Year Treasury Note (6 Contracts)      Short        3/30/2007        $  635,011      $     4,624
U.S. 10 Year Treasury Note (9 Contracts)     Long         3/21/2007           975,938           (8,736)
Euro--Bobl (5 Contracts)                     Long          3/8/2007           734,807           (9,699)
Euro--Bund (8 Contracts)                     Long          3/8/2007         1,265,982          (28,782)
                                                                                           -----------
                                                                                           $   (42,593)
                                                                                           ===========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

                  Schedule of Investments -- December 31, 2006
--------------------------------------------------------------------------------

At December 31, 2006 the Portfolio held the following forward foreign currency exchange contracts:

                            Local
                          Principal     Contract        Value at           Amount     Unrealized
Contracts to Deliver       Amount      Value Date   December 31, 2006    to Receive   Gain/(Loss)
-------------------------------------------------------------------------------------------------
British Pound Sterling       975,000    3/21/2007        1,909,196        1,915,622   $     6,426
Canadian Dollar              560,000    3/21/2007          481,413          488,663         7,250
Canadian Dollar              810,000    3/21/2007          696,329          706,868        10,539
Canadian Dollar            1,520,000    3/21/2007        1,306,692        1,319,852        13,160
Czech Republic Koruna     21,410,000    3/21/2007        1,028,863        1,025,383        (3,480)
Euro                         540,000    2/28/2007          714,551          713,502        (1,049)
Euro                         570,000    3/21/2007          754,883          757,416         2,533
Euro                       2,750,000    3/21/2007        3,641,979        3,652,550        10,571
Euro                       4,658,000    3/21/2007        6,168,850        6,182,796        13,946
Euro                       2,750,000    3/21/2007        3,641,979        3,615,212       (26,767)
Euro                         730,000    2/28/2007          965,968          958,600        (7,368)
Japanese Yen              54,000,000    1/16/2007          454,806          456,827         2,021
Japanese Yen              80,600,000    3/20/2007          684,404          702,091        17,687
Japanese Yen             122,790,000    3/20/2007        1,042,654        1,059,448        16,794
Japanese Yen              20,720,000    3/20/2007          175,941          178,744         2,803
Mexican New Peso           2,110,000    3/20/2007          195,343          194,982          (361)
Swedish Krona             11,700,000    3/21/2007        1,716,326        1,718,067         1,741
Swiss Franc                  580,000    3/20/2007          479,453          489,390         9,937
Thai Baht                  8,650,000    3/21/2007          243,536          237,964        (5,572)
                                                       -----------      -----------   -----------
Total                                                  $26,303,166      $26,373,977   $    70,811
                                                       ===========      ===========   ===========

                            Local
                          Principal     Contract         Value at          Amount      Unrealized
Contracts to Receive        Amount     Value Date   December 31, 2006    to Deliver   Gain/(Loss)
-------------------------------------------------------------------------------------------------
Euro                       1,270,000    2/28/2007      $ 1,680,519      $ 1,675,384   $     5,135
Euro                       2,610,000    3/21/2007        3,456,569        3,431,889        24,680
Japanese Yen              54,000,000    1/16/2007          454,806          460,755        (5,949)
Japanese Yen              56,120,000    3/20/2007          476,535          493,306       (16,771)
Malaysian Ringit             860,000    3/21/2007          244,817          244,527           290
Norwegian Krone            2,970,000    3/21/2007          478,224          489,519       (11,295)
Philippines Peso          12,060,000    3/21/2007          245,765          245,471           294
Singapore Dollar             370,000    3/21/2007          242,380          241,751           629
South Korean Won         222,180,000    3/21/2007          239,569          243,618        (4,049)
Swedish Krona              7,010,000    3/21/2007        1,028,330        1,033,208        (4,878)
Thai Baht                  8,650,000    3/21/2007          243,536          243,470            66
                                                       -----------      -----------   -----------
Total                                                  $ 8,791,050      $ 8,802,898   $   (11,848)
                                                       ===========      ===========   ===========

The Fund held the following cross currency forward contracts at December 31, 2006:

                           Value at              In             Value at        Contract    Unrealized
Contracts to Deliver   December 31, 2006    Exchange For    December 31, 2006  Value Date      Gain
------------------------------------------------------------------------------------------------------
Euro                       $272,698        Icelandic Krona      $275,585        3/21/2007     $2,887

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

                  Schedule of Investments -- December 31, 2006
--------------------------------------------------------------------------------

At December 31, 2006, the Fund held the following open swap agreements:

                                                                                   (Pay)/                                Unrealized
Credit Default                         Reference                       Buy/Sell   Receive    Expiration    Notional    Appreciation/
Swaps Counterparty                      Entity                        Protection Fixed Rate     Date        Amount    (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Bear Stearns                        Alcoa, Inc., 6.000% due 1/15/2012     Buy      (0.415%)   6/20/2010   107,000 USD    $ (1,086)
Bear Stearns                         Alcoa, Inc., 6.500% due 6/1/2011     Buy      (0.520%)   6/20/2010   238,000 USD      (3,223)
Bear Stearns                    Conocophillips, 4.750% due 10/15/2012     Buy      (0.310%)   6/20/2010   345,000 USD      (2,363)
Bear Stearns                       Nucor Corp., 4.875% due 10/01/2012     Buy      (0.400%)   6/20/2010   162,000 USD      (1,550)
Citibank                     Altria Group Inc., 7.000%, due 11/4/2013     Buy      (0.270%)  12/20/2011   720,000 USD      (1,015)
Citibank                       Northern Tobacco, 5.000%, due 6/1/2046    Sell       1.350%   12/20/2011   360,000 USD       2,776
Citibank            Southern California Tobacco, 5.000%, due 6/1/2037    Sell       1.350%   12/20/2011   360,000 USD       2,776
JPMorgan                     Asset Backed Index, Home Equity BBB.06-1     Buy      (1.540%)   7/25/2045   720,000 USD        (842)
JPMorgan                     Asset Backed Index, Home Equity BBB.06-2    Sell       1.330%    5/25/2046   480,000 USD      (2,310)
JPMorgan                       Basell AF S.C.A., 8.375% due 8/15/2015    Sell       3.800%    6/20/2011   575,000 USD      44,855
JPMorgan           British American Tobacco PLC, 4.875% due 2/25/2009    Sell       0.425%   12/20/2010   350,000 EUR       4,075
JPMorgan                      Daimlerchrysler AG, 7.200% due 9/1/2009    Sell       0.700%   12/20/2010   350,000 EUR       4,776
JPMorgan                                        Dow Jones CDX.NA.HY.7    Sell       3.250%   12/20/2011   970,000 USD       9,464
JPMorgan                         France Telecom, 7.250% due 1/28/2013    Sell       0.660%   12/20/2015   175,000 EUR       2,075
JPMorgan             Glencore International AG, 5.375%, due 9/30/2011    Sell       1.480%   12/20/2010   350,000 EUR      13,981
JPMorgan                         ICI Wilmington, 5.625% due 12/1/2013    Sell       0.510%   12/20/2010   350,000 EUR       4,685
JPMorgan                       iTraxx Europe HiVol Series 4 Version 1     Buy      (0.700%)  12/20/2010 1,725,000 EUR     (26,593)
JPMorgan                   Kimberly-Clark Corp., 6.875% due 2/15/2014     Buy      (0.190%)  12/20/2011   925,000 USD          26
JPMorgan                  Kimberly-Clark Corp., 6.875%, due 2/15/2014     Buy      (0.190%)  12/20/2011   925,000 USD          26
JPMorgan            Linde Aktiengesellschaft BV, 6.375% due 6/14/2007    Sell       0.410%    6/20/2011 1,125,000 EUR       8,841
JPMorgan                      Telecom Italia SPA, 6.250% due 2/1/2012    Sell       0.520%   12/20/2010   350,000 EUR         879
JPMorgan                      The BOC Group PLC, 5.875% due 4/29/2009     Buy      (0.240%)   6/20/2011 1,125,000 EUR      (4,002)
JPMorgan                             Volkswagen, 4.875% due 5/22/2013    Sell       0.450%   12/20/2010   350,000 EUR       4,444
Lehman Brothers               Directv Holdings, 8.375%, due 3/15/2013     Buy      (2.350%)  12/20/2016    55,000 USD         465
Lehman Brothers               Directv Holdings, 8.375%, due 3/15/2013     Buy      (2.350%)  12/20/2016    90,000 USD         761
Lehman Brothers             Echostar DBS Corp., 6.375%, due 10/1/2011    Sell       2.250%   12/20/2016    90,000 USD      (1,951)
Lehman Brothers             Echostar DBS Corp., 6.625%, due 10/1/2014    Sell       2.200%   12/20/2016    55,000 USD      (1,382)
Morgan Stanley                V.F. Corporation, 8.500%, due 10/1/2010     Buy      (0.450%)   6/20/2011   700,000 USD      (7,232)
UBS AG                               iTraxx Europe Series 5 Version I    Sell       0.400%    6/20/2011 1,050,000 EUR       9,062
UBS AG                                                Telekom Austria
                            Aktiengesellschaft, 5.000%, due 7/22/2013     Buy      (0.450%)   9/20/2011   690,000 USD      (4,668)
UBS AG                     Wolters Kluwer N.V., 5.125%, due 1/27/2014     Buy      (0.550%)   9/20/2011   690,000 USD      (6,060)
                                                                                                                          -------
                                                                                                                          $49,690
                                                                                                                          =======

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

                  Schedule of Investments -- December 31, 2006
--------------------------------------------------------------------------------

If the portfolio is a seller of protection and a credit event occurs, as defined under terms of that particular swap agreement, the portfolio will pay the buyer of protection an amount up to the national value of the swap and in certain instances, take delivery of the security.

                                                                                                     Unrealized
Interest Rate           Floating Rate      Pay/Receive     Fixed    Expiration       Notional       Appreciation/
Swaps Counterparty          Index         Floating Rate     Rate       Date           Amount       (Depreciation)
-----------------------------------------------------------------------------------------------------------------
Bear Stearns            USD--LIBOR--BBA         Pay       3.9070%   11/19/2009       150,000 USD     $  (5,037)
JPMorgan                JPY--LIBOR--BBA         Pay       2.5300%    7/28/2026   101,000,000 JPY        43,721
JPMorgan                JPY--LIBOR--BBA         Pay       1.3150%    10/4/2011   235,000,000 JPY         1,217
JPMorgan                MYR--ABS--MYR01         Pay       4.1600%   10/31/2011       838,925 MYR         1,986
JPMorgan             THB-TBHFIX-Reuters         Pay       5.1800%    11/2/2011     8,464,000 THB        (1,009)
UBS AG                  JPY--LIBOR--BBA         Pay       0.8775%    5/11/2008   798,000,000 JPY         8,947
UBS AG                  JPY--LIBOR--BBA         Pay       2.5125%     6/6/2026   159,000,000 JPY        55,163
UBS AG                SEK--STIBOR--SIDE         Pay       4.2900%    6/27/2016    13,160,000 SEK        52,829
UBS AG                SEK--STIBOR--SIDE     Receive       3.0600%    6/27/2007   133,390,000 SEK      (266,898)
                                                                                                     ---------
                                                                                                     $(109,081)
                                                                                                     =========

                                                  Percentage of
                  Country Allocation               Investments
                  ---------------------------------------------
                  U.S.                                 54.4%
                  Germany                              12.0
                  U.K.                                 6.0
                  Japan                                6.0
                  Canada                               4.3
                  Poland                               3.0
                  Netherlands                          1.8
                  Sweden                               1.7
                  Iceland                              1.7
                  Egypt                                1.6
                  Italy                                1.2
                  Spain                                1.0
                  Argentina                            1.0
                  France                               0.9
                  Mexico                               0.8
                  Brazil                               0.8
                  Switzerland                          0.6
                  Ireland                              0.4
                  Peru                                 0.4
                  Belgium                              0.2
                  Portugal                             0.2
                                                     -----
                                                     100.0%

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

                       Statement of Assets and Liabilities
                                December 31, 2006
--------------------------------------------------------------------------------

Assets
   Investments in securities (including securities on loan, valued at $396,713
     (Note 6))
      Unaffiliated issuers, at value (Note 1A) (cost $48,938,025)                              $49,783,670
      Affiliated issuers, at value (Note 1A) (cost $455,490) (Note 1H)                             455,490
   Cash                                                                                             15,004
   Foreign currency (cost $186,275)                                                                185,915
   Unrealized appreciation on forward foreign currency exchange contracts,
     at value (Note 5)                                                                             149,389
   Interest receivable                                                                             617,950
   Receivable from brokers (Note 6)                                                                 15,327
   Swap premium paid                                                                                14,505
   Unrealized appreciation on swap contracts, at value (Note 5)                                    227,830
   Prepaid expenses                                                                                    933
                                                                                               -----------
      Total assets                                                                              51,466,013

Liabilities
   Payable for investments purchased                                             $ 2,355,669
   Collateral for securities on loan (Note 6)                                        411,500
   Unrealized depreciation on forward foreign currency exchange contracts,
     at value (Note 5)                                                                87,539
   Unrealized depreciation on swap contracts, at value (Note 5)                      337,221
   Payable for variation margin on open futures contracts (Note 5)                     1,326
   Accrued professional fees                                                          15,626
   Accrued accounting, administration, and custody fees (Note 2)                      18,051
   Accrued trustees' fees and expenses (Note 2)                                        1,917
   Other accrued expenses and liabilities                                             27,330
                                                                                 -----------
      Total liabilities                                                                          3,256,179
                                                                                               -----------
Net Assets (applicable to investors' beneficial interest)                                      $48,209,834
                                                                                               ===========

                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

                             Statement of Operations
                      For the Year Ended December 31, 2006
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Interest income                                                                             $ 2,506,043
   Dividend income from affiliated investments (Note 1H)                                           160,064
   Security lending income                                                                           8,017
   Dividend income (net of foreign withholding tax of $1,606)                                        4,769
                                                                                               -----------
                                                                                                 2,678,893

Expenses
   Investment advisory fee (Note 2)                                              $   241,877
   Accounting, administration and custody fees (Note 2)                              104,056
   Professional fees                                                                  49,638
   Trustees' fees and expenses (Note 2)                                                7,229
   Insurance expense                                                                   6,483
   Miscellaneous expenses                                                              5,318
                                                                                 -----------
      Total expenses                                                                 414,601
   Deduct:
   Waiver of investment advisory fee (Note 2)                                        (23,303)
                                                                                 -----------
      Net expenses                                                                                 391,298
                                                                                               -----------
         Net investment income                                                                   2,287,595
                                                                                               -----------
Realized and Unrealized Gain (Loss)
   Net realized gain (loss) on:
      Investments                                                                    286,425
      Financial futures transactions                                                  63,472
      Written options transactions                                                    82,922
      Foreign currency transactions and forward foreign currency exchange
        transactions                                                                (452,724)
      Swap transactions                                                             (927,110)
                                                                                 -----------
         Net realized gain (loss)                                                                 (947,015)
   Change in unrealized appreciation (depreciation)
      Investments                                                                  1,785,744
      Financial futures contracts                                                    (13,123)
      Written options contracts                                                      (42,400)
      Foreign currency translation and forward foreign currency exchange
        contracts                                                                   (534,585)
      Swap contracts                                                                 (54,109)
                                                                                 -----------
         Change in net unrealized appreciation (depreciation)                                    1,141,527
                                                                                               -----------
            Net realized and unrealized gain (loss)                                                194,512
                                                                                               -----------
Net (Decrease) in Net Assets from Operations                                                   $ 2,482,107
                                                                                               ===========

                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                      For the             For the
                                                                                     Year Ended          Year Ended
                                                                                 December 31, 2006   December 31, 2005
                                                                                 -----------------   -----------------
Increase (Decrease) in Net Assets

From Operations
   Net investment income                                                            $  2,287,595        $  2,716,028
   Net realized gain (loss)                                                             (947,015)          6,183,847
   Change in net unrealized appreciation (depreciation)                                1,141,527          (6,327,067)
                                                                                    ------------        ------------
   Net increase (decrease) in net assets from investment operations                    2,482,107           2,572,808
                                                                                    ------------        ------------

Capital Transactions
   Contributions                                                                       3,466,361           7,042,475
   Withdrawals                                                                       (28,847,433)        (11,579,112)
                                                                                    ------------        ------------
   Net increase (decrease) in net assets from capital transactions                   (25,381,072)         (4,536,637)
                                                                                    ------------        ------------

Total Increase (Decrease) in Net Assets                                              (22,898,965)         (1,963,829)

Net Assets
   At beginning of year                                                               71,108,799          73,072,628
                                                                                    ------------        ------------
   At end of year                                                                   $ 48,209,834        $ 71,108,799
                                                                                    ============        ============

                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                          Year Ended December 31,
                                                         -------------------------------------------------
                                                           2006      2005      2004      2003       2002
                                                         -------   -------   -------   --------   --------
Total Return (a)                                            5.09%     3.64%     5.00%      6.40%      6.98%
Ratios/Supplemental data:
   Expenses (to average daily net assets)                   0.65%     0.65%     0.63%      0.63%      0.56%
   Net Investment Income (to average daily net assets)      3.79%     3.75%     3.89%      3.75%      4.47%
   Portfolio Turnover: (b)
      Inclusive                                              152%      181%      166%       222%       205%
      Exclusive                                              122%      167%      130%        --         --
   Net Assets, End of Period (000's omitted)             $48,210   $71,109   $73,073   $153,572   $164,590

----------
* For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

      Ratios (to average daily net assets):

         Expenses (to average daily net assets)             0.69%     0.65%       NA         NA         NA
         Net investment income                              3.75%     3.74%       NA         NA         NA

(a) Total return for the Portfolio has been calculated based on the total return for the invested Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements.

(b) Beginning in 2004, the portfolio turnover ratio is presented inclusive and exclusive of the effect of rolling forward purchase commitments.

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                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Global Fixed Income Portfolio (the "Portfolio") is a separate non-diversified investment series of the Portfolio Trust.

      The objective of the Portfolio is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar and non-U.S. dollar denominated fixed income securities of governments and companies located in various countries, including emerging markets.

      At December 31, 2006 there was one fund, Standish Mellon Global Fixed Income Fund (the "Fund"), invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at December 31, 2006 was 100%.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers, including counterparties, or pricing services.

      Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and then is valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Securities transactions and income

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of coupon interest earned, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities and short-term securities with greater than sixty days to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

      The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

      C. Income taxes

      The Portfolio is treated as a disregarded entity for federal tax purposes. No provision is made by the Portfolio for federal or state income taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since the Portfolio's investor is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue
      Code) in order for its investors to satisfy them.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

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                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      D. Foreign currency transactions

      The Portfolio maintains its books and records in U.S. dollars. Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      E. Foreign Investment risk

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      F. Commitments and contingencies

      In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

      G. Expenses

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among funds of the Trust or portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

      H. Affiliated issuers

      Affiliated issuers are investment companies advised by Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

      I. New Accounting Requirements

      In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

      In addition, on September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

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                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(2)   Investment Advisory Fee and Other Transactions with Affiliates:

      The investment advisory fee paid to Standish Mellon for overall investment advisory, administrative services, and general office facilities is paid monthly at the annual rate of 0.40% of the Portfolio's average daily net assets. Standish Mellon voluntarily agreed to limit the total operating expenses of the Fund and it's pro rata share of the Portfolio expenses (excluding commissions, taxes and extraordinary expenses) to 0.65% of the Fund's average daily net assets. Pursuant to this agreement, for the year ended December 31, 2006, Standish Mellon voluntarily waived a portion of its investment advisory fee in the amount of $23,303. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      On December 4, 2006, Mellon Financial Corporation ("MFC") and The Bank of New York Company, Inc. ("BNY") announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Standish Mellon would become an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY's and MFC's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, MFC and BNY expect the transaction to be completed in the third quarter of 2007.

      The Portfolio Trust has entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide custody, administration and fund accounting services for the Portfolio. For these services the Portfolio pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement the Portfolio was charged $104,056 during the year ended December 31, 2006.

      The Portfolio Trust also entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Portfolio's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon Bank earned $3,437 for the year ended December 31, 2006. See Note 6 for further details.

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's and Portfolio Trust's Chief Compliance Officer. No other director, officer or employee of Standish Mellon or its affiliates received any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the Trust or the Portfolio Trust. The Fund and Portfolio Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates (the "Independent Trustees") an annual fee and the Portfolio Trust pays each Independent Trustee a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the counsel to the Independent Trustees.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2006 were as follows:

                                                    Purchases          Sales
                                                  ------------     ------------
      U.S. Government Securities                  $ 61,017,005     $ 78,731,902
                                                  ============     ============
      Non-U.S. Government Securities              $ 21,808,895     $ 28,829,267
                                                  ============     ============

(4)   Federal Taxes:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2006, as computed on a federal income tax basis, were as follows:

             Aggregate cost                       $ 49,452,390
                                                  ============
             Gross unrealized appreciation           1,109,363
             Gross unrealized depreciation            (322,593)
                                                  ------------
             Net unrealized appreciation
                (depreciation)                    $    786,770
                                                  ============

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                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(5)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

      The Portfolio may trade the following financial instruments with off-balance sheet risk:

      Options

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased option is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at year end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract, or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers, including counterparties.

      For the year ended December 31, 2006, the Portfolio transactions in options were as follows:

                                               Number of
            Written Put Option Transactions    Contracts    Premiums
                                               ---------    --------
            Outstanding, beginning of period           3    $ 45,440
            Options written                            6      11,629
            Options expired                           (8)    (43,366)
            Options closed                            (1)    (13,703)
                                               ---------    --------
            Outstanding, end of period                --    $     --
                                               =========    ========

                                               Number of
            Written Call Option Transactions   Contracts    Premiums
                                               ---------    --------
            Outstanding, beginning of period           1    $  6,958
            Options written                            3      29,084
            Options expired                           (3)    (31,418)
            Options closed                            (1)     (4,624)
                                               ---------    --------
            Outstanding, end of period                --    $     --
                                               =========    ========

      At December 31, 2006, the Portfolio had no written options outstanding.

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                   Mellon Institutional Funds Master Portfolio
                 Standish Mellon Global Fixed Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      Forward currency exchange contracts

      The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At December 31, 2006, the Portfolio held forward currency exchange contracts. See the Schedule of Investments for further details.

      Futures contracts

      The Portfolio may enter into financial futures contracts for the purchase or sale of securities, or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized appreciation or depreciation by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may also arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At December 31, 2006, the Portfolio held open financial futures contracts. See the Schedule of Investments for further details.

      Swap agreements

      The Portfolio may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, credit default and total return swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the portfolio will receive a payment from or make a payment to the counterparty. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement. The Portfolio earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations, which may be furnished by a pricing service or dealers in such securities, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and differences could be material. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. Payments received or made from credit default swaps at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements, if any, are included as part of realized gain and loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

      At December 31, 2006, the Portfolio held open swap agreements. See the Schedule of Investments for further details.

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                   Mellon Institutional Funds Master Portfolio
                 Standish Mellon Global Fixed Income Portfolio

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(6)   Security Lending:

      The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

      The Portfolio loaned securities during the year ended December 31, 2006 and earned interest on the invested collateral of $458,351 of which, $450,334 was rebated to borrowers or paid in fees. At December 31, 2006, the Portfolio had securities valued at $396,713 on loan. See the Schedule of Investments for further detail on the security positions on loan and collateral held.

(7)   Delayed Delivery Transactions:

      The Portfolio may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Portfolio instructs its custodian to segregate securities having value at least equal to the amount of the purchase commitment.

      The Portfolio may enter into to be announced (TBA) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Portfolio holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

      The Portfolio may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

      At December 31, 2006, the Portfolio held delayed delivery securities. See the Schedule of Investments for further details.

(8)   Line of Credit:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating portfolios/funds at the end of each quarter. The Fund/Portfolio also pays an annual renewal fee, computed at a rate of 0.020 of 1% of the committed amount and allocated ratably to the participating funds/portfolios. For the year ended December 31, 2006, the expense allocated to the Portfolio was $613. The facility fee and interest expense are included in miscellaneous expenses on the statement of operations.

      For the year ended December 31, 2006, the Portfolio had average borrowings outstanding of $1,577,250 for a total of four days and incurred $1,030 of interest expense. At December 31, 2006 the Fund had no borrowings outstanding.

                   Mellon Institutional Funds Master Portfolio
                 Standish Mellon Global Fixed Income Portfolio

            Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of the Mellon Institutional Funds Master Portfolio and Investors of Standish Mellon Global Fixed Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Global Fixed Income Portfolio (the "Portfolio") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 1, 2007

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                   Mellon Institutional Funds Master Portfolio
                 Standish Mellon Global Fixed Income Portfolio

     Factors Considered by Mellon Trustees in Approving Advisory Agreements
                                  (Unaudited)
--------------------------------------------------------------------------------

      The 1940 Act requires that the Board of Trustees, including a majority of its Trustees who are not affiliated with the fund's investment adviser or underwriter (the "Independent Trustees") voting separately, approve the fund's advisory agreement and the related fees on an annual basis. The Fund is not a party to an investment advisory agreement directly with any investment adviser and does not invest directly in portfolio securities. Instead, the Fund invests all of its investable assets in the Standish Mellon Global Fixed Income Portfolio (the "Portfolio"), which is managed by Standish Mellon Asset Management Company LLC ("Standish Mellon"). The Fund's Board of Trustees determines annually whether the Fund should continue to invest in the Portfolio. The members of the Fund's Board of Trustees also serve as the Board of Trustees of the Portfolio. In that capacity, they consider annually whether to continue the investment advisory agreement between the Portfolio and Standish Mellon. In their most recent deliberations concerning their decision to approve the continuation of the investment advisory agreement, the Board of Trustees conducted the review and made the determinations that are described below. In conducting this review and in making such determinations, the Independent Trustees received from the Portfolio's investment adviser, Standish Mellon (the "Adviser") a broad range of information in response to a written request prepared on their behalf by their own legal counsel. The Independent Trustees met alone in a private session with their legal counsel on September 28, 2006 to review these materials and to discuss the proposed continuation of the Fund's advisory agreement. Representatives of the Adviser attended a portion of the September meeting to provide an overview of its organization, personnel, resources and strategic plans, and to respond to questions and comments arising from the Independent Trustees' review of the materials and their deliberations. The entire Board then met on October 17, 2006.

      The information requested by the Independent Trustees and reviewed by the entire Board included:

      (i) Financial and Economic Data: The Adviser's balance sheet and income statements, as well as a profitability analysis of the Adviser, including a separate presentation of the Adviser's profitability relative to that of several publicly traded investment advisers;

      (ii) Management Teams and Operations: The Adviser's Form ADV, as well as information concerning the Adviser's executive management, portfolio management, client service personnel and overall organizational structure, insurance coverage, brokerage and soft dollar policies and practices;

      (iii) Comparative Performance and Fees: Analyses prepared by Lipper Analytical Services ("Lipper") regarding the Fund's historical performance, management fee and expense ratio compared to other funds, and the Adviser's separate account advisory fee schedules;

      (iv) Specific Facts Relating to the Fund: The Adviser's commentary on the Fund's performance (rather than the Portfolio alone), and any material portfolio manager and strategy changes that may have affected the Fund in the prior year, as well as the Fund's "fact sheets" prepared by the Adviser providing salient data about the Fund and Portfolio, including the Portfolio's holdings, strategies, recent market conditions and outlook, as well as the Adviser's views concerning the issues of breakpoints in the management fee schedule of the Portfolio and potential economies of scale; and

      (v) Other Benefits: The benefits flowing to Mellon Financial Corporation ("Mellon") and its affiliates in the form of fees for transfer agency, custody, administration and securities lending services provided to the Funds by affiliates of Mellon.

      In considering the continuation of the Portfolio's advisory agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Trustees determined that the terms and conditions of the advisory agreement and the compensation to the Adviser provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Trustees' determination are described below.

      Nature, Extent and Quality of Services

      The Board considered the nature, scope and quality of the overall services provided to the Portfolio by the Adviser. In their deliberations as to the continuation of the advisory agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund's shareholders have chosen to entrust the Adviser, under the supervision of the Board, to manage the portion of their assets invested in the Fund.

      Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services provided by the Adviser. The Board determined that the services provided were of high quality and at least commensurate with industry standards.

      The Trustees reviewed the background and experience of the Portfolio's two portfolio managers and also met with senior management of the Adviser to receive an overview of its organization, personnel, resources and strategic plans. Among other things, the Trustees considered the size, education and experience of the Adviser's investment staff, technological infrastructure and overall responsiveness to changes in market conditions.

      The Board determined that the Adviser had the expertise and resources to manage the Portfolio effectively.

                   Mellon Institutional Funds Master Portfolio
                 Standish Mellon Global Fixed Income Portfolio

     Factors Considered by Mellon Trustees in Approving Advisory Agreements
                                   (Unaudited)
--------------------------------------------------------------------------------

      Investment Performance

      The Board considered the investment performance of the Fund (rather than the Portfolio alone) against a peer group of investment companies selected by the Adviser with input from the Trustees. The Board also compared the Fund's investment performance against the average performance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund's performance rankings against that universe. In addition to the information received by the Board at the September 28, 2006 Board meeting, the Trustees received similar detailed comparative performance information for the Fund at each regular Board meeting during the year.

      The Board considered the Fund's performance for the one-, three- and five-year periods ended July 31, 2006 based on the Lipper materials provided to the Board at the September 28, 2006 meeting. The Board found that the Fund outperformed its peer group average returns for the one-year period (2.43% vs. 2.08%), but underperformed its peer group average returns for the three-year period (4.24% vs. 5.36%) and five-year period (4.87% vs. 7.06%).

      Advisory Fee and Other Expenses

      The Board considered the advisory fee rate paid by the Portfolio to the Adviser. The Lipper data presenting the Portfolio's "net management fees" included fees paid by the Portfolio, as calculated by Lipper, for administrative services provided by Mellon Bank, N.A., the Portfolio's custodian. Such reporting was necessary, according to Lipper, to allow the Board to compare the Portfolio's advisory fees to those peers that include administrative fees within a blended advisory fee.

      The Portfolio's contractual advisory fee was 0.40%, in the 1st (best) quintile of its peer group of funds, the median fee of which was 0.57%. The Portfolio's net management fee, after giving effect to expense limitations, was 0.455% (which included 0.175% in administrative services fees under Lipper's calculation methodology), below the peer group median net advisory fee of 0.497%. Based on the Lipper data, as well as other factors discussed at the September 28, 2006 meeting, the Board determined that the Portfolio's advisory fee is reasonable relative with and without giving effect to expense limitations.

      The Board also compared the fees payable by the Portfolio relative to those payable by separate account clients of the Adviser. Based on the additional scope and complexity of the services provided and responsibilities assumed by the Adviser with respect to the Portfolio relative to these other types of clients, the Board concluded that the fees payable under the advisory agreement were reasonable relative to the nature and quality of the services provided.

      The Board also considered the Fund's (rather than solely the Portfolio's) expense ratio and compared it to that of its peer group of similar funds. The Board found that the actual net expense ratio of 0.651% (after giving effect to expense limitations) was lower than the median net expense ratio of the peer group of 0.932% notwithstanding the fact that most of the other funds in the peer group were larger than the Fund.

      The Adviser's Profitability

      The Board considered the Adviser's profitability in managing the Portfolio and Fund and the Mellon Institutional Funds as a group, as well as the methodology used to compute such profitability, and the various direct and indirect expenses incurred by the Adviser or its affiliated investment adviser, The Boston Company Asset Management, LLC ("TBCAM") in managing the Portfolio and other funds in the Mellon Institutional Funds family of funds. The Independent Trustees had observed that the Adviser, based on the profitability information submitted to them by the Adviser, incurred losses in managing all but one of the investment companies in the Mellon Institutional Funds family of funds, including the Portfolio and Fund. The Trustees observed that the Adviser had incurred losses in operating the Portfolio and Fund in both 2004 and 2005.

      Economies of Scale

      The Board also considered the extent to which economies of scale might be realized as the Portfolio and Fund grow. They observed that the Standish Mellon Fixed Income Portfolio and The Boston Company International Core Equity Portfolio, two of the largest funds in the complex, already had breakpoints in their fee arrangements that reflected economies resulting from their size. The Board also noted that at the March 7, 2006 meeting, management had presented a Breakpoint Discussion Memorandum that had proposed a framework for future breakpoints. The Board concluded that, at existing asset levels and considering current assets growth projections, the implementation of additional fee breakpoints or other fee reductions was not necessary at this time.

                   Mellon Institutional Funds Master Portfolio
                 Standish Mellon Global Fixed Income Portfolio

     Factors Considered by Mellon Trustees in Approving Advisory Agreements
                                   (Unaudited)
--------------------------------------------------------------------------------

      Other Benefits

      The Board also considered the additional benefits flowing to Mellon as a result of its relationship with the Mellon Institutional Funds as a group, including revenues received by Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds. In each case, such affiliates were selected by the Board on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors.

      The Board considered the fact that Mellon operates businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to Mellon and its affiliates by virtue of its relationship with the Funds and the Mellon Institutional Funds as a group.

                                      * * *

      The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Portfolio's advisory agreement and the compensation to the Adviser provided therein are fair and reasonable and, thus, in approving the continuation of the agreement for a one-year period.

Trustees and Officers (Unaudited)

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended December 31, 2006. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                  Number of                       Trustee
                                             Term of           Principal        Portfolios in     Other         Remuneration
Name                                         Office          Occupation(s)      Fund Complex   Directorships   (period ended
Address, and               Position(s)    and Length of       During Past        Overseen by     Held by        December 31,
Date of Birth            Held with Trust   Time Served          5 Years            Trustee       Trustee           2006)
-------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming            Trustee      Trustee        Chairman Emeritus,          30            None            Fund: $  500
c/o Decision Resources,                   since          Decision Resources,                                  Portfolio: $1,523
Inc.                                      11/3/1986      Inc. ("DRI")
260 Charles Street                                       (biotechnology
Waltham, MA 02453                                        research and
9/30/40                                                  consulting firm);
                                                         formerly Chairman of
                                                         the Board and Chief
                                                         Executive Officer,
                                                         DRI

Caleb Loring III             Trustee      Trustee        Trustee, Essex              30            None            Fund: $  500
c/o Essex Street                          since          Street Associates                                    Portfolio: $1,633
Associates                                11/3/1986      (family investment
P.O. Box 5600                                            trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman         Trustee      Trustee        William Joseph              30            None            Fund: $  500
c/o Harvard University                    since          Maier, Professor of                                  Portfolio: $1,523
Littauer Center 127                       9/13/1989      Political Economy,
Cambridge, MA 02138                                      Harvard University
8/5/44

John H. Hewitt               Trustee      Trustee        Trustee, Mertens            30            None            Fund: $  500
P.O. Box 2333                             since          House, Inc. (hospice)                                Portfolio: $1,523
New London, NH 03257                      11/3/1986
4/11/35

Interested Trustees

Patrick J. Sheppard          Trustee,     Since 2003     President and Chief         30            None                  $    0
The Boston Company        President and                  Operating Officer of
Asset Management, LLC    Chief Executive                 The Boston Company
One Boston Place             Officer                     Asset Management,
Boston, MA 02108                                         LLC; formerly Senior
7/24/65                                                  Vice President and
                                                         Chief Operating
                                                         Officer, Mellon
                                                         Asset Management
                                                         ("MAM") and Vice
                                                         President and Chief
                                                         Financial Officer,
                                                         MAM

Principal Officers who are Not Trustees

Name                                        Term of Office
Address, and                Position(s)      and Length of            Principal Occupation(s)
Date of Birth             Held with Trust     Time Served              During Past 5 Years
-------------------------------------------------------------------------------------------------------
Barbara A. McCann          Vice President   Since 2003       Senior Vice President and Head of
Mellon Asset Management    and Secretary                     Operations, Mellon Asset Management
One Boston Place                                             ("MAM"); formerly First Vice President,
Boston, MA 02108                                             MAM and Mellon Global Investments
2/20/61

Steven M. Anderson         Vice President   Vice             Vice President and Mutual Funds
Mellon Asset Management    and Treasurer    President        Controller, Mellon Asset Management;
One Boston Place                            since 1999;      formerly Assistant Vice President and
Boston, MA 02108                            Treasurer        Mutual Funds Controller, Standish Mellon
7/14/65                                     since 2002       Asset Management Company, LLC

Denise B. Kneeland         Assistant Vice   Since 1996       First Vice President and Manager, Mutual
Mellon Asset Management      President                       Funds Operations, Mellon Asset
One Boston Place                                             Management; formerly Vice President and
Boston, MA 02108                                             Manager, Mutual Fund Operations, Standish
8/19/51                                                      Mellon Asset Management Company, LLC

Mary T. Lomasney               Chief        Since 2005       First Vice President, Mellon Asset
Mellon Asset Management     Compliance                       Management and Chief Compliance Officer,
One Boston Place              Officer                        Mellon Funds Distributor, L.P. and Mellon
Boston, MA 02108                                             Optima L/S Strategy Fund, LLC; formerly
4/8/57                                                       Director, Blackrock, Inc., Senior Vice
                                                             President, State Street Research &
                                                             Management Company ("SSRM"), and Vice
                                                             President, SSRM

                       THIS PAGE INTENTIONALLY LEFT BLANK

                          [LOGO]  Mellon
                                  --------------------------
                                  Mellon Institutional Funds

                                  One Boston Place
                                  Boston, MA 02108-4408
                                  800.221.4795
                                  www.melloninstitutionalfunds.com

                                                                      6934AR1206

                                                                   [MELLON LOGO]
                                                      MELLON INSTITUTIONAL FUNDS

ANNUAL REPORT                       STANDISH MELLON
                                    HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2006

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[MELLON LOGO]
MELLON INSTITUTIONAL FUNDS

February 2007

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2006.

Financial markets showed substantial resilience in 2006, shrugging off concerns that the slowdown in the housing market could drag the rest of the economy into recession. The U.S. Federal Reserve (Fed) paused in its tightening cycle in August, after 17 rate hikes since June 2004, as the Fed became convinced that inflationary forces, and expectations, were under control. Perhaps the most notable feature of this cycle is that the housing bubble is bursting at a time when rates are not high. In previous cycles, housing market declines typically follow a period of Fed tightenings that drive rates to extreme levels, choking off credit, including mortgage financing. In this environment, credit for housing and other sectors remains plentiful, with the housing pullback largely a function of prices soaring beyond affordable levels for many prospective buyers.

The stock market climbed the proverbial "wall of worry" during 2006, with the S&P 500 hitting new highs and providing a gain of 15.8%, including an 8.8% advance in the fourth quarter. With U.S. monetary policy moderating, energy prices in a swoon and the inflation threat receding, investors clearly feel that the case for a soft landing is being reinforced.

In the bond markets, short-term rates advanced steadily, for the most part, in cadence with the Fed's rate increases, with the 6-month Treasury bill ending the year at 4.9%, up about 70 basis points. Rates on longerterm bonds increased to a lesser degree, with the 10-year Treasury note ending about 30 basis points higher at 4.7%. This produced an inverted yield curve, which is often a leading indicator of recession.

Going forward, there is still much debate over the impact of the housing downturn on the overall economy. We believe that the housing market is in for prolonged weakness, because rates are already at relatively modest levels. Thus, the boost provided by lower mortgage rates in the future is likely to be smaller for housing than in it has been in previous cycles. However, there are other bullish factors that should mitigate the drag of the housing market. As noted, liquidity remains plentiful, and corporations are flush with cash. Spreads of high yield bonds above Treasuries remain tight - an indicator that credit is still available for riskier borrowers. High yield spreads tend to widen when the market perceives a recession is likely.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard
President and CEO
Mellon Institutional Funds

                    One Boston Place - Boston, MA 02108-4402
                       A Mellon Asset Management Company

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                      STANDISH MELLON HIGH YIELD BOND FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

MARKET ENVIRONMENT

For 2006, the Standish Mellon High Yield Bond Fund (Fund) returned 8.22% as compared to the 10.76% return of its benchmark, the Merrill Lynch High Yield Master II Constrained Index. Equity markets were up solidly for the year both in the U.S. and around the world. Liquidity was extremely strong and riskier assets prevailed in 2006.

In 2006, the top performing industries included two of last year's laggards. The automotive industry was up 39.80% in the Constrained benchmark index for the year. The "fallen angel" automakers, which underperformed in 2005, rallied as the companies secured financing, enhancing liquidity. Although market shares and fundamentals stayed weak, the lower probability of near-term defaults led to strong price performance in industry bonds. The fixed-line telecommunications industry was a top performer in the benchmark, up 25.19% for the year, as Qwest and other companies got their financial houses in order. Airlines had the third best return on an industry basis at 22.85%, as the industry recovered with rationalized capacity and additional pricing power. The airline industry had the second lowest return of the benchmark index in 2005. Liquidity was strong and performance was positive for the benchmark across all industries, except for beverage, which was down 1.04%. Non-electric utilities and health services were the second and third laggard industries, but still posted returns of 4.49% and 4.79%, respectively.

From a quality perspective, lower rated/higher risk securities had the best performance over the year period. The distressed segment of the high yield market (defined as issuers trading at greater than 10% over Treasury rates), was the clear outperformer for the year, generating a 42.80% rate of return. CCC's had a total return of 16.97% in the benchmark Constrained Index, B's returned 10.86% and BB's, the highest rated portion of the high yield market, returned 7.82%. Liquidity was strong in 2006, with an abundant supply of capital chasing return. A combination of this liquidity and relatively strong balance sheets kept defaults at an all-time low, as defaults in the U.S. debt markets ended the year below 2%. However, the availability of capital led to continued increases in leveraged buyouts, which typically hurt bondholders' returns.

PORTFOLIO STRATEGY REVIEW AND RESULTS

Performance of the Fund in 2006 was hurt by its underweight position relative to its benchmark index in the automotive industry, cable industry, and the higher quality bias of the benchmark's holdings. Our industry positioning of the Fund was defensive in the face of an environment where risk taking was better rewarded. As default risks were lessened due to strong liquidity, distressed and lower-rated securities had strong performance. We misjudged the timing of the turn of the credit cycle in high yield bonds.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                      STANDISH MELLON HIGH YIELD BOND FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

INVESTMENT OUTLOOK

We enter 2007 with spreads at historical tight levels. In our view, new issuance credit quality has been weak. With more private leveraged buyout deals in the pipeline, we believe issuance patterns will likely continue to be skewed to the negative. In our view, at some point in the cycle, less liquidity in the market, an event typically driven by weaker fundamentals and then higher defaults, will drive spreads wider. The key is timing. We believe we have seen the peak in credit improvement in 2006, but current liquidity and the thirst for yield could keep demand strong for high yield bonds. Our strategy for 2007 includes the need to focus on security selection opportunities to allow incremental yield in the portfolio, while continuing to maintain a higher quality bias.

David Bowser                            Kent J. Wosepka
Portfolio Manager                       Senior Portfolio Manager
Standish Mellon Asset                   Standish Mellon Asset
  Management Company LLC                  Management Company LLC

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                      STANDISH MELLON HIGH YIELD BOND FUND

  COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN STANDISH MELLON HIGH YIELD BOND FUND AND THE MERRILL LYNCH HIGH YIELD MASTER II CONSTRAINED INDEX

                                  [LINE GRAPH]

                                         Merrill Lynch U.S. High
                Standish Mellon       Yield Master II Constrained
 PERIOD      High Yield Bond Fund               Index *


 6/2/97             100,000                     100,000
12/31/97            106,200                     108,318
12/31/98            107,121                     111,508
12/31/99            109,477                     114,219
12/31/00            112,586                     108,286
12/31/01            114,294                     113,140
12/31/02            119,665                     112,541
12/31/03            145,706                     144,018
12/31/04            159,733                     159,675
12/31/05            165,637                     164,111
12/31/06            179,255                     181,756

                          AVERAGE ANNUAL TOTAL RETURNS
                          (FOR PERIOD ENDED 12/31/2006)

                                                     SINCE
                                                   INCEPTION
1 Year           3 Years        5 Years             6/2/1997
------           -------        -------            ---------
8.22%             7.13%          9.42%               6.28%

* Source: Bloomberg Inc.

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund' dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the funds total return will be will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                      STANDISH MELLON HIGH YIELD BOND FUND

                     SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                         EXPENSES PAID
                                               BEGINNING               ENDING            DURING PERIOD+
                                             ACCOUNT VALUE          ACCOUNT VALUE       JULY 1, 2006 TO
                                              JULY 1, 2006        DECEMBER 31, 2006    DECEMBER 31, 2006
                                             -------------        -----------------    -----------------
Actual                                       $   1,000.00           $   1,069.30           $   2.61
Hypothetical (5% return
  per year before expenses)                  $   1,000.00           $   1,022.68           $   2.55

------------------
+ Expenses are equal to the Fund's annualized expense ratio of 0.50%, multiplied by the account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example reflects the combined expenses of the Fund and the master portfolio in which it invests all its assets.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                      STANDISH MELLON HIGH YIELD BOND FUND

            PORTFOLIO INFORMATION AS OF DECEMBER 31, 2006 (UNAUDITED)

The Standish Mellon High Yield Bond Fund invests all of its investable assets in an interest of the Standish Mellon High Yield Bond Portfolio (See Note 1 of the Fund's Notes to Financial Statements). The Portfolio is actively managed. Current holdings may be different than those presented below.

SUMMARY OF COMBINED RATINGS

                              Percentage of
Quality Breakdown              Investments
-----------------             ------------
AAA and higher                    3.1%
AA                                0.2
A                                 0.6
BBB                               9.0
BB                               49.1
B                                35.7
CCC and lower                     2.3
                                -----
  TOTAL                         100.0%

Based on ratings from Standard & Poor's and/or Moody's Investors services. If a security receives split (different) ratings from multiple rating organizations, the Portfolio treats the security as being rated in the higher rating category.

                                                                             PERCENTAGE OF
TOP TEN HOLDINGS*                                  RATE        MATURITY       INVESTMENTS
-----------------                                  -----      ----------     -------------
Chevy Chase Bank FSB                               6.875%      12/1/2013          1.6%
Windstream Corp. 144A                              8.125        8/1/2013          1.4
FCE Bank PLC EMTN                                  4.722       9/30/2009          1.3
Allied Waste North America                         6.375       4/15/2011          1.3
AES Corp. 144A                                     8.750       5/15/2013          1.1
Crown Americas Inc.                                7.625      11/15/2013          1.1
Ball Corp.                                         6.875      12/15/2012          1.0
Terex Corp.                                        7.375       1/15/2014          1.0
Sierra Pacific Resources                           8.625       3/15/2014          0.9
INVISTA 144A                                       9.250        5/1/2012          0.9
                                                                                 ----
                                                                                 11.6%

* Excluding short-term investments and investment of cash collateral.

                                                 PERCENTAGE OF
ECONOMIC SECTOR ALLOCATION                        INVESTMENTS
--------------------------                       -------------
Banking                                                3.4%
Basic industry                                        10.7
Brokerage                                              0.6
Capital goods                                         11.6
Consumer cyclical                                      5.8
Consumer non-cyclical                                  4.7
Energy                                                 7.2
Finance                                                0.3
Insurance                                              0.4
Media                                                  5.6
Municipals                                             0.9
Real estate                                            0.4
Services cyclical                                     15.2
Services non-cyclical                                  4.8
Technology                                             1.3
Telecommunications                                     8.2
Utility                                                9.6
Emerging markets                                       1.1
Agency                                                 1.2
Cash & equivalents                                     7.0
                                                     -----
                                                     100.0%

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                      STANDISH MELLON HIGH YIELD BOND FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006

ASSETS
  Investment in Standish Mellon High Yield Bond Portfolio
   (Portfolio), at value (Note 1A)                                                          $      27,112,314
  Receivable for Fund shares sold                                                                       6,994
  Prepaid expenses                                                                                      6,144
                                                                                            -----------------
    Total assets                                                                                   27,125,452
LIABILITIES
  Distributions payable                                                $       28,455
  Payable for Fund shares redeemed                                              9,964
  Accrued professional fees                                                    14,447
  Accrued shareholder reporting expense (Note 2)                                3,190
  Accrued transfer agent fees (Note 2)                                          2,849
  Accrued chief compliance officer fee (Note 2)                                   708
  Accrued trustees' fees and expenses (Note 2)                                    495
  Other accrued expenses and liabilities                                        1,388
                                                                       --------------
    Total liabilities                                                                                  61,496
                                                                                            -----------------
NET ASSETS                                                                                  $      27,063,956
                                                                                            =================
NET ASSETS CONSIST OF:
  Paid-in capital                                                                           $      36,642,384
  Accumulated net realized loss                                                                   (10,151,700)
  Distributions in excess of net investment income                                                    (13,360)
  Net unrealized appreciation                                                                         586,632
                                                                                            -----------------
TOTAL NET ASSETS                                                                            $      27,063,956
                                                                                            =================
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                                           1,685,518
                                                                                            =================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (Net Assets/Shares outstanding)                                                           $           16.06
                                                                                            =================

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                      STANDISH MELLON HIGH YIELD BOND FUND

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME (NOTE 1B)
  Interest and security lending income allocated from Portfolio                             $       1,238,100
  Dividend income allocated from Portfolio                                                             61,981
  Expenses allocated from Portfolio                                                                   (87,436)
                                                                                            -----------------
    Net investment income allocated from Portfolio                                                  1,212,645

EXPENSES
  Professional fees                                                    $  32,797
  Registration fees                                                       16,844
  Transfer agent fees (Note 2)                                             6,671
  Chief compliance officer fees (Note 2)                                   4,041
  Shareholder reporting fee (Note 2)                                       3,810
  Trustees' fees (Note 2)                                                  2,000
  Administrative service fee (Note 2)                                      1,361
  Insurance expense                                                          577
  Miscellaneous                                                            6,410
                                                                       ---------
    Total expenses                                                        74,511

DEDUCT:
  Reimbursement of Fund operating expenses (Note 2)                      (74,358)
                                                                       ---------
    Net expenses                                                                                          153
                                                                                            -----------------
      Net investment income                                                                         1,212,492

REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) allocated from Portfolio on:
    Investments                                                           89,273
    Swap transactions                                                        757
    Foreign currency transactions and forward foreign
     currency exchange transactions                                      (41,985)
                                                                       ---------
     Net realized gain (loss)                                                                          48,045
  Change in unrealized appreciation (depreciation) allocated from Portfolio on:
    Investments                                                          321,073
    Swap contracts                                                         3,191
    Foreign currency translations and forward foreign
     currency exchange contracts                                          (5,293)
                                                                       ---------
      Change in net unrealized appreciation (depreciation)                                            318,971
                                                                                            -----------------
  Net realized and unrealized gain (loss) on investments                                              367,016
                                                                                            -----------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                  $       1,579,508
                                                                                            =================

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                      STANDISH MELLON HIGH YIELD BOND FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                           FOR THE               FOR THE
                                                                          YEAR ENDED           YEAR ENDED
                                                                       DECEMBER 31, 2006    DECEMBER 31, 2005
                                                                       -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS
  Net investment income                                                $    1,212,492       $       1,807,357
  Net realized gain (loss)                                                     48,045               1,267,557
  Change in net unrealized appreciation (depreciation)                        318,971              (2,829,217)
                                                                       --------------       -----------------
  Net increase (decrease) in net assets from investment operations          1,579,508                 245,697
                                                                       --------------       -----------------
Distributions to Shareholders (Note 1C)
  From net investment income                                               (1,183,071)             (1,881,356)
                                                                       --------------       -----------------
  Total distributions to shareholders                                      (1,183,071)             (1,881,356)
                                                                       --------------       -----------------
FUND SHARE TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                         16,483,564               4,184,283
  Value of shares issued to shareholders in reinvestment
    of distributions                                                        1,025,942               1,683,595
  Cost of shares redeemed (net of redemption fees of
    $593 and $602, respectively)                                           (8,410,796)            (43,336,720)
                                                                       --------------       -----------------
  Net increase (decrease) in net assets from Fund
   share transactions                                                       9,098,710             (37,468,842)
                                                                       --------------       -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     9,495,147             (39,104,501)

NET ASSETS
  At beginning of year                                                     17,568,809              56,673,310
                                                                       --------------       -----------------
  At end of year [including distributions in excess of net investment income of $13,360 and undistributed net investment income
    of $2,537]                                                         $   27,063,956       $      17,568,809
                                                                       ==============       =================

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                      STANDISH MELLON HIGH YIELD BOND FUND

                              FINANCIAL HIGHLIGHTS

                                                                                  YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------------------------
                                                             2006            2005           2004          2003           2002
                                                          ----------       --------       --------     ----------     ----------
NET ASSET VALUE, BEGINNING OF THE YEAR                    $    15.81       $  16.52       $  16.19     $    14.34     $    14.88
                                                          ----------       --------       --------     ----------     ----------
FROM OPERATIONS:
  Net investment income * (a)                                   1.11           1.13           1.18           1.21           1.26
  Net realized and unrealized gains (loss) on investments       0.14          (0.54)          0.31           1.85          (0.59)
                                                          ----------       --------       --------     ----------     ----------
Total from investment operations                                1.25           0.59           1.49           3.06           0.67
                                                          ----------       --------       --------     ----------     ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                   (1.00)         (1.30)         (1.16)         (1.21)         (1.21)
                                                          ----------       --------       --------     ----------     ----------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                            (1.00)         (1.30)         (1.16)         (1.21)         (1.21)
                                                          ----------       --------       --------     ----------     ----------
Net Asset Value, End of Year                              $    16.06       $  15.81       $  16.52     $    16.19     $    14.34
                                                          ==========       ========       ========     ==========     ==========
TOTAL RETURN (b)                                                8.22%          3.70%          9.56%         21.76%          4.70%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets) * (c)                  0.50%          0.50%          0.50%          0.50%          0.50%
  Net Investment Income (to average daily net assets) *         6.94%          6.84%          7.28%          7.79%          8.68%
  Net Assets, End of Year (000's omitted)                 $   27,064       $ 17,569       $ 56,673     $   57,036     $   44,059

-----------------
* For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

Net investment income per share (a)                       $     0.93       $   0.97       $   1.12     $     1.13     $     1.21
Ratios (to average daily net assets):
  Expenses                                                      1.58%          1.45%          0.87%          1.00%          1.01%
  Net investment income                                         5.86%          5.89%          6.91%          7.29%          8.17%

(a)  Calculated based on average shares outstanding.

(b)  Total return would have been lower in the absence of expense waivers.

(c)  Includes the Fund's

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                      STANDISH MELLON HIGH YIELD BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

(1)  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

     Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon High Yield Bond Fund (the "Fund") is a separate diversified investment series of the Trust.

     The object of the Fund is to maximize total return, consisting of a high level of income. The Fund invests all of its investable assets in an interest in Standish Mellon High Yield Bond Portfolio (the "Portfolio"), a subtrust of Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust and has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in below investment grade fixed income securities issued by U.S. and foreign governments, companies and banks, as well as tax-exempt securities, preferred stocks and warrants. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (100% at December 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A.   INVESTMENT SECURITY VALUATIONS

     Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. The Fund records its investment in the Portfolio at value. The Portfolio values its securities at value as discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B.   SECURITIES TRANSACTIONS AND INCOME

     The Fund's investment in the Portfolio is recorded on settlement date. The Portfolio's securities transactions are recorded as of the trade date as discussed in Note 1B of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Fund represent pro rata shares of gains and losses of the Portfolio.

     C.   DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses are declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash.

     Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences which may result in reclassifications, are primarily due to differing treatments for losses deferred due to wash sales, foreign currency gains and losses, post-October losses, capital loss carryovers, and the timing of recognition of realized and unrealized gains and losses on futures contracts.

     Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income(loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     D.   EXPENSES

     The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among funds of the Trust and/or portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                      STANDISH MELLON HIGH YIELD BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

     E.   COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

     F.   FEDERAL INCOME TAXES

     Each year, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

     G.   NEW ACCOUNTING REQUIREMENTS

     In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

     In addition, on September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

     The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Standish Mellon voluntarily agreed to limit the total operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.50% of the Fund's average daily net assets. Pursuant to this agreement, for the year ended December 31, 2006, Standish Mellon voluntarily reimbursed the Fund for $74,358 of its operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

     On December 4, 2006, Mellon Financial Corporation ("MFC") and The Bank of New York Company, Inc. ("BNY") announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Standish Mellon would become an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY's and MFC's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, MFC and BNY expect the transaction to be completed in the third quarter of 2007.

     The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly owned subsidiary of The Dreyfus Corporation, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services, the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $6,671, for the year ended December 31, 2006.

     The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $3,300 for the year ended December 31, 2006.

     The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended December 31, 2006, the Fund was charged $4,041. No other director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a officer or employee of Standish Mellon or its affiliates an annual fee.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                      STANDISH MELLON HIGH YIELD BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

      The Fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the year ended December 31, 2006, the Fund was charged $1,344 for fees payable to Mellon Private Wealth Management.

(3)  INVESTMENT TRANSACTIONS:

     Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2006, aggregated $17,582,918 and $9,647,661, respectively. The Fund receives a proportionate share of the Portfolio's income, expenses, and realized and unrealized gains and losses based on applicable tax allocation rules.

(4)  SHARES OF BENEFICIAL INTEREST:

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                             FOR THE             FOR THE
                                            YEAR ENDED          YEAR ENDED
                                        DECEMBER 31, 2006    DECEMBER 31, 2005
                                        -----------------    -----------------
Shares sold                                1,034,865              257,259
Shares issued to shareholders for
  reinvestment of distributions               64,914              104,233
Shares redeemed                             (525,494)          (2,681,089)
                                        ------------         ------------
Net increase (decrease)                      574,285           (2,319,597)
                                        ============         ============

     At December 31, 2006, three shareholders of record held in the aggregate approximately 83% of the total outstanding shares of the Fund. Investment activities of these shareholders could have a material impact on the Fund.

     The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended December 31, 2006, the Fund received $593 in redemption fees.

(5)  FEDERAL TAXES:

     As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income       $    12,133
Undistributed capital gains                  --
                                    -----------
Total distributable earnings             12,133
                                    ===========
Capital loss carry forward          $10,110,712

     Tax character of distributions paid during the fiscal year ended December 31, 2006 and December 31, 2005, were as follows:

                                      2006            2005
                                      ----            ----
Ordinary income                    $1,183,071      $1,881,356

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                      STANDISH MELLON HIGH YIELD BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

At December 31, 2006, the Fund, for federal income tax purposes, has capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

CAPITAL LOSS
 CARRY OVER     EXPIRATION DATE
------------    ---------------
$ 1,413,219       12/31/2008
  4,484,343       12/31/2009
  4,197,096       12/31/2010
     16,054       12/31/2013
-----------
$10,110,712
===========

During 2006, the Fund utilized $60,270 in capital loss carry forwards. Utilization of the capital loss carryovers above could be subject to limitations imposed by the Internal Revenue Code related to share ownership activity.

The Fund elected to defer to its fiscal year ending December 31, 2007, $9,987 of capital losses and $24,788 of currency losses recognized during the period November 1, 2006 to December 31, 2006.

See the corresponding master portfolio for tax basis unrealized appreciation (depreciation) information.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                      STANDISH MELLON HIGH YIELD BOND FUND

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the Mellon Institutional Funds Investment Trust and Shareholders of Standish Mellon High Yield Bond Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon High Yield Bond Fund (the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included agreement of the amount of the investment in the Standish Mellon High Yield Bond Portfolio (the "Portfolio") at December 31, 2006 to the Portfolio's records, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 1, 2007

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                  SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006

                                                                                                       PAR         VALUE
SECURITY DESCRIPTION                                           RATE         MATURITY                  VALUE      (NOTE 1A)
--------------------                                          ------       ----------                -------     ---------
BONDS AND NOTES--97.4%

CONVERTIBLE CORPORATE BONDS--0.3%
Centerpoint Energy, Inc. 144A CVT                              2.875%       1/15/2024    USD          30,000     $  39,712
Sinclair Broadcast Group, Inc. CVT                             4.875        7/15/2018                 45,000        41,119
                                                                                                                 ---------
Total Convertible Corporate Bonds (Cost $75,534)                                                                    80,831
                                                                                                                 ---------
COLLATERALIZED MORTGAGE OBLIGATIONS--0.2%
Global Signal Trust 2006-1 F 144A (Cost $ 55,328)              7.036        2/15/2036                 55,000        55,414
                                                                                                                 ---------
CORPORATE--82.7%
BANKING--1.9%

Chevy Chase Bank FSB                                           6.875        12/1/2013                470,000       470,000
Colonial Bank                                                  9.375         6/1/2011                 35,000        39,499
                                                                                                                 ---------
                                                                                                                   509,499
                                                                                                                 ---------
BASIC INDUSTRY--9.1%
Airgas, Inc.                                                   6.250        7/15/2014                130,000       125,450
Arch Western Finance                                           6.750         7/1/2013                 40,000        39,700
BCP Crystal Holding Corp.                                      9.625        6/15/2014                202,000       223,210
Crystal US Holdings Corp. (10% beginning 10/1/2014) (a)        0.000        10/1/2014                 92,000        78,660
Equistar Chemicals LP/ Equistar Funding Corp.                 10.125         9/1/2008                160,000       170,000
Equistar Chemicals LP/Equistar Funding Corp.                  10.625         5/1/2011                 60,000        63,900
Freeport-McMoRan Copper & Gold, Inc.                          10.125         2/1/2010                 70,000        73,587
Freeport-McMoRan Copper & Gold, Inc. (b)                       6.875         2/1/2014                 85,000        86,700
Georgia-Pacific Corp.                                          8.125        5/15/2011                 75,000        78,750
Georgia-Pacific Corp. 144A                                     7.000        1/15/2015                110,000       109,725
Georgia-Pacific Corp.                                          8.000        1/15/2024                 95,000        96,425
INVISTA 144A                                                   9.250         5/1/2012                255,000       273,488
Jefferson Smurfit Corp. US                                     8.250        10/1/2012                 10,000         9,750
Lyondell Chemical Co.                                          8.000        9/15/2014                 85,000        88,187
Nalco Co.                                                      7.750       11/15/2011                 60,000        61,350
Nalco Co.                                                      8.875       11/15/2013                 50,000        52,937
Peabody Energy Corp.                                           6.875        3/15/2013                195,000       199,875
Southern Copper Corp.                                          6.375        7/27/2015                100,000       101,755
Steel Dynamics, Inc.                                           9.500        3/15/2009                140,000       144,200
Stone Container Corp.                                          8.375         7/1/2012                185,000       181,300
Temple-Inland                                                  6.625        1/15/2018                 95,000        98,511
United States Steel Corp.                                      9.750        5/15/2010                 34,000        36,167
Westlake Chemical Corp.                                        6.625        1/15/2016                 84,000        81,270
                                                                                                                 ---------
                                                                                                                 2,474,897
                                                                                                                 ---------
BROKERAGE--0.1%
E*Trade Financial Corp.                                        8.000        6/15/2011                 20,000        20,900
                                                                                                                 ---------
CAPITAL GOODS--12.0%
Alliant Techsystems, Inc.                                      6.750         4/1/2016                 70,000        70,000
Alliant Techsystems, Inc. 144A                                 2.750        2/15/2024                 25,000        27,469
Ball Corp.                                                     6.875       12/15/2012                270,000       275,400
Berry Plastics 144A                                            8.875        9/15/2014                 35,000        35,525
Berry Plastics 144A (c)                                        9.235        9/15/2014                 15,000        15,187
Columbus McKinnon Corp.                                        8.875        11/1/2013                 40,000        42,200
CPG International I Inc.                                      10.500         7/1/2013                 25,000        25,469
Crown Americas Inc.                                            7.625       11/15/2013                300,000       309,000
Crown Americas Inc.                                            7.750       11/15/2015                105,000       108,937
Crown Cork & Seal Co, Inc.                                     8.000        4/15/2023                 45,000        43,875
Crown Cork & Seal Co, Inc.                                     7.375       12/15/2026                140,000       130,900

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                  SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006

                                                                                                       PAR         VALUE
SECURITY DESCRIPTION                                           RATE         MATURITY                  VALUE      (NOTE 1A)
--------------------                                          ------       ----------                -------     ---------
CAPITAL GOODS (CONTINUED)
Douglas Dynamics LLC 144A                                      7.750%       1/15/2012    USD         185,000     $ 173,900
DRS Technologies, Inc.                                         6.625         2/1/2016                 15,000        15,113
Esterline Technologies Corp.                                   7.750        6/15/2013                 60,000        61,200
Gibraltar Industries, Inc.                                     8.000        12/1/2015                 45,000        44,381
Goodman Global Holdings (c)                                    8.360        6/15/2012                115,000       116,725
Goodman Global Holdings                                        7.875       12/15/2012                 25,000        24,562
L-3 Communications Corp.                                       7.625        6/15/2012                 95,000        98,325
L-3 Communications Corp.                                       6.125        7/15/2013                170,000       166,600
L-3 Communications Corp.                                       6.375       10/15/2015                 25,000        24,750
L-3 Communications Corp. 144A                                  3.000         8/1/2035                 30,000        31,500
Leucadia National Corp.                                        7.000        8/15/2013                110,000       111,650
Norcraft Finance Co.                                           9.000        11/1/2011                 25,000        25,875
Owens-Brockway                                                 7.750        5/15/2011                 95,000        97,612
Owens-Brockway                                                 8.250        5/15/2013                120,000       124,050
Owens-Illinois, Inc.                                           7.500        5/15/2010                230,000       230,862
Owens-Illinois, Inc.                                           7.800        5/15/2018                120,000       119,550
Plastipak Holdings, Inc. 144A                                  8.500       12/15/2015                 85,000        88,400
RBS Global & Rexnord Corp. 144A (b)                           11.750         8/1/2016                100,000       104,500
Silgan Holdings, Inc.                                          6.750       11/15/2013                130,000       127,400
Solo Cup Co. (b)                                               8.500        2/15/2014                 40,000        34,600
Terex Corp.                                                    7.375        1/15/2014                270,000       274,050
Texas Industries Inc.                                          7.250        7/15/2013                 15,000        15,225
Trinity Industries LE                                          6.500        3/15/2014                 55,000        54,037
                                                                                                                 ---------
                                                                                                                 3,248,829
                                                                                                                 ---------
CONSUMER CYCLICAL--4.5%

Cooper Standard Auto (b)                                       8.375       12/15/2014                 10,000         7,875
Couche-Tard                                                    7.500       12/15/2013                 25,000        25,562
Domino's, Inc.                                                 8.250         7/1/2011                 49,000        50,776
Ford Motor Co. (b)                                             7.450        7/16/2031                 85,000        66,725
Ford Motor Co. (b)                                             6.500         8/1/2018                105,000        79,275
Ford Motor Credit Co.                                          8.000       12/15/2016                100,000        98,815
Ford Motor Credit Co. (c)                                      6.193        9/28/2007                110,000       109,851
Ford Motor Credit Corp.                                        5.625        10/1/2008                 55,000        54,010
General Motors Acceptance Corp.                                7.750        1/19/2010                155,000       162,233
General Motors Acceptance Corp. (b)                            6.125        1/22/2008                 75,000        74,836
Goodyear Tire & Rubber Co. 144A                                8.625        12/1/2011                 85,000        87,762
Goodyear Tire & Rubber Co.                                     9.000         7/1/2015                 55,000        57,612
Keystone Automotive Operation, Inc.                            9.750        11/1/2013                 45,000        44,550
Leslie's Poolmart                                              7.750         2/1/2013                 60,000        59,700
Neiman Marcus Group, Inc.                                      9.000       10/15/2015                 35,000        38,194
Tenneco Inc (b)                                                8.625       11/15/2014                 90,000        91,800
United Components, Inc.                                        9.375        6/15/2013                100,000       103,500
                                                                                                                 ---------
                                                                                                                 1,213,076
                                                                                                                 ---------

CONSUMER NONCYCLICAL--4.8%

Alliance One International                                    11.000        5/15/2012                 40,000        42,600
Altria Group, Inc.                                             7.000        11/4/2013                 15,000        16,298
Chattem, Inc.                                                  7.000         3/1/2014                 90,000        88,650
Church & Dwight Co., Inc.                                      6.000       12/15/2012                 30,000        29,325
Dean Foods Co.                                                 7.000         6/1/2016                145,000       146,450
Del Monte Corp.                                                8.625       12/15/2012                 95,000       100,225
Dole Foods Co.                                                 8.625         5/1/2009                 55,000        54,656

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                  SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006

                                                                                                       PAR         VALUE
SECURITY DESCRIPTION                                           RATE         MATURITY                  VALUE      (NOTE 1A)
--------------------                                          ------       ----------                -------     ---------
CONSUMER NONCYCLICAL (CONTINUED)
Elizabeth Arden, Inc.                                          7.750%       1/15/2014    USD          30,000     $  30,225
Ingles Markets, Inc.                                           8.875        12/1/2011                 45,000        46,912
Rite Aid Corp.                                                 8.125         5/1/2010                 70,000        71,487
Rite Aid Corp.                                                 9.500        2/15/2011                 20,000        20,925
Scotts Co.                                                     6.625       11/15/2013                190,000       199,025
Smithfield Foods, Inc.                                         7.000         8/1/2011                  5,000         5,050
Smithfield Foods, Inc. (b)                                     7.750        5/15/2013                150,000       155,250
Stater Brothers Holdings (c)                                   8.860        6/15/2010                100,000       101,250
Stater Brothers Holdings                                       8.125        6/15/2012                130,000       131,950
True Temper Sports, Inc.                                       8.375        9/15/2011                 55,000        47,850
                                                                                                                 ---------
                                                                                                                 1,288,128
                                                                                                                 ---------
ENERGY--7.6%
Amerigas Partners LP                                           7.250        5/20/2015                 15,000        15,187
Amerigas Partners LP/Amerigas Eagle Finance Corp.              7.125        5/20/2016                 70,000        70,000
ANR Pipeline Co.                                               7.375        2/15/2024                 20,000        22,421
ANR Pipeline Co.                                               7.000         6/1/2025                 10,000        10,682
Chesapeake Energy Corp.                                        7.500        6/15/2014                125,000       129,844
Chesapeake Energy Corp.                                        7.625        7/15/2013                 20,000        21,075
Colorado Interstate Gas                                        5.950        3/15/2015                100,000        98,666
Colorado Interstate Gas                                        6.800       11/15/2015                115,000       119,575
El Paso Natural Gas Co.                                        8.625        1/15/2022                105,000       127,164
El Paso Natural Gas Co.                                        7.500       11/15/2026                 85,000        95,264
El Paso Natural Gas Co.                                        8.375        6/15/2032                 45,000        54,492
El Paso Production Holding Co.                                 7.750         6/1/2013                 70,000        73,237
Frontier Oil Corp.                                             6.625        10/1/2011                  5,000         4,987
Houston Exploration Co.                                        7.000        6/15/2013                 60,000        58,500
Newfield Exploration Corp.                                     7.625         3/1/2011                145,000       151,887
Pacific Energy Part/Finance                                    6.250        9/15/2015                 10,000         9,776
Pogo Producing Co.                                             6.625        3/15/2015                 90,000        85,725
Southern Natural Gas Co.                                       8.875        3/15/2010                 20,000        20,982
Southern Natural Gas Co.                                       7.350        2/15/2031                 45,000        49,534
Tennessee Gas Pipeline Co.                                     8.375        6/15/2032                105,000       127,596
Transcontinental Gas Pipeline Corp.                            7.000        8/15/2011                 75,000        77,063
Transcontinental Gas Pipeline Corp.                            8.875        7/15/2012                170,000       192,100
Whiting Petroleum Corp.                                        7.250         5/1/2013                 95,000        95,237
Williams Cos., Inc.                                            7.875         9/1/2021                140,000       150,150
Williams Cos., Inc. (b)                                        8.125        3/15/2012                150,000       162,375
Williams Cos., Inc. (b)                                        7.750        6/15/2031                 40,000        42,000
                                                                                                                 ---------
                                                                                                                 2,065,519
                                                                                                                 ---------
FINANCIAL--0.3%
Residential Capital Corp.                                      6.375        6/30/2010                 70,000        70,815
                                                                                                                 ---------
INSURANCE--0.4%
Hanover Insurance Group                                        7.625       10/15/2025                110,000       117,884
                                                                                                                 ---------
MEDIA--4.7%
Cablevision Systems Corp. (c)                                  9.870         4/1/2009                150,000       158,250
CBD Media, Inc.                                                8.625         6/1/2011                 25,000        25,625
CSC Holdings, Inc.                                             8.125        7/15/2009                 55,000        56,994
Dex Media West LLC/Dex Media Finance Co.                       8.500        8/15/2010                 50,000        51,938
Dex Media West LLC/Dex Media Finance Co.                       9.875        8/15/2013                 28,000        30,520

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                  SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006

                                                                                                       PAR         VALUE
SECURITY DESCRIPTION                                           RATE         MATURITY                  VALUE      (NOTE 1A)
--------------------                                          ------       ----------                -------     ---------
MEDIA (CONTINUED)
Dex Media, Inc.                                                8.000%      11/15/2013    USD          30,000     $  30,900
Echostar DBS Corp.                                             5.750        10/1/2008                 20,000        19,925
Echostar DBS Corp.                                             6.375        10/1/2011                105,000       104,344
Entercom Radio LLC/Entercom Capital, Inc.                      7.625         3/1/2014                 15,000        15,000
Idear, Inc. 144A                                               8.000       11/15/2016                200,000       203,000
Lamar Media Corp.                                              7.250         1/1/2013                  5,000         5,094
Lamar Media Corp.                                              6.625        8/15/2015                 20,000        19,825
Lamar Media Corp.                                              6.625        8/15/2015                200,000       198,250
Radio One, Inc.                                                8.875         7/1/2011                 65,000        67,113
RH Donnelley Corp.                                             8.875        1/15/2016                 20,000        21,000
RH Donnelley Finance Corp. 144A                               10.875       12/15/2012                145,000       158,050
Salem Communications Corp.                                     7.750       12/15/2010                110,000       111,650
                                                                                                                 ---------
                                                                                                                 1,277,478
                                                                                                                 ---------

REAL ESTATE--0.4%
BF Saul Reit                                                   7.500         3/1/2014                105,000       106,706
                                                                                                                 ---------
SERVICES: CYCLICAL--15.2%
AMC Entertainment, Inc.                                        8.000         3/1/2014                 15,000        14,888
Beazer Homes USA                                               6.875        7/15/2015                 55,000        53,900
Caesars Entertainment                                          7.875        3/15/2010                140,000       145,950
Caesars Entertainment                                          8.125        5/15/2011                195,000       204,019
CCM Merger, Inc. 144A                                          8.000         8/1/2013                 75,000        73,312
Cinemark, Inc. (9.75% beginning 3/15/2014) (a)                     0        3/15/2014                 65,000        55,819
Cinemark USA, Inc.                                             9.000         2/1/2013                154,000       163,240
Corrections Corp Of America                                    7.500         5/1/2011                 70,000        72,100
Corrections Corp. of America                                   6.250        3/15/2013                 85,000        84,256
Education Management LLC 144A                                  8.750         6/1/2014                 40,000        41,400
Education Management LLC 144A (b)                             10.250         6/1/2016                 45,000        47,588
Felcor Lodging LP 144A (c)                                     7.275        12/1/2011                150,000       150,750
Gaylord Entertainment Co.                                      8.000       11/15/2013                140,000       145,250
Gaylord Entertainment Co.                                      6.750       11/15/2014                 40,000        39,700
Hertz Corp. 144A                                               8.875         1/1/2014                 55,000        57,613
Hertz Corp. 144A (b)                                          10.500         1/1/2016                 25,000        27,500
Host Marriott                                                  7.125        11/1/2013                150,000       153,375
Host Marriott LP                                               7.000        8/15/2012                 30,000        30,450
Isle of Capri Casinos, Inc.                                    7.000         3/1/2014                 75,000        74,625
Isle of Capri Casinos, Inc. (b)                                9.000        3/15/2012                 80,000        83,600
Kansas City Southern Mexico 144A                               7.625        12/1/2013                 50,000        50,000
Kansas City Southern Railway                                   7.500        6/15/2009                 50,000        50,438
Marquee Holdings (12.00% beginning 8/15/2014) (a)                  0        8/15/2014                 50,000        41,938
Meristar Hospitality Corp.                                     9.500         4/1/2010                 60,000        61,590
MGM Mirage, Inc.                                               6.000        10/1/2009                225,000       224,438
MGM Mirage, Inc. (b)                                           6.750         4/1/2013                210,000       205,275
Mohegan Tribal Gaming Authority                                6.125        2/15/2013                250,000       248,125
Mohegan Tribal Gaming Authority                                8.000         4/1/2012                115,000       119,744
Mohegan Tribal Gaming Authority (b)                            7.125        8/15/2014                120,000       121,650
Penn National Gaming, Inc.                                     6.875        12/1/2011                 55,000        55,412
Penn National Gaming, Inc.                                     6.750         3/1/2015                 75,000        73,500
Pinnacle Entertainment, Inc.                                   8.750        10/1/2013                 55,000        58,300
Pokagon Gaming 144A                                           10.375        6/15/2014                130,000       142,350
Scientific Games                                               6.250       12/15/2012                145,000       141,738
Seneca Gaming Corp.                                            7.250         5/1/2012                 20,000        20,350

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                  SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006

                                                                                                       PAR         VALUE
SECURITY DESCRIPTION                                           RATE         MATURITY                  VALUE      (NOTE 1A)
--------------------                                          ------       ----------                -------     ---------
SERVICES: CYCLICAL (CONTINUED)
Seneca Gaming Corp.                                            7.250%        5/1/2012    USD          55,000     $  55,962
Speedway Motorsports, Inc.                                     6.750         6/1/2013                220,000       220,000
Standard Pacific Corp.                                         6.500        8/15/2010                 60,000        58,650
Station Casinos, Inc.                                          6.000         4/1/2012                 75,000        71,156
Tropicana Entertainment 144A                                   9.625       12/15/2014                225,000       222,750
Vail Resorts, Inc.                                             6.750        2/15/2014                105,000       105,000
Williams Scotsman, Inc.                                        8.500        10/1/2015                 55,000        57,406
                                                                                                                 ---------
                                                                                                                 4,125,107
                                                                                                                 ---------
SERVICES: NON-CYCLICAL--5.1%
Allied Waste North America                                     6.375        4/15/2011                370,000       365,375
Davita, Inc.                                                   6.625        3/15/2013                160,000       160,400
Davita, Inc.                                                   7.250        3/15/2015                 15,000        15,300
HCA, Inc. 144A                                                 9.125       11/15/2014                 25,000        26,719
HCA, Inc. 144A                                                 9.250       11/15/2016                105,000       112,481
HCA, Inc.                                                      8.750         9/1/2010                 40,000        41,700
HCA, Inc.                                                      7.875         2/1/2011                125,000       125,313
HCA, Inc.                                                      6.950         5/1/2012                 40,000        37,900
Kinetic Concepts, Inc.                                         7.375        5/15/2013                 29,000        29,435
Psychiatric Solutions, Inc.                                    7.750        7/15/2015                100,000        99,750
Service Corp Intl                                              7.000        6/15/2017                120,000       121,500
Tenet Healthcare Corp                                          9.875         7/1/2014                 70,000        71,225
Tenet Healthcare Corp.                                         9.250         2/1/2015                140,000       140,000
WCA Waste Corp                                                 9.250        6/15/2014                 35,000        36,575
                                                                                                                 ---------
                                                                                                                 1,383,673
                                                                                                                 ---------
TECHNOLOGY & ELECTRONICS--1.6%
Communications & Power Industries, Inc.                        8.000         2/1/2012                 15,000        15,225
Fisher Scientific International                                6.750        8/15/2014                130,000       132,550
Freescale Semiconductor 144A                                   8.875       12/15/2014                220,000       219,175
Freescale Semiconductor 144A                                  10.125       12/15/2016                 60,000        60,075
Sunguard Data Systems, Inc. (c)                                9.973        8/15/2013                 25,000        25,969
                                                                                                                 ---------
                                                                                                                   452,994
                                                                                                                 ---------
TELECOMMUNICATIONS--5.7%
Consolidated Communication Holdings, Inc.                      9.750         4/1/2012                 71,000        75,970
Level 3 Finance, Inc. 144A                                     9.250        11/1/2014                175,000       178,500
Nextel Communications, Inc.                                    6.875       10/31/2013                 10,000        10,103
Panamsat Corp. 144A                                            9.000        6/15/2016                 90,000        95,288
Qwest Communications International, Inc. (c)                   8.874        2/15/2009                 65,000        65,813
Qwest Communications International, Inc. (b)                   7.500        2/15/2014                185,000       190,550
Qwest Corp.                                                    7.875         9/1/2011                175,000       186,375
Qwest Corp.                                                    7.200       11/10/2026                 35,000        35,263
Rural Cellular Corp.                                           8.250        3/15/2012                 45,000        46,856
Rural Cellular Corp. (b)                                       9.875         2/1/2010                 25,000        26,594
Ubiquitel Operating Co.                                        9.875         3/1/2011                 80,000        86,400
Windstream Corp. 144A                                          8.125         8/1/2013                365,000       395,113
Windstream Corp. 144A                                          8.625         8/1/2016                135,000       147,825
                                                                                                                 ---------
                                                                                                                 1,540,650
                                                                                                                 ---------
UTILITIES--9.3%
AES Corp.                                                      9.375        9/15/2010                 20,000        21,725
AES Corp.                                                      8.875        2/15/2011                135,000       144,788
AES Corp. 144A                                                 8.750        5/15/2013                305,000       326,731

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                  SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006

                                                                                                       PAR       VALUE
SECURITY DESCRIPTION                                           RATE         MATURITY                  VALUE     (NOTE 1A)
--------------------                                          ------       ----------                -------   -----------
UTILITIES (CONTINUED)
Allegheny Energy Supply 144A                                   8.250%       4/15/2012    USD          45,000   $    49,388
CMS Energy Corp.                                               8.900        7/15/2008                 30,000        31,350
CMS Energy Corp.                                               7.750         8/1/2010                 50,000        52,750
CMS Energy Corp.                                               8.500        4/15/2011                 30,000        32,625
Dynegy Holdings, Inc.                                          8.375         5/1/2016                200,000       210,000
Edison Mission Energy                                          7.500        6/15/2013                130,000       135,850
FPL Energy National Wind 144A                                  6.125        3/25/2019                 91,187        88,312
FPL Energy Wind Funding LLC                                    9.500        7/15/2013                170,000       182,325
FPL Energy Wind Funding LLC 144A                               6.876        6/27/2017                 79,200        79,893
Mirant Americas General, Inc.                                  8.300         5/1/2011                100,000       102,500
Mirant North America LLC (b)                                   7.375       12/31/2013                225,000       228,375
Monongahela Power                                              6.700        6/15/2014                 35,000        37,189
MSW Energy Holdings                                            7.375         9/1/2010                140,000       142,800
MSW Energy Holdings                                            8.500         9/1/2010                 15,000        15,600
Nevada Power Co.                                               6.500        4/15/2012                135,000       138,588
NorthWestern Corp.                                             5.875        11/1/2014                 35,000        34,389
NRG Energy Inc                                                 7.375        1/15/2017                 45,000        45,113
NRG Energy, Inc.                                               7.250         2/1/2014                 75,000        75,563
Reliant Energy, Inc. (b)                                       9.250        7/15/2010                 25,000        26,250
Sierra Pacific Resources (b)                                   8.625        3/15/2014                255,000       273,783
Teco Energy, Inc.                                              7.500        6/15/2010                 40,000        42,600
Teco Energy, Inc.                                              6.750         5/1/2015                  5,000         5,225
                                                                                                                ----------
                                                                                                                 2,523,712
                                                                                                                ----------
Total Corporate (Cost $22,049,284)                                                                              22,419,867
                                                                                                                ----------
MUNICIPAL BONDS--0.9%
Erie County NY Tob Asset Securitization Corp.                  6.000         6/1/2028                 50,000        50,262
Tobacco Settlement Authority Iowa                              6.500         6/1/2023                140,000       139,255
Tobacco Settlement Authority Michigan                          7.309         6/1/2034                 65,000        67,858
                                                                                                                ----------
Total Municipal Bonds (Cost $254,392)                                                                              257,375
                                                                                                                ----------
SOVEREIGN BONDS--1.1%
Argentina Bonos (c)                                            5.590         8/3/2012                168,750       163,181
Republic of Argentina (c)                                      2.000         1/3/2010                 25,000        12,569
Republic of Argentina                                          8.280       12/31/2033                 14,736        16,026
Republic of Brazil                                             8.750         2/4/2025                  5,000         6,175
Republic of Brazil                                            10.125        5/15/2027                  5,000         7,025
Republic of Colombia                                          10.000        1/23/2012                  5,000         5,875
Republic of Colombia                                          10.750        1/15/2013                  5,000         6,188
Republic of Colombia (b)                                       8.125        5/21/2024                  5,000         5,775
Republic of Peru (c)                                           5.000         3/7/2017                 15,200        15,078
Republic of Venezuela (c)                                      6.374        4/20/2011                 15,000        14,850
Russian Federation (7.50% beginning 3/31/2007) (a)             5.000        3/31/2030                 30,000        33,900
Russian Ministry of Finance                                    3.000        5/14/2008                 25,000        24,113
                                                                                                                ----------
Total Sovereign Bonds (Cost $283,635)                                                                              310,755
                                                                                                                ----------
YANKEE BONDS--8.2%
Bombardier, Inc. 144A                                          6.300         5/1/2014                100,000        94,000
Ineos Group Holdings PLC 144A                                  8.500        2/15/2016                110,000       105,050
Intelsat Bermuda International 144A                           11.250        6/15/2016                180,000       197,550
Intelsat Sub Holding Co., Ltd. (c)                            10.484        1/15/2012                115,000       116,006
Jean Coutu Group, Inc. (b)                                     7.625         8/1/2012                 40,000        42,100

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                  SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006

                                                                                                         PAR        VALUE
SECURITY DESCRIPTION                                             RATE         MATURITY                  VALUE     (NOTE 1A)
--------------------                                            ------       ----------                -------   -----------
YANKEE BONDS (CONTINUED)
JSG Funding PLC                                                  9.625%       10/1/2012    USD          65,000   $    68,900
Kabel Deutschland GMBH                                          10.625         7/1/2014                100,000       110,875
Kaupthing Bank 144A                                              7.125        5/19/2016                145,000       153,798
Nell AF Sarl 144A                                                8.375        8/15/2015                 75,000        77,063
Norampac, Inc. (b)                                               6.750         6/1/2013                160,000       155,600
Nordic Telecommunication Co. Holdings 144A                       8.875         5/1/2016                 75,000        80,250
Nova Chemicals Corp. (c)                                         8.502       11/15/2013                 45,000        45,000
NXP Funding LLC 144A                                             7.875       10/15/2014                 75,000        77,531
Rhodia SA                                                       10.250         6/1/2010                 90,000       102,600
Rogers Wireless Inc.                                             8.000       12/15/2012                 70,000        74,725
Rogers Wireless, Inc. (c)                                        8.485       12/15/2010                 75,000        76,500
Rogers Wireless, Inc.                                            7.250       12/15/2012                 65,000        68,900
Royal Caribbean Cruises Ltd.                                     8.750         2/2/2011                135,000       147,548
Russel Metals, Inc.                                              6.375         3/1/2014                 40,000        38,150
Shinsei Finance Cayman Ltd 144A                                  6.418        7/20/2048                100,000        99,885
Stena AB                                                         9.625        12/1/2012                 25,000        26,625
Stena AB                                                         7.500        11/1/2013                120,000       118,500
Telenet Group Holding NV 144A (11.50% beginning 6/15/2014) (a)   1.000        6/15/2014                 46,000        41,458
UCI Hold Co, Inc. 144A (c)                                      12.365       12/15/2013                 50,000        48,875
Wind Acquisition Finance SA 144A                                10.750        12/1/2015                 45,000        51,188
                                                                                                                  ----------
Total Yankee Bonds (Cost $2,160,325)                                                                               2,218,677
                                                                                                                  ----------
FOREIGN DENOMINATED--4.0%
EURO--4.0%
Central European Distribution Corp. 144A                         8.000        7/25/2012    EUR          50,000        71,253
Culligan Finance Corp., BV 144A                                  8.000        10/1/2014                 40,000        56,211
FCE Bank PLC EMTN (c)                                            4.722        9/30/2009                285,000       367,972
Fresenius Finance BV 144A                                        5.000        1/31/2013                 15,000        19,941
General Motors Acceptance Corp.                                  5.375         6/6/2011                 45,000        59,848
GMAC International Finance BV                                    4.375       10/31/2007                105,000       138,137
Hornbach Baumarkt AG 144A                                        6.125       11/15/2014                  5,000         6,845
Nordic Tel Co. Holdings 144A                                     8.250         5/1/2016                 50,000        72,573
NTL Cable PLC                                                    8.750        4/15/2014                 70,000        99,177
Remy Cointreau S.A. 144A                                         6.500         7/1/2010                 30,000        41,069
Sensata Technologies BV 144A                                     9.250         5/1/2016                 50,000        66,552
Telenet Communications NV 144A                                   9.000       12/15/2013                 48,555        70,315
                                                                                                                  ----------
Total Foreign Denominated (Cost $974,315)                                                                          1,069,893
                                                                                                                  ----------
TOTAL BONDS AND NOTES (Cost $25,852,813)                                                                          26,412,812
                                                                                                                  ----------

                                                                                                       SHARES
                                                                                                       ------
COMMON STOCK--0.1%
HONG KONG DOLLAR--0.0%
Guangdong Alliance (f)                                                                                   9,590            --
HK Property (f)                                                                                          9,590            --
                                                                                                                  ----------
                                                                                                                          --
                                                                                                                  ----------
US DOLLAR--0.1%

Idearc, Inc. (d)                                                                                            27           774
Verizon Communications, Inc. (d)                                                                           545        20,296
                                                                                                                  ----------
TOTAL COMMON STOCKS (Cost $ 0)                                                                                        21,070
                                                                                                                  ----------

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                  SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006

                                                                                                      PAR         VALUE
SECURITY DESCRIPTION                                           RATE         MATURITY                 VALUE      (NOTE 1A)
--------------------                                           -----        --------               ---------   -----------
CONVERTIBLE PREFERRED STOCK--0.7%
Fannie Mae 7.00% CVT Pfd                                                                                 400   $    21,325
Sovereign Capital Trust IV 4.375% CVT Pfd                                                              3,500       173,250
                                                                                                               -----------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $192,950)                                                                 194,575
                                                                                                               -----------
WARRANTS--0.0%
Republic of Argentina Warrant, 12/15/2035 (Cost $ 0) (d)                                              39,306         5,365
                                                                                                               -----------
SHORT-TERM INVESTMENTS--7.4%

INVESTMENT OF CASH COLLATERAL--7.4%
BlackRock Cash Strategies L.L.C. (e) (Cost $ 1,919,690)        5.320%                              1,919,690     1,919,690
                                                                                                               -----------
TOTAL UNAFFILIATED INVESTMENTS (Cost $27,965,453)                                                               28,553,512
                                                                                                               -----------
TOTAL INVESTMENTS--105.6% (COST $27,965,453)                                                                    28,553,512
                                                                                                               -----------
LIABILITIES IN EXCESS OF OTHER ASSETS--(5.6%)                                                                   (1,441,198)
                                                                                                               -----------
NET ASSETS--100.0%                                                                                             $27,112,314
                                                                                                               ===========

NOTES TO SCHEDULE OF INVESTMENTS

144A--Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,502,521 or 20.3% of net assets.

CVT--Convertible
REIT--Real Estate Investment Trust
EMTN--Euro Medium Term Note
EUR--Euro
Pfd--Preferred

(a)  Step up security; rate indicated is as of December 31, 2006.

(b)  Security, or a portion thereof, was on loan at December 31, 2006.

(c)  Variable Rate Security; rate indicated is as of December 31, 2006.

(d)  Non-income producing.

(e)  Stated rate is the seven-day yield for the fund at December 31, 2006.

(f) Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.

At December 31, 2006, the Portfolio held the following open swap contracts:

                                                                                                                       UNREALIZED
CREDIT DEFAULT                         REFERENCE                 BUY/SELL   (PAY)/RECEIVE  EXPIRATION     NOTIONAL    APPRECIATION/
SWAPS COUNTERPARTY                       ENTITY                 PROTECTION   FIXED RATE       DATE         AMOUNT     (DEPRECIATION)
------------------                     ---------                ----------  -------------  -----------   -----------  --------------
JPMorgan             Kimberly-Clark Corp. 6.875% due 2/15/2014     Buy         (0.190%)     12/20/2011   178,000 USD  $        5
JPMorgan             Kimberly-Clark Corp. 6.875% due 2/15/2014     Buy         (0.370%)     12/20/2016    50,000 USD          88
JPMorgan             Kimberly-Clark Corp. 6.875% due 2/15/2014     Buy         (0.370%)     12/20/2016    90,000 USD         158
JPMorgan             Kimberly-Clark Corp. 6.875% due 2/15/2014     Buy         (0.370%)     12/20/2016   140,000 USD         246
Merrill Lynch              Dow Jones CDX.NA.IG.4 7-10% Tranche     Buy         (0.305%)      6/20/2010   188,900 USD      (1,561)
Morgan Stanley             Dow Jones CDX.NA.IG.4 7-10% Tranche     Buy         (0.350%)      6/20/2010   300,100 USD      (2,917)
UBS AG                        Itraxx Europe Series 5 Version 1     Sell         0.400%       6/20/2011   100,000 EUR         630
UBS AG                     Telekom Austria Aktiengesellschaft,
                                          5.000% due 7/22/2013     Buy         (0.450%)      9/20/2011    65,000 USD        (439)
UBS AG                 Wolters Kluwer NV, 5.125% due 1/27/2014     Buy         (0.550%)      9/20/2011    65,000 USD        (571)
UBS AG           Multiple Reference Entity Global Tranch, 0-3%     Sell         0.000%       9/20/2013   500,000 USD       2,667
                                                                                                                      ----------
                                                                                                                         $(1,694)
                                                                                                                      ==========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                  SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006

  INTEREST RATE                     REFERENCE                    BUY/SELL    (PAY)/RECEIVE  EXPIRATION     NOTIONAL     UNREALIZED
SWAPS COUNTERPARTY                   ENTITY                     PROTECTION     FIXED RATE       DATE        AMOUNT     DEPRECIATION
------------------               ----------------               ----------   -------------  ----------    ----------   -------------
Bear Stearns                     USD--LIBOR-- BBA                   Pay          3.907%     11/19/2009    25,000 USD   $   (840)

At December 31, 2006 the Portfolio held the following forward foreign currency exchange contracts:

                        LOCAL
                       PRINCIPAL      CONTRACT         VALUE AT         AMOUNT         UNREALIZED
CONTRACTS TO DELIVER    AMOUNT       VALUE DATE    DECEMBER 31, 2006  TO RECEIVE       GAIN/(LOSS)
--------------------   --------      ----------    -----------------  ----------       -----------
Euro                    524,000       3/21/2007       $  693,963       $  695,977       $    2,013
Euro                    150,000       3/21/2007          198,653          199,103              450
Euro                    710,000       3/21/2007          940,293          933,579           (6,713)
                                                      ----------       ----------       ----------
                                                      $1,832,909       $1,828,659       $   (4,250)
                                                      ==========       ==========       ==========

                        LOCAL
                       PRINCIPAL      CONTRACT         VALUE AT         AMOUNT         UNREALIZED
CONTRACTS TO RECEIVE    AMOUNT       VALUE DATE    DECEMBER 31, 2006  TO DELIVER          GAIN
--------------------   ---------     ----------    -----------------  ----------       -----------
Euro                    524,000       3/21/2007       $  693,963       $  689,008       $    4,955
                                                      ==========       ==========       ==========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006

ASSETS
   Investments in securities (including securities on loan, valued at $1,912,621 (Note 6))
   Unaffiliated issuers, at value (Note 1A) (cost $27,965,453)                                                       $ 28,553,512
   Cash                                                                                                                    48,625
   Foreign currency, at value (cost $55,018)                                                                               55,127
   Receivable for investments sold                                                                                        516,032
   Interest and dividends receivable                                                                                      483,639
   Swap premium paid                                                                                                      111,477
   Unrealized appreciation on forward foreign currency exchange contracts, at value (Note 5)                                7,418
   Unrealized appreciation on swap contracts (Note 5)                                                                       3,794
   Prepaid expenses                                                                                                           463
                                                                                                                      -----------
     Total assets                                                                                                      29,780,087
LIABILITIES
   Collateral for securities on loan (Note 6)                                                  $ 1,919,690
   Bank loan payable (Note 7)                                                                      714,000
   Unrealized depreciation on forward foreign currency exchange contracts (Note 5)                   6,713
   Unrealized depreciation on swap contracts (Note 5)                                                6,328
   Accrued accounting, administration and custody fees (Note 2)                                     12,386
   Accrued professional fees                                                                         7,257
   Accrued trustees' fees and expenses (Note 2)                                                        866
   Other accrued expenses and liabilities                                                              533
                                                                                               -----------
     Total liabilities                                                                                                 2,667,773
                                                                                                                     -----------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL INTEREST)                                                            $27,112,314
                                                                                                                     ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME (NOTE 1B)
   Interest income                                                                                                   $  1,235,841
   Dividend income from affiliated investments (Note 1H)                                                                   50,095
   Security lending income (Note 6)                                                                                         2,259
   Dividend income                                                                                                         11,886
                                                                                                                     ------------
      Total investment Income                                                                                           1,300,081

EXPENSES
   Investment advisory fee (Note 2)                                                            $    87,385
   Accounting, administration and custody fees (Note 2)                                             67,376
   Professional fees                                                                                36,942
   Trustees' fees and expenses (Note 2)                                                                669
   Insurance expense                                                                                 4,420
   Miscellaneous expenses                                                                            4,686
                                                                                               -----------
      Total expenses                                                                               201,478

DEDUCT:
   Waiver of investment advisory fee (Note 2)                                                      (87,385)
   Reimbursement of Fund operating expenses (Note 2)                                               (26,657)
                                                                                               -----------
      Total expense deductions                                                                    (114,042)
         Net expenses                                                                                                      87,436
                                                                                                                     ------------
            Net investment income                                                                                       1,212,645

REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss)
      Investments                                                                                   89,273
      Swap transactions                                                                                757
      Foreign currency transactions and forward foreign currency exchange transactions             (41,985)
                                                                                               -----------
         Net realized gain (loss)                                                                                          48,045
   Change in unrealized appreciation (depreciation)
      Investments                                                                                  321,073
      Swap contracts                                                                                 3,191
      Foreign currency translations and forward foreign currency exchange contracts                 (5,293)
                                                                                               -----------
         Change in net unrealized appreciation (depreciation)                                                             318,971
                                                                                                                     ------------
            Net realized and unrealized gain (loss)                                                                       367,016
                                                                                                                     ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                                           $  1,579,661
                                                                                                                     ============

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                             FOR THE               FOR THE
                                                                            YEAR ENDED           YEAR ENDED
                                                                        DECEMBER 31, 2006     DECEMBER 31, 2005
                                                                        -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS
   Net investment income                                                   $  1,212,645         $  1,807,357
   Net realized gain (loss)                                                      48,045            1,267,557
   Change in net unrealized appreciation (depreciation)                         318,971           (2,829,217)
                                                                           ------------         ------------
   Net increase(decrease) in net assets from investment operations            1,579,661              245,697
                                                                           ------------         ------------
CAPITAL TRANSACTIONS
   Contributions                                                             17,582,918            5,802,546
   Withdrawals                                                               (9,647,661)         (45,178,933)
                                                                           ------------         ------------
   Net increase (decrease) in net assets from capital transactions            7,935,257          (39,376,387)
                                                                           ------------         ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       9,514,918          (39,130,690)

NET ASSETS
   At beginning of year                                                      17,597,396           56,728,086
                                                                           ------------         ------------
   At end of year                                                          $ 27,112,314         $ 17,597,396
                                                                           ============         ============

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                                                                                  YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------------------
                                                               2006         2005         2004         2003       2002
                                                           -----------    --------    ---------     ---------  ---------
TOTAL RETURN (a)                                                 8.22%       3.70%        9.56%        21.76%      4.71%
RATIOS/SUPPLEMENTAL DATA:
   Expenses (to average daily net assets)*                       0.50%       0.50%        0.50%         0.50%      0.50%
   Net Investment Income (to average daily net assets)*          6.93%       6.84%        7.28%         7.79%      8.66%
   Portfolio Turnover                                              53%         25%          51%           80%       130%
   Net Assets, End of Period (000's omitted)               $   27,112     $17,597     $ 56,728      $ 57,079   $ 44,144

-----------------------
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

Ratios (to average daily net assets):
  Expenses                                                       1.15%       1.12%        0.76%         0.85%      0.82%
  Net investment income                                          6.28%       6.22%        7.02%         7.44%      8.34%

(a) Total return for the Portfolio has been calculated based on the total return for the invested Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements. Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS

(1)  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

     Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon High Yield Bond Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

     The objective of the Portfolio is to maximize total return, consisting primarily of a high level of income. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in below investment grade fixed income securities issued by U.S. and foreign governments, companies and banks, as well as tax-exempt securities, preferred stocks and warrants.

     At December 31, 2006 there was one fund, Standish Mellon High Yield Bond Fund (the "Fund"), invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at December 31, 2006 was 100%.

     The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A.   INVESTMENT SECURITY VALUATIONS

     Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

     Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers, including counterparties, or pricing services.

     Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and then is valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B.   SECURITIES TRANSACTIONS AND INCOME

     Securities transactions are recorded as of the trade date. Interest income is determined on the basis of coupon interest earned, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities and short-term securities with greater than sixty days to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

     The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

     C.   INCOME TAXES

     The Portfolio is treated as a disregarded entity for federal tax purposes. No provision is made by the Portfolio for federal or state income taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since the Portfolio's investor is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue
     Code) in order for its investors to satisfy them.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

     Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

     D.   FOREIGN CURRENCY TRANSACTIONS

     The Portfolio maintains its books and records in U.S. dollars. Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     E.   FOREIGN INVESTMENT RISK

     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

     F.   COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

     G.   EXPENSES

     The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among the funds of the Trust or the portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

     H.   AFFILIATED ISSUERS

     Affiliated issuers are investment companies advised by Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

     I.   NEW ACCOUNTING REQUIREMENTS

     In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

     In addition, on September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

     The investment advisory fee paid to Standish Mellon for overall investment advisory and administrative services, and general office facilities is paid monthly at the annual rate of 0.50% of the Portfolio's average daily net assets. Standish Mellon voluntarily agreed to limit the Portfolio's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.50% of the Portfolio's average daily net assets for the year ended December 31, 2006. Pursuant to this agreement, for the year ended December 31, 2006, Standish Mellon voluntarily waived all of its investment advisory fee in the amount of $87,385 and reimbursed the Portfolio for operating expense in the amount of $26,657. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

     On December 4, 2006, Mellon Financial Corporation ("MFC") and The Bank of New York Company, Inc. ("BNY") announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Standish Mellon would become an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY's and MFC's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, MFC and BNY expect the transaction to be completed in the third quarter of 2007.

     The Portfolio Trust has entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide custody, administration and fund accounting services for the Portfolio. For these services the Portfolio pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement the Portfolio was charged $67,376 during the year ended December 31, 2006.

     The Portfolio Trust also entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Portfolio's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon Bank earned $964 for the year ended December 31, 2006. See Note 6 for further details.

     The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's and Portfolio Trust's Chief Compliance Officer. No other director, officer or employee of Standish Mellon or its affiliates received any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the Trust or the Portfolio Trust. The Fund and Portfolio Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates (the "Independent Trustees") an annual fee and the Portfolio Trust pays each Independent Trustee a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the counsel to the Independent Trustees.

(3)  PURCHASES AND SALES OF INVESTMENTS:

     Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2006 were as follows:

                                        PURCHASES               SALES
                                       -----------           -----------
U.S. Government Securities             $   157,361           $    24,142
                                       ===========           ===========
Non-U.S. Government Securities         $19,173,616           $ 8,998,039
                                       ===========           ===========

(4)  FEDERAL TAXES:

     The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2006, as computed on a federal income tax basis, were as follows:

Cost for federal income tax purposes          $ 27,996,454
                                              ============
Gross unrealized appreciation                      690,959
Gross unrealized depreciation                     (133,901)
                                              ------------
Net unrealized appreciation (depreciation)    $    557,058
                                              ============

(5)  FINANCIAL INSTRUMENTS:

     In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

     The Portfolio may trade the following financial instruments with off-balance sheet risk:

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS

     FORWARD CURRENCY EXCHANGE CONTRACTS

     The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any appreciation or depreciation are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

     At December 31, 2006, the Portfolio held forward currency exchange contracts. See the Schedule of Investments for further details.

     SWAP AGREEMENTS

     The Portfolio may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, credit default and total return swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the portfolio will receive a payment from or make a payment to the counterparty. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement. The Portfolio earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations, which may be furnished by a pricing service or dealers in such securities and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and differences could be material. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. Payments received or made from credit default swaps at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements, if any, are included as part of realized gain and loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

     At December 31, 2006, the Portfolio held open swap agreements. See the Schedule of Investments for further details.

(6)  SECURITY LENDING:

     The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

     The Portfolio loaned securities during the year ended December 31, 2006 and earned interest on the invested collateral of $64,717 of which, $62,458 was rebated to borrowers or paid in fees. At December 31, 2006, the Portfolio had securities valued at $1,912,621 on loan of which, $1,919,690 was collateralized with cash and $91,800 was collateralized with U.S. treasury securities with maturities ranging from November 2007 to February 2031. See the Schedule of Investments for further detail on the security positions on loan and investment of cash collateral held.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS

(7)  LINE OF CREDIT:

     The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating portfolios/funds at the end of each quarter. The Fund/Portfolio also pays an annual renewal fee, computed at a rate of 0.020 of 1% of the committed amount and allocated ratably to the participating funds/portfolios. For the year ended December 31, 2006, the expense allocated to the Portfolio was $1,011. The facility fee and interest expense are included in miscellaneous expenses on the statement of operations.

     For the year ended December 31, 2006, the Portfolio had average borrowings outstanding of $375,182 for a total of twenty-two days and incurred $1,389 of interest expense. At December 31, 2006 the Fund had a $714,000 loan balance outstanding.

                   MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                    STANDISH MELLON HIGH YIELD BOND PORTFOLIO

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the Mellon Institutional Funds Master Portfolio and Investors of Standish Mellon High Yield Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon High Yield Bond Portfolio (the "Portfolio") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on our audits of these financial these financial statements based on statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 1, 2007

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

     FACTORS CONSIDERED BY MELLON TRUSTEES IN APPROVING ADVISORY AGREEMENT
                                  (UNAUDITED)

The 1940 Act requires that the Board of Trustees, including a majority of its Trustees who are not affiliated with the fund's investment adviser or underwriter (the "Independent Trustees") voting separately, approve the fund's advisory agreement and the related fees on an annual basis. The Fund is not a party to an investment advisory agreement directly with any investment adviser and does not invest directly in portfolio securities. Instead, the Fund invests all of its investable assets in the Standish Mellon High Yield Bond Portfolio (the "Portfolio"), which is managed by Standish Mellon Asset Management Company LLC ("Standish Mellon"). The Fund's Board of Trustees determines annually whether the Fund should continue to invest in the Portfolio. The members of the Fund's Board of Trustees also serve as the Board of Trustees of the Portfolio. In that capacity, they consider annually whether to continue the investment advisory agreement between the Portfolio and Standish Mellon. In their most recent deliberations concerning their decision to approve the continuation of the investment advisory agreement, the Board of Trustees conducted the review and made the determinations that are described below. In conducting this review and in making such determinations, the Independent Trustees received from the Portfolio's investment adviser, Standish Mellon (the "Adviser") a broad range of information in response to a written request prepared on their behalf by their own legal counsel. The Independent Trustees met alone in a private session with their legal counsel on September 28, 2006 to review these materials and to discuss the proposed continuation of the Fund's advisory agreement. Representatives of the Adviser attended a portion of the September meeting to provide an overview of its organization, personnel, resources and strategic plans, and to respond to questions and comments arising from the Independent Trustees' review of the materials and their deliberations. The entire Board then met on October 17, 2006.

The information requested by the Independent Trustees and reviewed by the entire Board included:

(i) Financial and Economic Data: The Adviser's balance sheet and income statements, as well as a profitability analysis of the Adviser, including a separate presentation of the Adviser's profitability relative to that of several publicly traded investment advisers;

(ii) Management Teams and Operations: The Adviser's Form ADV, as well as information concerning the Adviser's executive management, portfolio management, client service personnel and overall organizational structure, insurance coverage, brokerage and soft dollar policies and practices;

(iii) Comparative Performance and Fees: Analyses prepared by Lipper Analytical Services ("Lipper") regarding the Fund's historical performance, management fee and expense ratio compared to other funds, and the Adviser's separate account advisory fee schedules;

(iv) Specific Facts Relating to the Fund: The Adviser's commentary on the Fund's performance (rather than the Portfolio alone) and any material portfolio manager and strategy changes that may have affected the Fund in the prior year, as well as the Fund's "fact sheets" prepared by the Adviser providing salient data about the Fund and Portfolio, including Portfolio's holdings, strategies, recent market conditions and outlook, as well as the Adviser's views concerning the issues of breakpoints in the management fee schedule of the Portfolio and potential economies of scale; and

(v) Other Benefits: The benefits flowing to Mellon Financial Corporation ("Mellon") and its affiliates in the form of fees for transfer agency, custody, administration and securities lending services provided to the Funds by affiliates of Mellon.

In considering the continuation of the Portfolio's advisory agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Trustees determined that the terms and conditions of the advisory agreement and the compensation to the Adviser provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Trustees' determination are described below.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered the nature, scope and quality of the overall services provided to the Portfolio by the Adviser. In their deliberations as to the continuation of the advisory agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund's shareholders have chosen to entrust the Adviser, under the supervision of the Board, to manage the portion of their assets invested in the Fund.

Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services provided by the Adviser. The Board determined that the services provided were of high quality and at least commensurate with industry standards.

The Trustees reviewed the background and experience of the Portfolio's two portfolio managers and also met with senior management of the Adviser to receive an overview of its organization, personnel, resources and strategic plans. Among other things, the Trustees considered the size, education and experience of the Adviser's investment staff, technological infrastructure and overall responsiveness to changes in market conditions.

The Board determined that the Adviser had the expertise and resources to manage the Portfolio effectively.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

     FACTORS CONSIDERED BY BOARD OF TRUSTEES IN APPROVING ADVISORY AGREEMENT
                                   (UNAUDITED)

INVESTMENT PERFORMANCE

The Board considered the investment performance of the Fund (rather than the Portfolio alone) against a peer group of investment companies selected by the Adviser with input from the Trustees. The Board also compared the Fund's investment performance against the average performance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund's performance rankings against that universe. In addition to the information received by the Board at the September 28, 2006 Board meeting, the Trustees received similar detailed comparative performance information for the Fund at each regular Board meeting during the year.

The Board considered the Fund's performance for the one-, three- and five-year periods ended July 31, 2006 based on the Lipper materials provided to the Board at the September 28, 2006 meeting. The Board found that the Fund underperformed its peer group average returns for the one-year period (3.03% vs. 4.29%), three-year period (7.95% vs. 9.35%) and five-year period (8.14% vs. 8.59%). The Board noted that Standish Mellon had discussed possible changes within the Fund's portfolio management team and further noted the Fund's improved recent performance, which was reported in the October 17, 2006 meeting's materials.

ADVISORY FEE AND OTHER EXPENSES

The Board considered the advisory fee rate paid by the Portfolio to the Adviser. The Lipper data presenting the Portfolio's "net management fees" included fees paid by the Portfolio, as calculated by Lipper, for administrative services provided by Mellon Bank, N.A., the Portfolio's custodian. Such reporting was necessary, according to Lipper, to allow the Board to compare the Portfolio's advisory fees to those peers that include administrative fees within a blended advisory fee.

The Portfolio's contractual advisory fee was 0.50%, in the 2nd quintile (1st being the best) of its peer group of funds, the median fee of which was 0.60%. The Portfolio's entire management fee (including certain administrative services fees allocated under Lipper's calculation methodology) was reimbursed pursuant to an expense limitation agreement. By comparison, the peer group median net management fee was 0.552%. Based on the Lipper data, as well as other factors discussed at the September 28, 2006 meeting, the Board determined that the Portfolio's advisory fee is reasonable relative to its peer group averages, both with and without giving effect to expense limitations.

The Board also compared the fees payable by the Portfolio relative to those payable by separate account clients of the Adviser. Based on the additional scope and complexity of the services provided and responsibilities assumed by the Adviser with respect to the Portfolio relative to these other types of clients, the Board concluded that the fees payable under the advisory agreement were reasonable relative to the nature and quality of the services provided.

The Board also considered the Fund's (rather than solely the Portfolio's) expense ratio and compared it to that of its peer group of similar funds. The Board found that the actual net expense ratio of 0.50% (after giving effect to expense limitations) was lower than the median net expense ratio of the peer group of 0.757% notwithstanding the fact that most of the other funds in the peer group were larger than the Fund.

THE ADVISER'S PROFITABILITY

The Board considered the Adviser's profitability in managing the Portfolio and Fund and the Mellon Institutional Funds as a group, as well as the methodology used to compute such profitability, and the various direct and indirect expenses incurred by the Adviser or its affiliated investment adviser, The Boston Company Asset Management, LLC ("TBCAM") in managing the Portfolio and other funds in the Mellon Institutional Funds family of funds. The Independent Trustees had observed that the Adviser, based on the profitability information submitted to them by the Adviser, incurred losses in managing all but one of the investment companies in the Mellon Institutional Funds family of funds, including the Portfolio and Fund. The Trustees observed that the Adviser had incurred losses in operating the Portfolio and Fund in both 2004 and 2005.

ECONOMIES OF SCALE

The Board also considered the extent to which economies of scale might be realized as the Portfolio and Fund grow. They observed that the Standish Mellon Fixed Income Portfolio and The Boston Company International Core Equity Portfolio, two of the largest funds in the complex, already had breakpoints in their fee arrangements that reflected economies resulting from their size. The Board also noted that at the March 7, 2006 meeting, management had presented a Breakpoint Discussion Memorandum that had proposed a framework for future breakpoints. The Board concluded that, at existing asset levels and considering current assets growth projections, the implementation of additional fee breakpoints or other fee reductions was not necessary at this time.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

    FACTORS CONSIDERED BY BOARD OF TRUSTEES IN APPROVING ADVISORY AGREEMENT
                                  (UNAUDITED)

OTHER BENEFITS

The Board also considered the additional benefits flowing to Mellon as a result of its relationship with the Mellon Institutional Funds as a group, including revenues received by Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds. In each case, such affiliates were selected by the Board on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors.

The Board considered the fact that Mellon operates businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to Mellon and its affiliates by virtue of its relationship with the Funds and the Mellon Institutional Funds as a group.

                                     * * *

The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Portfolio's advisory agreement and the compensation to the Adviser provided therein are fair and reasonable and, thus, in approving the continuation of the agreement for a one-year period.

TRUSTEES AND OFFICERS (UNAUDITED)

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended December 31, 2006. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                           NUMBER OF                     TRUSTEE
                                                                    PRINCIPAL           PORTFOLIOS IN      OTHER       REMUNERATION
NAME                                          TERM OF OFFICE       OCCUPATION(S)         FUND COMPLEX  DIRECTORSHIPS  (PERIOD ENDED
ADDRESS, AND                   POSITION(S)    AND LENGTH OF        DURING PAST           OVERSEEN BY      HELD BY       DECEMBER 31,
DATE OF BIRTH                HELD WITH TRUST   TIME SERVED          5 YEARS                TRUSTEE        TRUSTEE          2006)
-------------                ---------------  -------------   ------------------------- -------------  ------------- ---------------
Samuel C. Fleming               Trustee       Trustee since   Chairman Emeritus,              30       None               Fund: $500
c/o Decision Resources, Inc.                  11/3/1986       Decision Resources, Inc.                               Portfolio: $616
260 Charles Street                                            ("DRI") (biotechnology
Waltham, MA 02453                                             research and consulting
9/30/40                                                       firm); formerly Chairman
                                                              of the Board and Chief
                                                              Executive Officer, DRI

Caleb Loring III                Trustee       Trustee since   Trustee, Essex Street           30       None               Fund: $500
c/o Essex Street Associates                   11/3/1986       Associates (family                                     Portfolio: $641
P.O. Box 5600                                                 investment trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman            Trustee       Trustee since   William Joseph Maier,           30       None               Fund: $500
c/o Harvard University                        9/13/1989       Professor of Political                                 Portfolio: $616
Littauer Center 127                                           Economy, Harvard
Cambridge, MA 02138                                           University
8/5/44

John H. Hewitt                  Trustee       Trustee since   Trustee, Mertens                30       None               Fund: $500
P.O. Box 2333                                 11/3/1986       House, Inc. (hospice)                                  Portfolio: $616
New London, NH 03257
4/11/35

Interested Trustees

Patrick J. Sheppard             Trustee,      Since 2003      President and Chief             30       None               $0
The Boston Company              President                     Operating Officer of
Asset Management, LLC           and Chief                     The Boston Company
One Boston Place                Executive                     Asset Management, LLC;
Boston, MA 02108                Officer                       formerly Senior Vice President
7/24/65                                                       and Chief Operating
                                                              Officer,
                                                              Mellon Asset Management
                                                              ("MAM") and Vice
                                                              President and Chief
                                                              Financial Officer, MAM

Principal Officers who are Not Trustees

NAME                                                    TERM OF OFFICE
ADDRESS, AND                        POSITION(S)          AND LENGTH OF                        PRINCIPAL OCCUPATION(S)
DATE OF BIRTH                     HELD WITH TRUST         TIME SERVED                           DURING PAST 5 YEARS
-------------                     ---------------       --------------         -------------------------------------------------
Barbara A. McCann                 Vice President         Since 2003            Senior Vice President and Head of Operations,
Mellon Asset Management           and Secretary                                Mellon Asset Management ("MAM"); formerly First
One Boston Place                                                               Vice President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson                Vice President         Vice President        Vice President and Mutual Funds Controller,
Mellon Asset Management           and Treasurer          since 1999;           Mellon Asset Management; formerly Assistant Vice
One Boston Place                                         Treasurer             President and Mutual Funds Controller, Standish
Boston, MA 02108                                         since 2002            Mellon Asset Management Company, LLC
7/14/65

Denise B. Kneeland                Assistant Vice         Since 1996            First Vice President and Manager, Mutual Funds
Mellon Asset Management           President                                    Operations, Mellon Asset Management; formerly Vice
One Boston Place                                                               President and Manager, Mutual Fund Operations,
Boston, MA 02108                                                                Standish Mellon Asset Management Company, LLC
8/19/51

Mary T. Lomasney                  Chief                  Since 2005            First Vice President, Mellon Asset Management and
Mellon Asset Management           Compliance                                   Chief Compliance Officer, Mellon Funds Distributor,
One Boston Place                  Officer                                      L.P. and Mellon Optima L/S Strategy Fund, LLC;
Boston, MA 02108                                                                formerly Director, Blackrock, Inc., Senior Vice
4/8/57                                                                         President, State Street Research & Management Company
                                                                               ("SSRM"), and Vice President, SSRM

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

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

                                [MELLON LOGO]
                                MELLON INSTITUTIONAL FUNDS

                                One Boston Place
                                Boston, MA 02108-4408
                                800.221.4795
                                www.melloninstitutionalfunds.com

Item 2. Code of Ethics.

          As of December 31, 2006, the Registrant has adopted a Code of Ethics, as defined in Item 2(b) of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. For the fiscal year ended December 31, 2006, there were no amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of the Registrant's Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer is filed as an exhibit to this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

          The Registrant's Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. The audit committee financial experts serving on the Registrant's audit committee are John
          H. Hewitt and Caleb Loring III, both of whom are "independent" pursuant to paragraph (a)(2) of Item 3 of Form N-CSR. Mr. Hewitt served at Morgan Stanley as a securities analyst and also in a supervisory role regarding analysis. He has held a chartered financial analyst designation, as well as a master's degree in business administration from Harvard University. He has been a member of the Registrant's audit committee since its inception. Mr. Loring served as an executive in the commercial lending division of the Bank of Boston, N.A., performing and supervising credit analyses and reviewing financial statements of potential and existing borrowers. Also, Mr. Loring has served as a private trustee in the Ayer Family Office, where his duties involve financial statement analysis. He has been a member of the Registrant's audit committee since its inception, and has served on the audit committees of several privately held companies.

Item 4. Principal Accountant Fees and Services.

          (a) AUDIT FEES: The aggregate fees billed for professional services rendered by the principal accountant, PricewaterhouseCoopers LLP, for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings for the fiscal years ended December 31, 2006 and 2005 were $143,310 and $132,097, respectively.
          (b) AUDIT RELATED FEES: The aggregate fees billed for the fiscal years ended December 31, 2006 and 2005 for assurance and related services by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $61,000 and $57,000, respectively. The nature of the services comprising the fees disclosed under this Item for both years included: the examination of compliance with requirements of Rule 17f-2 of the Investment Company Act of 1940.
          (c) TAX FEES: The aggregate fees billed for the fiscal years ended December 31, 2006 and 2005 for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning were $0 and $1,500, respectively.
          (d) ALL OTHER FEES: No such fees were billed to the Registrant by PricewaterhouseCoopers LLP for 2006 or 2005.
          (e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee pre-approves all audit and non-audit services to be performed by the Registrant's accountant before the accountant is engaged by the Registrant to perform such services.
          (e) (2) 100% of the services described in each of paragraphs (b) through (d) of this Item 4 were pre-approved by the Registrant's audit committee before the accountant was engaged by the Registrant to perform such services.
          (f)  Not applicable.

          (g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant and the Registrant's investment advisers, and any entity controlling, controlled by or under common control with the advisers that provides ongoing services to the Registrant for the fiscal years ended December 31, 2006 and 2005 were $0 and $0, respectively. The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant's transfer agent by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2006 and 2005 were $105,570 and $75,000, respectively.
               Services provided in both years included a review of the transfer agency function and to issue a report under Rule 17Ad-13(a)(3) of the Securities and Exchange Act of 1934.
          (h) Because all of the non-audit services rendered to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were pre-approved by the Registrant's Audit Committee of the Board of Trustees and no such non-audit services were not pre-approved, the Audit Committee was not asked to consider whether the provision of non-audit services rendered to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant which were not pre-approved by the Registrant's Audit Committee is compatible with maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable to the Registrant.

         Item 6. Schedule of Investments

         Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

         Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

         There have been no material changes.

Item 11. Controls and Procedures.

         (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures are effective based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date" as defined in Rule 30a-3(c) under the Investment Company Act of 1940).

         (b) Not applicable to the Registrant.

Item 12. Exhibits.

         (a)(1) Code of Ethics required by Item 2 is attached hereto as an exhibit.

         (a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 99CERT.302

         (b) Certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 and pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99CERT.906.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)               Mellon Institutional Funds Master Portfolio

By (Signature and Title):  /s/ BARBARA A. MCCANN
                           --------------------------------------------
                           Barbara A. McCann, Vice President and Secretary

                           Date:  March 9, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.


By (Signature and Title):  /s/ PATRICK J. SHEPPARD
                           --------------------------------------------
                           Patrick J. Sheppard, President and Chief Executive Officer

                           Date:  March 9, 2007


By (Signature and Title):  /s/ STEVEN M. ANDERSON
                           --------------------------------------------
                           Steven M. Anderson, Vice President and Treasurer

                           Date:  March 9, 2007